ANNUAL REPORT
                                                                October 31, 2000

                                GALAXY FUNDS

                                GALAXY EQUITY FUNDS



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                                          GALAXY ASSET ALLOCATION FUND

                                          GALAXY EQUITY INCOME FUND

                                          GALAXY GROWTH AND INCOME FUND

                                          GALAXY STRATEGIC EQUITY FUND

                                          GALAXY EQUITY VALUE FUND

                                          GALAXY EQUITY GROWTH FUND

                                          GALAXY GROWTH FUND II

                                          GALAXY SMALL CAP VALUE FUND

                                          GALAXY SMALL COMPANY EQUITY FUND

                                          GALAXY INTERNATIONAL EQUITY FUND

                                          GALAXY PAN ASIA FUND

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                                                                     GALAXY LOGO
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

Chairman's Message

Dear Shareholder:

      Enclosed is the annual report for the Galaxy Equity Funds for the fiscal year ended October 31, 2000. The report includes a Market Overview that explains the different economic and market factors influencing stock investments during this time. Following the Market Overview are individual reviews that describe how Fleet Investment Advisors Inc. ("FIA") managed each of the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of October 31, 2000, appear at the end of the report.

      Over the past year, a changing outlook for the economy and corporate earnings shifted market leadership from technology stocks and a narrow group of large growth companies to value-oriented stocks and stocks of small- and mid-sized companies. In this environment, stock prices became more volatile, and stock selection became increasingly important to maximizing total returns. While market volatility can be unnerving, even for experienced investors, short-term fluctuations are quite normal and should not deter you from the asset allocation strategy you've set to meet long-term financial goals.

      The Galaxy Funds have taken several steps to help you reach those goals. With the completion of the reorganization of the Boston 1784 Funds into the Galaxy Funds in June 2000, you now have a broader range of funds from which to choose in diversifying your portfolio. As assets from the Boston 1784 Funds were transferred to existing Galaxy Funds in connection with the reorganization, FIA made the portfolio adjustments necessary in seeking to achieve each Fund's investment objective. In implementing such adjustments, FIA sought to make the most of current market conditions and to maximize each Fund's returns.

      Going forward, Keith Banks, FIA's new Chief Investment Officer, will oversee the portfolio management of the Galaxy Equity Funds and other funds in the Galaxy family. Mr. Banks was the former managing director and head of U.S. equities for J.P. Morgan Investment Management.

      If you would like to know more about the expanded array of Galaxy Funds, or you have questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252) or visit us at www.galaxyfunds.com. You may also consult your financial advisor.

      Sincerely,

      /S/ SIGNATURE
      DWIGHT E. VICKS


      Dwight E. Vicks, Jr.
      Chairman of the Board of Trustees


Mutual Funds:

(BULLET) are not bank deposits
(BULLET) are not FDIC insured
(BULLET) are not obligations of, or guaranteed by, any bank
(BULLET) are subject to investment risk, including possible loss of the principal amount invested

Market Overview

EQUITY MARKET OVERVIEW
BY FLEET INVESTMENT ADVISORS INC.

      Changing expectations for economic growth and corporate earnings over the past year, along with a sell-off in the overvalued technology sector, kept stock prices volatile and brought a significant shift in market leadership. After outperforming for several years, stocks of larger firms relinquished their leadership to stocks of mid- and small-sized companies whose prices were more in line with earnings. Toward the end of the period, investors also showed a preference for value-oriented stocks over growth-related issues.

      For the 12 months ended October 31, 2000, the Standard & Poor's 500 Index (the "S&P 500 Index"), which represents large-cap growth stocks, earned a total return of 6.08%. Over the same period, small-cap stocks represented by the Russell 2000 Index (the "Russell 2000") had a total return of 17.41%. Although continued improvements in economies abroad helped foreign stocks perform well early in the period, rising oil prices, a weak euro and corporate profit warnings later in the year left the Morgan Stanley Europe, Australasia, Far East ("EAFE") Index with a total return of -2.90% for the period as a whole.

      By maintaining well-diversified portfolios, and trading technology stocks and other issues that had reached our price targets for stocks that offered better price potential, we helped the Galaxy Equity Funds make the most of the year's market changes.

A CHANGE IN MARKET LEADERSHIP

      When the reporting period began, during the fourth quarter of 1999, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 7.3%. This rapid pace of growth, accompanied by a relatively moderate 2.6% annualized rate of inflation and a continued surge of "momentum investing" that drove technology issues to stratospheric heights, helped the major U.S. equity indices post strong gains in the last two months of the year. Overseas, economic gains boosted stock prices in most markets.

      Stock investors generally ignored the potential threat to earnings from a hike in short-term interest rates of 25 basis points (0.25%) by the Federal Reserve ("the Fed") on November 16, 1999. The increase, which the Fed had imposed on top of earlier hikes totaling another 50 basis points, was intended to slow growth enough to keep inflation under control and achieve a "soft landing" for the economy. As investors anticipated further rate hikes in months ahead, the yield for long-term Treasuries rose from 6.16% on November 1 to 6.48% by the end of 1999.

      With the rate of GDP growth still strong at 4.8% in the first quarter of 2000, as well as tight employment and rising energy costs keeping upward pressure on inflation, the Fed imposed two more rate hikes of 25 basis points each in February and March. As short-term rates reached their highest levels since 1991, a mid-January announcement by the U.S. Treasury that it would reduce new issues of government debt and buy back many longer-maturity bonds drove long-term yields lower.

      Despite the threat to growth posed by higher short-term rates, stock prices continued to rise into March, as demand for technology stocks remained strong, but became increasingly volatile. During this period, investors ventured beyond the consumer-oriented Internet stocks that had dominated market leadership for several quarters into a more diverse group of technology, media and telecommunications issues. At the end of 1999, demand also increased for technology stocks of smaller firms. By March, demand then shifted from "new economy" stocks to the more reasonably priced stocks in "old economy" sectors. Overseas, sizable losses in Japanese stocks and many of the emerging markets in Asia were balanced by healthy gains in many European markets.

      Despite the rise in short-term rates, the rate of GDP growth remained a relatively strong 5.6% in the second quarter. The continued economic strength was due in large part to earlier gains for stocks, which had created a "wealth effect" that offset the impact of higher interest costs on corporate profits. As a tight labor market and rising energy costs added upward pressure on prices, the inflation rate rose to 3.7% in March. With expectations for further rate hikes by the Fed, bond yields as a whole moved sharply higher and stock prices fell throughout the market in April. Leading the way down were the greatly overvalued stocks of technology firms.

      Following a Fed hike in short-term rates of 50 basis points in May, it became clear that economic growth was finally slowing. Stock prices generally improved from mid-May to the beginning of September. However, with investors more focused on company fundamentals, punishing firms for even slight disappointments in earnings, stock prices remained volatile during this period.

"WITH GROWTH SLOWING SOMEWHAT FASTER NOW THAN MANY ANALYSTS EXPECTED, STOCK PRICES WILL PROBABLY REMAIN VULNERABLE TO CONCERNS ABOUT EARNINGS AS WELL AS INTEREST RATES."

      This volatility dampened stock prices in many stock markets abroad.

      In the final weeks of the reporting period, investors became increasingly worried about how corporate earnings would respond to rising energy prices and a weak euro, in addition to a slowdown in domestic growth. As a result, stocks forfeited some of the price gains they had made during the spring and summer. Much of the price loss occurred in stocks of larger firms, whose valuations were particularly vulnerable to earnings concerns. Prices for foreign stocks fell sharply at the end of the period, due largely to weakness in the euro.

FOCUS ON VALUE AND DIVERSIFICATION

      With technology stocks at extremely high valuations when the reporting period began, we limited technology investments for the Galaxy Equity Funds to issues whose prices were most attractive versus potential earnings. As the prices for tech stocks moved higher in the first part of the period, we routinely took profits out of holdings in the sector that had performed well and added to positions in other technology firms or in companies outside the sector, which we felt had better price potential. At the same time, we maintained positions in a diverse mix of industry groups. This helped the Funds make the most of the eventual shift in market leadership from technology stocks into sectors with better value.

      Of further benefit were overweightings in many of the market sectors that outperformed during the year -- such as stocks of energy and health care firms -- as well as strong stock selection in these and other areas.

EARNINGS WATCH

      Although high oil prices and other factors could raise interest rates further in coming months, we continue to expect a "soft landing" for the economy. With growth slowing somewhat faster now than many analysts expected, stock prices will probably remain vulnerable to concerns about earnings as well as interest rates.

      As investors become even more focused on fundamentals, market leadership should continue to broaden. In this environment, value-oriented stocks of small and foreign-based firms could outperform.


PERFORMANCE AT-A-GLANCE

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES



                                                                                             10 YEARS/
AS OF OCTOBER 31, 2000                                       1 YEAR     3 YEARS    5 YEARS  LIFE OF FUND*
--------------------------------------------------------------------------------------------------------
Asset Allocation Fund (INCEPTION DATE 12/30/91)               10.21%    11.28%      14.23%     12.02%
--------------------------------------------------------------------------------------------------------
Equity Income Fund (INCEPTION DATE 12/14/90)                   8.94     11.70       15.60      14.18
--------------------------------------------------------------------------------------------------------
Growth and Income Fund (INCEPTION DATE 12/14/92)               9.38     11.42       16.85      15.36
--------------------------------------------------------------------------------------------------------
Strategic Equity Fund (INCEPTION DATE 3/4/98)                 21.69       N/A         N/A       7.73
--------------------------------------------------------------------------------------------------------
Equity Value Fund (INCEPTION DATE 9/1/88)                      8.22     11.14       16.82      16.57
--------------------------------------------------------------------------------------------------------
Equity Growth Fund (INCEPTION DATE 12/14/90)                  18.63     20.50       22.86      18.33
--------------------------------------------------------------------------------------------------------
Growth Fund II (INCEPTION DATE 3/28/96)**                     51.00     23.34         N/A      22.67
--------------------------------------------------------------------------------------------------------
Small Cap Value Fund (INCEPTION DATE 12/14/92)                22.62      4.53       15.56      14.27
--------------------------------------------------------------------------------------------------------
Small Company Equity Fund (INCEPTION DATE 12/30/91)           39.43      6.03       12.19      13.12
--------------------------------------------------------------------------------------------------------
International Equity Fund (INCEPTION DATE 12/30/91)           (1.08)    13.62       13.78      11.10
--------------------------------------------------------------------------------------------------------




 * Return figures shown are average annual total returns for the 10 years ended October 31, 2000 for the Equity Value Fund and for the period from inception through October 31, 2000 for each other Fund.

** The Galaxy Growth Fund II commenced operations as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of the Galaxy Fund. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund and shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. The total returns shown above for Trust Shares of the Galaxy Growth Fund II for periods prior to June 26, 2000 represent the returns for the Predecessor Fund.

AVERAGE ANNUAL TOTAL RETURNS-- RETAIL A SHARES*



                                                                                             10 YEARS/
AS OF OCTOBER 31, 2000                                   1 YEAR    3 YEARS    5 YEARS      LIFE OF FUND****
-------------------------------------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 12/30/91)                                 5.86%      9.70%     13.16%        11.39%
-------------------------------------------------------------------------------------------------------------
Equity Income Fund**
(INCEPTION DATE 12/14/90)                                 4.38       9.84      14.22         13.42
-------------------------------------------------------------------------------------------------------------
Growth and Income Fund
(INCEPTION DATE 2/12/93)                                  4.99       9.75      15.64         14.83
-------------------------------------------------------------------------------------------------------------
Strategic Equity Fund
(INCEPTION DATE 3/4/98)                                  16.50        N/A        N/A          5.67
-------------------------------------------------------------------------------------------------------------
Equity Value Fund**
(INCEPTION DATE 9/1/88)                                   3.80       9.34      15.51         15.85
-------------------------------------------------------------------------------------------------------------
Equity Growth Fund**
(INCEPTION DATE 12/14/90)                                13.75      18.52      21.44         17.58
-------------------------------------------------------------------------------------------------------------
Growth Fund II
(INCEPTION DATE 6/26/00)                                   N/A        N/A        N/A          4.86(DAGGER)
-------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
(INCEPTION DATE 2/12/93)                                 17.35       2.77      14.23         13.66
-------------------------------------------------------------------------------------------------------------
Small Company Equity Fund
(INCEPTION DATE 12/30/91)                                33.68       4.23      10.83         12.26
-------------------------------------------------------------------------------------------------------------
International Equity Fund
(INCEPTION DATE 12/30/91)                                (5.17)     11.62      12.31         10.20
-------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS-- PRIME A SHARES***



AS OF OCTOBER 31, 2000                                 1 YEAR      3 YEARS     5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
Asset Allocation Fund
(Inception date 11/1/98)                                  4.10%       N/A        N/A          6.86%
-------------------------------------------------------------------------------------------------------------
Growth and Income Fund
(Inception date 11/1/98)                                  3.27        N/A        N/A          8.87
-------------------------------------------------------------------------------------------------------------
Equity Growth Fund
(Inception date 11/1/98)                                 11.86        N/A        N/A         19.31
-------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
(Inception date 11/1/98)                                 15.52        N/A        N/A         10.56
-------------------------------------------------------------------------------------------------------------
International Equity Fund
(Inception date 11/1/98)                                 (6.76)       N/A        N/A          9.98
-------------------------------------------------------------------------------------------------------------



(DAGGER) Unannualized total return.

 * Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

 ** Retail A Shares of the Equity Value Fund and Equity Growth Fund were first issued during the fiscal year ended October 31, 1991 and Retail A Shares of the Equity Income Fund were first issued during the fiscal year ended October 31, 1992. The returns for prior periods represent the returns for Trust Shares of the Funds. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Funds were the same because each series of shares had the same expenses.

 *** Return figures include the effect of the maximum 5.50% front-end sales charge.

 **** Return figures shown are average annual total returns for the 10 years ended October 31, 2000 for the Equity Value Fund and for the period from inception through October 31, 2000 for each other Fund.

AVERAGE ANNUAL TOTAL RETURNS-- RETAIL B SHARES**




                                1 YEAR           1 YEAR           3 YEARS           3 YEARS       LIFE OF FUND      LIFE OF FUND
                             RETURN BEFORE    RETURN AFTER     RETURN BEFORE     RETURN AFTER     RETURN BEFORE     RETURN AFTER
                              CONTINGENT       CONTINGENT       CONTINGENT        CONTINGENT       CONTINGENT        CONTINGENT
                            DEFERRED SALES   DEFERRED SALES   DEFERRED SALES    DEFERRED SALES   DEFERRED SALES    DEFERRED SALES
AS OF OCTOBER 31, 2000      CHARGE DEDUCTED CHARGE DEDUCTED*  CHARGE DEDUCTED  CHARGE DEDUCTED*  CHARGE DEDUCTED  CHARGE DEDUCTED*
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 3/4/96)          9.20%           4.20%            10.35%             9.52%            12.44%           12.30%
----------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
(INCEPTION DATE 11/1/98)         7.71            3.17               N/A               N/A              8.54             6.87
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
(INCEPTION DATE 3/4/96)          8.35            3.35             10.36              9.54             14.17            14.03
----------------------------------------------------------------------------------------------------------------------------------
Strategic Equity Fund
(INCEPTION DATE 3/4/98)         20.33           15.33               N/A               N/A              6.48             5.41
----------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund
(INCEPTION DATE 3/4/96)          7.12            2.50              9.97              9.20             14.25            14.12
----------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund
(INCEPTION DATE 3/4/96)         17.29           12.29             19.18             18.47             20.56            20.45
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund II
(INCEPTION DATE 6/26/00)          N/A             N/A               N/A               N/A              8.76(DAGGER)     3.76(DAGGER)
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
(INCEPTION DATE 11/1/98)        21.06           16.06               N/A               N/A             12.64            10.85
----------------------------------------------------------------------------------------------------------------------------------
Small Company Equity Fund
(INCEPTION DATE 3/4/96)         37.82           32.82              4.91              4.00             10.23            10.08
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
(INCEPTION DATE 11/1/98)        (2.22)          (6.86)              N/A               N/A             12.05            10.25
----------------------------------------------------------------------------------------------------------------------------------



(DAGGER) Unannualized total returns.

 *    As if shares were redeemed at end of period.

 ** Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years.

AVERAGE ANNUAL TOTAL RETURNS-- PRIME B SHARES**




                                1 YEAR           1 YEAR            3 YEAR            3 YEAR        LIFE OF FUND     LIFE OF FUND
                             RETURN BEFORE    RETURN AFTER      RETURN BEFORE     RETURN AFTER     RETURN BEFORE    RETURN AFTER
                              CONTINGENT       CONTINGENT        CONTINGENT        CONTINGENT       CONTINGENT       CONTINGENT
                            DEFERRED SALES   DEFERRED SALES    DEFERRED SALES    DEFERRED SALES   DEFERRED SALES   DEFERRED SALES
AS OF OCTOBER 31, 2000      CHARGE DEDUCTED CHARGE DEDUCTED*   CHARGE DEDUCTED  CHARGE DEDUCTED*  CHARGE DEDUCTED CHARGE DEDUCTED*
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 11/1/98)         9.29%            4.29%              N/A               N/A              9.10%            7.25%
----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
(INCEPTION DATE 11/1/98)         8.38             3.38               N/A               N/A             11.14             9.33
----------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund
(INCEPTION DATE 11/1/98)        17.48            12.48               N/A               N/A             22.05            20.40
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
(INCEPTION DATE 11/1/98)        21.46            16.46               N/A               N/A             12.91            11.12
----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund
(INCEPTION DATE 11/1/98)        (2.02)           (6.66)              N/A               N/A             12.32            10.52
----------------------------------------------------------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS -- BKB SHARES

AS OF OCTOBER 31, 2000                1 YEAR      3 YEARS    5 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 6/19/00)                N/A         N/A        N/A          0.96%(DAGGER)
--------------------------------------------------------------------------------------
Growth and Income Fund
(INCEPTION DATE 6/19/00)                N/A         N/A        N/A          2.43(DAGGER)
--------------------------------------------------------------------------------------
Growth Fund II
(INCEPTION DATE 3/28/96)***           50.89%     23.31%        N/A         22.65
--------------------------------------------------------------------------------------
International Equity Fund
(INCEPTION DATE 6/19/00)                N/A         N/A        N/A        (12.59)(DAGGER)
--------------------------------------------------------------------------------------




 (DAGGER) Unannualized total returns.

 *    As if shares were redeemed at end of period.

 ** Prime B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Prime B Shares automatically convert to Prime A Shares after eight years.

 *** The Galaxy Growth Fund II commenced operations as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of The Galaxy Fund. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Trust Shares and BKB Shares of the Galaxy Growth Fund II. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund and shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. The total returns shown above for BKB Shares of the Galaxy Growth Fund II for periods prior to June 26, 2000 represent the returns for the Predecessor Fund.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR IS PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED.

PORTFOLIO REVIEWS

GALAXY ASSET ALLOCATION FUND
BY DON JONES
PORTFOLIO MANAGER

[PHOTO OMITTED - DON JONES]

DON JONES BECAME MANAGER OF THE GALAXY ASSET ALLOCATION FUND IN APRIL 1995. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1977.

      As economic uncertainty made stock prices more volatile in the past year, and market leadership broadened beyond the technology sector, the Galaxy Asset Allocation Fund benefited from a well-diversified portfolio of high-quality stocks and a sizable position in bonds.

      For the 12-months ended October 31, 2000, Trust Shares of the Galaxy Asset Allocation Fund earned a total return of 10.21%. For the same period, its Retail A Shares returned 9.98%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 9.20%, before deducting the maximum 5.00% contingent deferred sales charge. During the period, Prime A Shares of the Fund returned 10.15% before deducting the maximum 5.50% front-end sales charge, and Prime B Shares of the Fund returned 9.29% before deducting the maximum 5.00% contingent deferred sales charge. The total return for BKBShares of the Fund for the period June 19, 2000 (date of initial issuance) through October 31, 2000 was 0.96%. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on pages 5 and 6 for total returns after deducting the applicable contingent deferred sales charge.)

      These total returns compare with a total return of 9.34% for the average flexible fund tracked by Lipper Analytical Services Inc. ("Lipper"). During the same time, the S&P 500 Index, which only tracks the performance of stocks, returned 6.08%.

POSITIONED FOR MARKET ROTATION

      In the final months of 1999, the Fund benefited from strong gains by holdings in the technology, retail, and oil-services sectors that helped offset disappointing performance by its drug and financial stocks. At this point, we took profits in stocks of selected industrial, office equipment, beverage, and paper firms and used the proceeds to add to technology, consumer retail, financial, and electronics holdings that we felt had better growth potential.

      As the technology sector advanced further in the first months of 2000, gains from the Fund's technology positions helped offset further disappointments from drug and financial stocks. Using cash reserves and proceeds from the sale of drug and food stocks, we continued to add selectively to technology holdings and increased investments in biotech firms. Within the financial sector, we traded stocks with less potential for new investment opportunities.

      During the second and third quarters of 2000, strong total returns from the Fund's energy stocks boosted performance. As technology stocks became more overvalued, we took profits in many positions. This strategy, plus an outperformance by the tech stocks that remained, helped the Fund weather the technology sell-off relatively well. Of further help was a reduced weighting in the lesser-performing consumer staples sector. With the profits from tech stocks and some energy and financial positions, we increased investments in stocks of biotech, electronic, telephone utility, and industrial firms.

      Throughout the year, we kept 40% of the Fund's assets in bonds. Although falling bond prices dampened Fund total returns early in the period, shareholders benefited from rising yields. Later in the period, a rise in bond prices boosted total returns. We increased positions in corporates early in the year, when their prices were particularly attractive. We later reduced corporate holdings, and gave less attention to longer-term corporates, as investors became nervous about the outlook for company earnings.

STAYING DIVERSIFIED

      As the reporting period ended, we were taking further profits in the technology, energy, and drug sectors and using the proceeds to add more biotech stocks and stocks of selected health care providers, where the Fund has been underweighted. In months to come, we plan to maintain a well-diversified mix of high-quality stocks that can benefit from further shifts in market leadership and weather additional price volatility relatively well. If stock prices weaken significantly, we may move some money from bonds into stocks to make the most of new investment opportunities that arise.

PORTFOLIO REVIEWS


GALAXY ASSET ALLOCATION FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000


                                [GRAPHIC OMITTED]
                        GALAXY ASSET ALLOCATION PIE CHART

CORPORATE NOTES AND BONDS                               15%
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES              3%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS                  20%
COMMON STOCKS                                           54%
FOREIGN BONDS                                            2%
COMMERCIAL PAPER, PREFERRED STOCK &
NET OTHER ASSETS AND LIABILITIES                         6%




GALAXY ASSET ALLOCATION FUND

GROWTH OF $10,000 INVESTMENT*


                                [GRAPHIC OMITTED]
                     GALAXY ASSET ALLOCATION MOUNTAIN CHART
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC



                      GALAXY ASSET      GALAXY ASSET      GALAXY ASSET     GALAXY ASSET      GALAXY ASSET     GALAXY ASSET
           S&P 500  ALLOCATION FUND-  ALLOCATION FUND-  ALLOCATION FUND-  ALLOCATION FUND-  ALLOCATION FUND- ALLOCATION FUND-
            INDEX   RETAIL A SHARES   RETAIL B SHARES    TRUST SHARES     PRIME A SHARES    PRIME B SHARES     BKB SHARES
12/30/91    10000        9625                               10000
10/31/92    10295        9899                               10285
10/31/93    11830       11124                               11558
10/31/94    12284       10900                               11335
10/31/95    15528       13452              10000            14019
10/31/96    19270       15728              10271            16429
10/31/97    25458       18911              12454            19785
10/31/98    31186       21134              14314            22115               9450            10000
10/31/99    38978       23581              15618            24736              10366            10391
 6/30/00    41931       25785              17120            27088              11348            11464           10000
10/31/00    41348       25935              17173            27261              10366            11503           10096



* SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A SHARES AND PRIME B SHARES. SINCE INCEPTION ON 6/19/00 FOR BKBSHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AND THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE), RESPECTIVELY, AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY EQUITY INCOME FUND
BY ED KLISIEWICZ
PORTFOLIO MANAGER


[PHOTO OMITTED - ED KLISIEWICZ]

ED KLISIEWICZ HAS BEEN PORTFOLIO MANAGER OF THE GALAXY EQUITY INCOME FUND SINCE ITS INCEPTION IN DECEMBER OF 1990. HE HAS MANAGED PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1970.


      With stock prices volatile and bond yields falling for much of the 12-month period ended October 31, 2000, the higher-dividend sectors, where the Galaxy Equity Income Fund concentrates its investments, performed well relative to the market as a whole. The Fund also benefited as the income from these stocks enhanced total returns. Of further help was an underweighting in technology stocks when that sector corrected, as well as a general attention to stocks with reasonable valuations. These factors combined to help the Fund outperform both its market benchmark and other funds with similar investment objectives.

      For the 12-months ended October 31, 2000, the Fund's Trust Shares had a total return of 8.94%. Over the same time, its Retail A Shares had a total return of 8.45%, before deducting the maximum 3.75% front-end sales charge and its Retail B Shares earned a total return of 7.71% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) Those total returns compare to a total return of 6.94% for the average equity income fund tracked by Lipper. Over the same time the S&P 500 Index had a total return of 6.08%.

MANY INDIVIDUAL CONTRIBUTIONS

      Because the prices for many technology stocks far exceeded the earnings outlook for their firms, we began the reporting period underweighted in the sector. While this reduced the Fund's participation in the strong gains technology stocks enjoyed through the first months of the period, it helped protect the value of Fund shares when the sector later weakened. In the meantime, many individual technology holdings (such as Hewlett Packard, Intel, and Cisco Systems) added to the Fund's total returns.

PORTFOLIO REVIEWS

      During the year, we made many adjustments to the Fund's portfolio that let us take advantage of new investment opportunities that arose from market fluctuations. At the end of 1999, we used profits from the retail and telecommunications sectors to add selected technology, banking, and insurance firms. The addition of financial stocks proved beneficial at the start of 2000 and helped offset returns from utility positions that suffered as interest rates rose. At this point, we used profits from technology issues and other holdings that had performed well to add stocks with better price potential.

      When stock prices weakened in April, the Fund benefited from overweightings in drug and energy stocks, which earned above-average total returns, and from the outperformance by many individual holdings. As interest rates stabilized in the summer and fall, the Fund enjoyed further gains from its financial and energy holdings. This, plus positive contributions from a rebound in utility stocks and selected technology stocks, helped offset a disappointing performance by the Fund's drug positions. Throughout this time, we continued to use profits from better-performing issues to add stocks that we expected to outperform going forward.

FOCUS ON DEFENSIVE ISSUES

      Expecting growth to slow as the Fed prepares a soft landing for the economy, we have given greater attention to economically "defensive" issues with attractive yields. As a result, the Fund has significant positions in stocks of utility and consumer staples firms. In these and other areas, we continue to emphasize stocks of high-quality companies with strong earnings records and reasonable stock prices.

GALAXY EQUITY INCOME FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

                               [GRAPHIC OMITTED]
                      GALAXY EQUITY INCOME FUND PIE CHART

INDUSTRIAL                                       7%
BASIC MATERIALS                                  4%
COMMUNICATIONS                                   8%
ENERGY                                           9%
U.S. GOVERNMENT AND AGENCY
OBLIGATION, REPURCHASE AGREEMENT
& NET OTHER ASSETS AND LIABILITIES              10%
CONSUMER CYCLICAL                               10%
TECHNOLOGY                                      15%
FINANCE                                         17%
CONSUMER STAPLES                                16%
UTILITIES                                        4%


GALAXY EQUITY INCOME FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
                       GALAXY EQUITY INCOME MOUNTAIN CHART
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                          GALAXY EQUITY     GALAXY EQUITY     GALAXY EQUITY
              S&P 500     INCOME FUND-      INCOME FUND-       INCOME FUND-
               INDEX     RETAIL A SHARES   RETAIL B SHARES     TRUST SHARES

12/14/90       10000         9625                                10000
12/14/91       12358        11127                                11561
12/14/92       13589        12207                                12683
12/14/93       15615        13654                                14186
12/14/94       16215        14055                                14615
12/14/95       20497        17179                                17948
12/14/96       25437        20445                                21475
12/14/97       33605        25204                                26585
12/14/98       41166        29836              10000             31526
12/14/99       52243        31988              10444             34010
12/14/00       55419        34692              11422             37049


 * SINCE INCEPTION ON 12/14/90 FOR RETAIL A AND TRUST SHARES. SINCE INCEPTION ON 11/1/98 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

GALAXY GROWTH AND INCOME FUND
BY GREG MILLER
PORTFOLIO MANAGER

[PHOTO OMITTED - GREG MILLER]

GREG MILLER HAS MANAGED THE GALAXY GROWTH AND INCOME FUND SINCE JULY OF 1998. HE HAS MANAGED EQUITY PORTFOLIOS SINCE 1988.


      As market leadership broadened from technology stocks into other sectors over the past year, and investors shifted to value-oriented issues, the Galaxy Growth and Income Fund benefited from reduced positions in technology stocks and its ongoing focus on stocks whose prices are attractive versus the earnings potential of their firms.

      For the 12-months ended October 31, 2000, the Fund's Trust Shares earned a total return of 9.38%. Over the same time, its Retail A Shares earned 9.06%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares earned 8.35%, before deducting the maximum 5.00% contingent deferred sales charge. During the period, Prime A Shares of the Fund earned 9.27% before deducting the maximum 5.50% front-end sales charge and Prime B Shares of the Fund earned 8.38% before deducting the maximum 5.00% contingent deferred sales charge. The total return for BKB Shares of the Fund for the period June 19, 2000 (date of initial issuance) through October 31, 2000 was 2.43%.(Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on pages 5 and 6 for total returns after deducting the applicable contingent deferred sales charge.)

      These results compare to a total return of 10.98% for the average multi-cap value fund tracked by Lipper. For the same period, the S&P 500 Index, which represents a more growth-oriented universe of stocks, had a total return of 6.08%.

MAXIMIZING A RETURN TO VALUE

      The Fund began the period with an underweighted position in technology stocks, whose high valuations made them inappropriate for our value-oriented investment strategy. While this diminished total returns when the tech sector was leading market gains at the end of 1999 and the start of 2000, the strategy helped performance when investors later abandoned technology stocks for other sectors. In the meantime, the Fund enjoyed above-average total returns from many individual tech positions.

      Of further help was an overweighted position in the health care sector, which outperformed for the period, and strong performances by individual health care positions like HealthSouth, Forest Labs and Elan. Overweightings and stock selection also helped in the capital goods and energy sectors -- where stocks like Tyco, Honeywell, United Technologies, Baker Hughes, Schlumberger and Exxon boosted returns.

      Such positive contributions helped offset disappointing returns from retail stocks like Circuit City and J.C. Penney, which underperformed on concerns about a slowdown in consumer spending. The communications-services sector was also weak, with poor performances from AT&T and WorldCom.

      During the first half of the period, we took profits in technology, health care, banking, and energy stocks that had performed well and used the proceeds to add positions throughout the portfolio that offered better price potential. In the second half, we traded financial, energy, technology, and basic materials stocks for drug and consumer cyclical stocks -- as well as other technology, basic materials, and energy stocks with greater value.

MOVE TO VALUE COULD CONTINUE

      We are hopeful that the return of investors to value-oriented stocks in recent months will continue. While an economic slowdown can make stocks with strong earnings growth more attractive to investors, many technology stocks and other growth-oriented issues are still quite expensive versus their earnings.

      In this environment, we intend to maintain the diversification that we've established for the Fund's portfolio and continue to emphasize quality companies with attractive prices. We may soon reduce the Fund's energy position and increase holdings in the retail group and other consumer sectors. While health care stocks have enjoyed substantial gains, we believe they continue to offer reasonably good value -- especially compared to technology stocks.

PORTFOLIO REVIEWS

GALAXY GROWTH AND INCOME FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

                                [GRAPHIC OMITTED]
                     GALAXY GROWTH AND INCOME FUND PIE CHART

ENERGY                                          10%
INDUSTRIAL                                       8%
CONSUMER CYCLICAL                               10%
CONVERTIBLE PREFERRED STOCKS,
OTHER COMMON STOCKS, REPURCHASE
AGREEMENT & NET OTHER ASSETS
AND LIABILITIES                                 13%
FINANCE                                         15%
CONSUMER STAPLES                                22%
TECHNOLOGY                                      13%
COMMUNICATIONS                                   9%




GROWTH OF $10,000 INVESTMENT*

GALAXY GROWTH AND INCOME FUND


                                [GRAPHIC OMITTED]
                     GALAXY GROWTH AND INCOME MOUNTAIN CHART
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC




                        GALAXY GROWTH     GALAXY GROWTH     GALAXY GROWTH     GALAXY GROWTH      GALAXY GROWTH     GALAXY GROWTH
              S&P 500  AND INCOME FUND-  AND INCOME FUND-  AND INCOME FUND-  AND INCOME FUND-   AND INCOME FUND-  AND INCOME FUND-
               INDEX   RETAIL A SHARES   RETAIL B SHARES    TRUST SHARES     PRIME A SHARES     PRIME B SHARES      BKB SHARES
12/14/92       10000         9625                             10000
10/31/93       10890         9861                             10256
10/31/94       11548        10548                             10993
10/31/95       14601        12316            10000            12871
10/31/96       18120        15497            10221            16264
10/31/97       23938        18318            11986            19255
10/31/98       29324        25231            16387            26598               9450               10000
10/31/99       36669        26641            16912            28180              10847               10898
 6/30/00       38966        27972            17779            29631              11398               11514              10000
10/31/00       38898        29054            18441            30822              11853               11953              10243


 * SINCE INCEPTION ON 12/14/92 FOR TRUST SHARES AND 2/12/93 FOR RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A SHARES AND PRIME B SHARES. SINCE INCEPTION ON 6/19/00 FOR BKBSHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AND THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE), RESPECTIVELY, AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


GALAXY STRATEGIC EQUITY FUND
BY PETER B. HATHAWAY, CFA
PORTFOLIO MANAGER



[PHOTO OMITTED - PETER HATHAWAY]

PETER HATHAWAY HAS MANAGED THE GALAXY STRATEGIC EQUITY FUND SINCE ITS INCEPTION IN MARCH OF 1998. HE HAS WORKED FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1965 AND HAS MANAGED INVESTMENTS SINCE 1974.


      During the past 12-months, the Galaxy Strategic Equity Fund maintained its value discipline of owning equities that were reasonably priced relative to their earnings and growth potential. Historically, this discipline has kept the Fund away from stocks that are excessively priced versus their underlying fundamentals. Over the past year, the discipline has led to an underweighting in technology stocks and many of the large companies with dominant weightings in the S&P 500 Index. Instead, we took advantage of values among energy and financial stocks and gave emphasis to the bottom 450 names in the S&P 500 Index, which traded at steep discounts to the top 50 names in the Index on a price-to-earnings basis.

      In the early part of the year, the continued strong performance by a narrow group of stocks caused the Fund to lag the market. Later, however, the Fund's emphasis on reasonably priced stocks was rewarded -- especially its focus on mid-cap and value-oriented stocks. For the period as a whole, the Fund earned outstanding returns that outpaced its market benchmark and other funds with similar investment objectives.

      For the 12-months ended October 31, 2000, the Fund's Trust Shares earned a total return of 21.69%. For the same period, its Retail A Shares returned 21.09%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 20.33%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.)

      Over the same time, the average multi-cap core fund tracked by Lipper earned a total return of 14.62% and the S&P 500 Index returned 6.08%.

PORTFOLIO REVIEWS

STOCK SELECTION INCREASINGLY IMPORTANT

      The explosion in market capitalizations and price-to-earnings ratios for the largest stocks in the S&P 500 Index that began in 1997 peaked in March of 2000. The depressed valuations created at the peak of this bubble, when investors were infatuated with technology stocks and other "new economy stocks," allowed the Fund to purchase stocks of financial, energy, and medium-sized companies at attractive prices. The leading contributors to the Fund's performance during the reporting period were financial, consumer staples, energy, and capital goods stocks. The specific stock selection in these and other areas also proved beneficial, reflecting a renewed interest in value-oriented investing and stock fundamentals by investors.

      Throughout the period, we sought to upgrade the growth potential and investment stature of holdings in the Fund's portfolio. This led us to top-quality stocks that had become undervalued because of temporary earnings disappointments. In the second half of the year, we took profits in some of the Fund's energy holdings and increased positions in consumer cyclicals.

CONTINUED FOCUS ON GROWTH AT A REASONABLE PRICE

      Our emphasis on paying a reasonable price for a company's earnings and growth prospects should continue to benefit Fund total returns in coming months, as uncertainty sends investors back to investing basics and company valuations become more important. We are comfortable with the fundamental underpinnings of the Fund's holdings and can justify their prices based upon historical precedent.

      We plan to continue looking for stocks that offer superior return potential over a 12- to 24-month timeframe. As investors become more confident that the current economic expansion will continue, we are finding value in economically sensitive stocks. Although we remain underweighted in technology stocks, we are adding to this sector selectively when the valuations make sense.

GALAXY STRATEGIC EQUITY FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000


                                [GRAPHIC OMITTED]
                     GALAXY STRATEGIC EQUITY FUND PIE CHART


REPURCHASE AGREEMENT & NET OTHER
ASSETS AND LIABILITIES                              11%
BASIC MATERIALS                                      6%
ENERGY                                               8%
INDUSTRIAL                                           9%
FINANCE                                             13%
CONSUMER STAPLES                                    15%
OTHER COMMON STOCKS                                  5%
TECHNOLOGY                                          16%
CONSUMER CYCLICAL                                   17%


GALAXY STRATEGIC EQUITY FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
                     GALAXY STRATEGIC EQUITY MOUNTAIN CHART
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

                      GALAXY STRATEGIC   GALAXY STRATEGIC   GALAXY STRATEGIC
            S&P 500     EQUITY FUND-       EQUITY FUND-        EQUITY FUND-
             INDEX    RETAIL A SHARES    RETAIL B SHARES      TRUST SHARES

 3/04/98     10000          9625              10000              10000
 4/30/98     10619          9788               9579              10201
10/31/98     10577          9263               9048               9667
 4/30/99     12937         10925              10792              11422
10/31/99     13291          9564               9373              10019
 4/30/00     14245         10771              10678              11305
10/31/00     14099         11581              11447              12192


 * SINCE INCEPTION ON 3/4/98 FOR TRUST, RETAIL A AND RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 3.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE THIRD YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

GALAXY EQUITY VALUE FUND
BY G. JAY EVANS, CFA
PORTFOLIO MANAGER


[PHOTO OMITTED - G. JAY EVANS]

G. JAY EVANS HAS MANAGED THE GALAXY EQUITY VALUE FUND SINCE APRIL OF 1993. HE HAS MANAGED VALUE-ORIENTED PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1978.

      From the start of the reporting period through the first half of 2000, demand held strong for stocks of high-tech communications, data processing, and Internet equipment firms. Growth portfolios concentrated in technology positions performed well, while portfolios invested over the rest of the market earned lackluster total returns. Then, as successive interest rate hikes, higher oil prices, and a strong dollar slowed the demand for technology, investors focused on the vulnerability of these high-multiple, high-expectation stocks to potential earnings disappointments.

      Under such conditions, the lower-priced value sector looked relatively attractive to investors and a significant movement to value commenced during the summer months. Utilities performed particularly well, followed by energy and health care as we entered the fall. Although an underweighting in the technology sector versus its market benchmark diminished the performance of the Galaxy Equity Value Fund at the start of the reporting period, the Fund's emphasis on value-oriented sectors and strong stock selection within those sectors improved total returns in the months that followed.

      For the 12-months ended October 31, 2000, Trust Shares of the Fund earned a total return of 8.22%. For the same period, its Retail A Shares returned 7.83% before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 7.12% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) Over the same time, the average multi-cap value fund tracked by Lipper returned 10.98% and the S&P 500 Index, which is more representative of growth-oriented firms, returned 6.08%.

HELP FROM OIL AND FINANCIAL STOCKS

      Of particular help to Fund total returns was an emphasis on and good selectivity in the energy and financial sectors. Oil-service stocks were especially strong as oil prices rose and inventories tightened. Financial stocks gained in anticipation of a soft economic landing that could help interest rates to fall.

      Holdings in the communications, health care, and utility sectors also performed especially well against comparable segments of the S&P 500 Index. These positives helped offset the effect of an underweighting in the strongly performing utility sector and an emphasis on the oversold consumer cyclical sector, which performed poorly as investors questioned the resilience of consumer spending in the face of rising interest rates.

VALUE RETURNS TO FAVOR

      The historically wide disparity in price/earnings valuations that now exists between growth and value stocks should continue to close, as the outlook for interest rates eases and investors become more confident of an economic soft landing. Value issues should also benefit from a modest acceleration in earnings growth that now contrasts with the sizeable earnings deceleration forecast for many growth companies. Furthermore, as the increasingly competitive environment aided by the Internet and e-commerce challenges the traditional blue-chip market leaders, market dominance may count for less in the future -- a change that should benefit value investors.

      As the outlook for value improves, the Fund will be supported by a strong research effort focused on finding overlooked, undervalued companies that are experiencing improvements in profitability. This effort will be helped by a sophisticated valuation system designed to identify both underpriced and overpriced issues.

PORTFOLIO REVIEWS

GALAXY EQUITY VALUE FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

                                [GRAPHIC OMITTED]
                       GALAXY EQUITY VALUE FUND PIE CHART

BASIC MATERIALS                                  3%
COMMUNICATIONS                                   3%
REPURCHASE AGREEMENT & NET OTHER
ASSETS AND LIABILITIES                           2%
CONSUMER STAPLES                                 8%
INDUSTRIAL                                       8%
ENERGY                                          13%
CONSUMER CYCLICAL                               15%
FINANCE                                         18%
TECHNOLOGY                                      30%


GALAXY EQUITY VALUE FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
                       GALAXY EQUITY VALUE MOUNTAIN CHART
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC



                         GALAXY EQUITY     GALAXY EQUITY    GALAXY EQUITY
              S&P 500      VALUE FUND        VALUE FUND       VALUE FUND
               INDEX    RETAIL A SHARES   RETAIL B SHARES    TRUST SHARES

 9/01/88        10000          9625                             10000
10/31/88        10731         10019                             10410
10/31/89        13552         11441                             11887
10/31/90        12537         10362                             10766
10/31/91        16737         13517                             14045
10/31/92        18404         14282                             14839
10/31/93        21148         17307                             17982
10/31/94        21960         18167                             18889
10/31/95        27760         21948             10000           22915
10/31/96        34450         26663             10081           27968
10/31/97        45512         33233             11898           36321
10/31/98        55752         41216             16645           43453
10/31/99        69669         43486             17169           46074
10/31/00        73905         46891             18507           49861


 * SINCE INCEPTION ON 9/1/88 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.


GALAXY EQUITY GROWTH FUND
BY BOB ARMKNECHT
PORTFOLIO MANAGER

[PHOTO OMITTED - BOB ARMKNECHT]

BOB ARMKNECHT HAS BEEN MANAGING THE GALAXY EQUITY GROWTH FUND SINCE ITS INCEPTION IN DECEMBER OF 1990. HE HAS MANAGED EQUITY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1988.


      Broad portfolio diversification and strong stock selection helped the Galaxy Equity Growth Fund earn strong total returns for the 12-months ended October 31, 2000, and far outpace the total returns for both its market benchmark and other funds with similar investment objectives.

      For the period, the Fund's Trust Shares earned a total return of 18.63%. Over the same time, its Retail A Shares earned 18.18%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares earned 17.29%, before deducting the maximum 5.00% contingent deferred sales charge. During the period, Prime A Shares of the Fund earned 18.36% before deducting the maximum 5.50% front-end sales charge, and the Fund's Prime B Shares earned a total return of 17.48% before deducting the 5.00% maximum contingent deferred sales. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on pages 5 and 6 for total returns after deducting the applicable contingent deferred sales charge.)

      Over the same period, the average total return for large-cap core funds tracked by Lipper was 9.68% and the S&P 500 Index earned a total return of 6.08%.

DIVERSIFICATION KEY AS LEADERSHIP CHANGED

      In the first half of the reporting period, investors favored sectors with strong potential for earnings growth. In this environment, the Fund benefited from a diversified exposure to growth areas of the economy that included overweightings in top-performing areas like energy and health care.

      Within these sectors, investors generally preferred industry leaders, where we tend to focus the Fund's investments. Outperformance by holdings in the technology, consumer staples, and communications areas -- where the Fund had neutral weightings -- further enhanced returns and helped offset a disappointing performance from individual issues within the portfolio. During this time, we took profits in selected energy and technology stocks, used some of the proceeds to buy drug and retail stocks that looked attractive, and added the remainder to the Fund's cash position.

      When market leadership began to shift in the spring of 2000, the Fund continued to benefit both from our diversification strategy and from our continued emphasis on companies with above-average growth potential. In addition to strong returns from a sizable energy position, an outperformance by individual technology, health care and financial stocks helped offset an underperformance by consumer staples stocks. As the prices for technology stocks weakened, we used some of the Fund's cash to take advantage of new opportunities in the sector.

      The Fund's large energy weighting continued to boost total returns until the very end of the reporting period, along with outperformances from individual energy positions. As interest rates edged lower in the summer and fall of 2000, solid gains from the financial sector further enhanced total returns and helped offset a disappointing performance by consumer cyclical and telephone communications stocks. At this point, we trimmed holdings in certain retail, industrial, and technology stocks to add financial stocks with better price potential. Within the technology sector and other groups, we traded stocks to recognize capital losses that could minimize year-end capital gains distributions.


ABOVE-AVERAGE EARNINGS POTENTIAL

      When the reporting period ended, the Fund was overweighted in the energy, health care, and capital goods sectors and underweighted in stocks of consumer staples, consumer cyclical, technology, and basic materials firms. By taking advantage of new opportunities that arose as market leadership continued to change, we have been able to significantly enhance the quality of the Fund's investments.

      As in the previous year, we plan to maintain a broadly diversified portfolio of leading companies with above-average earnings potential in industries that we expect to outperform as the economic climate changes.


GALAXY EQUITY GROWTH FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

                                [GRAPHIC OMITTED]
                       GALAXY EQUITY GROWTH FUND PIE CHART

UTILITIES                                        2%
CONSUMER CYCLICAL                                7%
ENERGY                                          10%
TECHNOLOGY                                      14%
COMMUNICATIONS                                  14%
INDUSTRIAL                                      14%
FINANCE                                         16%
REPURCHASE AGREEMENT & NET
OTHER ASSETS AND LIABILITIES                     3%
CONSUMER STAPLES                                20%




GALAXY EQUITY GROWTH FUND

GROWTH OF $10,000 INVESTMENT*


                                [GRAPHIC OMITTED]
                       GALAXY EQUITY GROWTH MOUNTAIN CHART
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC



                        GALAXY EQUITY    GALAXY EQUITY    GALAXY EQUITY    GALAXY EQUITY    GALAXY EQUITY
              S&P 500    GROWTH FUND-     GROWTH FUND-     GROWTH FUND-     GROWTH FUND-     GROWTH FUND-
               INDEX   RETAIL A SHARES  RETAIL B SHARES   TRUST SHARES     PRIME A SHARES   PRIME B SHARES
12/14/90       10000        9625                             10000
10/31/91       12358       11683                             12139
10/31/92       13589       12747                             13244
10/31/93       15615       13840                             14380
10/31/94       16215       14494                             15070
10/31/95       20497       18051            10000            18849
10/31/96       23319       21753            10102            22813
10/31/97       30807       28629            11856            30151
10/31/98       37739       34224            16812            36099             9450            10000
10/31/99       52243       41897            20175            44474            12028            12179
10/31/00       55419       49516            23798            52758            14236            14496



* SINCE INCEPTION ON 12/14/90 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. SINCE INCEPTION ON 11/1/98 FOR PRIME A SHARES AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AND THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE), RESPECTIVELY, AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE S&P 500 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

GALAXY GROWTH FUND II
BY GENE TAKACH AND TED OBER
PORTFOLIO MANAGERS

[PHOTO OMITTED - EUGENE D. TAKACH]

EUGENE D. TAKACH, WHO HAS OVER 30 YEARS OF EXPERIENCE IN INVESTMENT
MANAGEMENT RESEARCH ANALYSIS AND SECURITIES TRADING, HAS BEEN A PORTFOLIO MANAGER WITH FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1971.

[PHOTO OMITTED - THEODORE E. OBER]

THEODORE E. OBER, WHO HAS OVER 11 YEARS OF EXPERIENCE IN INVESTMENT MANAGEMENT AND RESEARCH ANALYSIS, HAS BEEN A RESEARCH ANALYST, FUND MANAGER AND SENIOR FUND MANAGER WITH FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1987

MR. TAKACH AND MR. OBER HAVE CO-MANAGED THE FUND SINCE IT BEGAN OPERATIONS IN 1996.

      The Galaxy Growth Fund II seeks to provide capital appreciation by investing in a diversified portfolio of stocks with small- to medium-sized market capitalizations that are believed to have above-average growth potential. During the 12-month reporting period, the Fund benefited from a shift in market leadership that favored small- and mid-sized firms and from a strong emphasis on technology stocks, which outperformed in the first half of the period. These positives, combined with strong performances by many individual holdings in its portfolio, helped the Fund earn outstanding total returns that outpaced those for its market benchmark and other funds with similar investment objectives by wide margins.

      For the 12-months ended October 31, 2000, the Fund's Trust Shares earned a total return of 51.00%. For the period June 26, 2000 (date of initial issuance) through October 31, 2000, Retail A Shares of the Fund earned 8.91%, before deducting the 3.75% maximum front-end sales charge, and Retail B Shares of the Fund earned 8.76%, before deducting the 5.00% maximum contingent deferred sales charge. The total return for BKB Shares of the Fund for the 12 months ended October 31, 2000 was 50.89%. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.)

      Over the same 12-month period, the average total return for mid-cap growth funds tracked by Lipper was 37.79% and the S&P 500 Index earned a total return of 6.08%.

EARLY FOCUS ON TECHNOLOGY

      After underperforming for several years, stocks of small- and mid-sized firms outperformed for the 12-month reporting period. In the first half of the period, this was due largely to strong gains by technology firms in those market sectors. Later on, small- and mid-cap stocks benefited as investors recognized the exceptional value that the stocks offered as compared to large-cap growth stocks that had become extremely expensive versus company earnings. In addition to an overweighting in technology stocks and strong stock selection, the Fund benefited during the period from an underweighting in financial stocks, which underperformed.

      When the period began, the Fund was heavily invested in the technology area. This emphasis, plus strong performances by individual technology and biotechnology stocks (including QLogic, Emulex, Verisign, Cree Inc., and Millennium Pharmaceutical) significantly boosted the Fund's total returns as technology stocks led market gains from November of 1999 into March of 2000. Although the large technology weighting hurt total returns when the sector retreated in the spring, the damage was reduced by profit-taking we had initiated in February.

      With the proceeds from sales of technology stocks, we increased the Fund's energy position, which outperformed in the months that followed. We also added investments in specialty retail firms at this time. When technology prices were more attractive in June of 2000, we took advantage of selected investment opportunities there. We later increased holdings in the biotech sector on market weakness and added to investments in the energy sector.

MORE VALUE IN SMALL- AND MID-SIZED FIRMS

      Although stocks of small- and mid-sized firms have not performed well in recent months, we believe that these sectors still represent strong value versus stocks of large-cap firms. The earnings growth for small- and mid-sized firms is stronger than that for larger firms, while the prices for stocks in those sectors are more attractive than prices for large-cap stocks.

      In the months ahead, we plan to remain focused on technology stocks with the best growth potential -- including stocks of storage-area networking, switching, and fiber optics firms. We also expect to emphasize the specialty retail sector, which should benefit from lower interest rates, as well as investments in biotech companies and energy firms involved in exploration.

PORTFOLIO REVIEWS


GALAXY GROWTH FUND II

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

                                [GRAPHIC OMITTED]
                         GALAXY GROWTH FUND II PIE CHART

OTHER COMMON STOCKS                               3%
CONSUMER STAPLES                                  7%
REPURCHASE AGREEMENT, PREFERRED STOCK &
NET OTHER ASSETS AND LIABILITIES                  8%
INDUSTRIAL                                        9%
ENERGY                                           10%
COMMUNICATIONS                                   11%
CONSUMER CYCLICAL                                30%
TECHNOLOGY                                       22%



GALAXY GROWTH FUND II

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
                      GALAXY GROWTH FUND II MOUNTAIN CHART
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

          RUSSELL   GALAXY GROWTH   GALAXY GROWTH   GALAXY GROWTH  GALAXY GROWTH
           2000       FUND II-          FUND II-        FUND II-      FUND II-
           INDEX   RETAIL A SHARES  RETAIL B SHARES  TRUST SHARES    BKB SHARES

 3/28/96   10000                                        10000          10000
10/31/96   10373                                        11328          11328
10/31/97   13416                                        13625          13625
10/31/98   11827                                        11405          11405
10/31/99   14397                                        16931          16931
 6/30/00   16513       10000            10000           23272          23272
10/31/00   15951       10486            10376           25566          25548

 * SINCE INCEPTION ON 3/28/96 FOR TRUST AND BKB SHARES. SINCE INCEPTION ON 6/26/00 FOR RETAIL A AND RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 5.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIRST YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY SMALL CAP VALUE FUND
BY PETER LARSON
PORTFOLIO MANAGER

[PHOTO OMITTED - PETER LARSON]

PETER LARSON HAS MANAGED THE GALAXY SMALL CAP VALUE FUND SINCE 1993. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1981.


      As investor interest shifted over the 12-months ended October 31, 2000, the Galaxy Small Cap Value Fund benefited from making the most of changes within the technology sector and staying focused on stocks whose prices were attractive versus the earnings potential of their firms. With strong performance from many individual issues as well, the Fund earned strong total returns for the reporting period that outpaced those for both its market benchmark and other funds with similar investment objectives.

      Over the period, the Fund's Trust Shares earned a total return of 22.62%. Over the same time, Retail A Shares of the Fund earned 21.96%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares of the Fund earned 21.06% before deducting the maximum 5.00% contingent deferred sales charge. During the period, Prime A Shares of the Fund earned a total return of 22.26% before deducting the maximum 5.50% front-end sales charge, and Prime B Shares of the Fund earned a total return of 21.46% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on pages 5 and 6 for total returns after deducting the applicable contingent deferred sales charge.)

      These total returns compare to 21.15% returned for the period by the average small-company value fund tracked by Lipper. The Russell 2000 Index, which represents more growth-oriented stocks, earned a total return of 17.41% during this time.

STAYING FOCUSED ON VALUE

      As technology stocks soared at the end of 1999 and the beginning of 2000, helping growth-oriented stocks outperform value issues, the Fund benefited from a sizable position in technology stocks. An overweighting in energy stocks, which enjoyed strong gains as oil prices rose, also contributed positively to total returns, along with an underweighting in the poorly performing financial group. Of added benefit were holdings in companies involved in mergers, particularly in the consumer cyclical sector. When individual technology stocks reached our price targets, we traded those issues for stocks with better value -- emphasizing firms in the health care, utility, and financial sectors.

PORTFOLIO REVIEWS

      By March, when the prices of technology stocks began to fall, the Fund's technology weighting had dropped significantly. Weakness in the technology sector was further offset by continued gains from the Fund's energy stocks and an outperformance by consumer staples stocks. As investors shifted from growth- to value-oriented investments in the months that followed, the Fund enjoyed strong total returns from holdings in the basic materials and consumer cyclical sectors as well as further gains from its energy positions. These positives offset the effect of underweighted positions in the strongly performing biotech and hospital-management sectors. With further profit taking in technology stocks, and sales of some energy positions, we increased holdings in utility stocks and other stocks whose strong dividends could boost returns in a choppy market.

VALUE STOCKS COULD OUTPERFORM

      As the reporting period ended, both growth- and value-oriented stocks were hurt by concerns about slower growth in the economy and corporate earnings. While these concerns will probably persist in months to come, the prices for many small-company issues already reflect an expected weakness in earnings and so may have less room to fall than prices for stocks of larger firms. Value-oriented investments in the small-cap area could hold up particularly well in this environment.

      Although we will watch for new investment opportunities that might arise in the technology sector, we believe that, for the most part, the group remains overpriced. In the meantime, we plan to emphasize stocks in economically defensive sectors and continue boosting returns with dividend income.


GALAXY SMALL CAP VALUE FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

                                [GRAPHIC OMITTED]
                        GALAXY SMALL CAP VALUE PIE CHART

TECHNOLOGY                                       5%
OTHER COMMON STOCKS                              6%
CORPORATE BOND, REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES                11%
ENERGY                                          12%
FINANCE                                         13%
CONSUMER CYCLICAL                               14%
INDUSTRIAL                                      16%
CONSUMER STAPLES                                18%
COMMUNICATIONS                                   5%



GALAXY SMALL CAP VALUE FUND

GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
                      GALAXY SMALL CAP VALUE MOUNTAIN CHART
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC


             RUSSELL   GALAXY SMALL CAP  GALAXY SMALL CAP  GALAXY SMALL CAP  GALAXY SMALL CAP   GALAXY SMALL CAP
              2000       VALUE FUND-        VALUE FUND-       VALUE FUND-       VALUE FUND-        VALUE FUND-
              INDEX    RETAIL A SHARES   RETAIL B SHARES     TRUST SHARES     PRIME A SHARES     PRIME B SHARES

12/14/92      10000         9625                             10000
10/31/93      10890        10789                             11212
10/31/94      11548        10967                             11420
10/31/95      14601        13299                             13878
10/31/96      16612        15799                             16568
10/31/97      17299        17416                             18264
10/31/98      24634        25988            10000            27367               9450                 10000
10/31/99      22152        22026            10004            23325               9998                 10018
10/31/00      26009        26863            12288            28601              12224                 12348




 * SINCE INCEPTION ON 12/14/92 FOR TRUST SHARES. SINCE INCEPTION ON 2/12/93 FOR RETAIL A SHARES. SINCE INCEPTION ON 11/1/98 FOR RETAIL B, PRIME A AND PRIME B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

GALAXY SMALL COMPANY EQUITY FUND
BY STEVE BARBARO
PORTFOLIO MANAGER

[PHOTO OMITTED - STEVE BERBARO]

STEVE BARBARO HAS MANAGED THE GALAXY SMALL COMPANY EQUITY FUND SINCE ITS INCEPTION IN DECEMBER OF 1991. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1976.

      As strong gains from technology stocks boosted returns for the small-company growth sector in the first part of the reporting period, the Galaxy Small Company Equity Fund benefited from an overweighting in technology stocks and exceptional performances from individual holdings in the group. By using profits from these holdings to add better-priced stocks from a broad range of market sectors prior to the tech stock correction later in the period, we minimized the effect of the correction on Fund total returns and made the most of outperformances in other areas. As a result, the Fund earned exceptional total returns for the 12-months ended October 31, 2000, that outpaced both its market benchmark and other funds with similar investment objectives.

      During the reporting period, Trust Shares of the Fund had a total return of 39.43%. For the same period, Retail A Shares earned 38.89%, before deducting the maximum 3.75% sales charge, and Retail B Shares earned 37.82%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) For the same period small-cap growth funds tracked by Lipper earned a total return of 38.41% and small-cap stocks in the Russell 2000 Index returned 17.41%.

BROADENING THE PORTFOLIO

      During the first months of the reporting period, the Fund benefited from a focus on leading technology companies, which outperformed tech stocks as a whole. Of further help were solid performances by the Fund's health care positions and an underweighting in the lesser-performing financial group. These positives offset the effect of an underweighting in the strongly performing biotech group. As we took profits in technology stocks that had done well and in interest-sensitive stocks of consumer-oriented firms, we added tech and consumer stocks with better price potential -- as well as issues of energy, financial, transportation, and capital goods firms.

      These changes resulted in a reduced weighting in technology stocks, which served the Fund well when the sector began to correct in April of 2000. Of further help was an underweighting in stocks of Internet-related firms, which bore the brunt of the sector's decline. At the same time, the Fund benefited from an overweighting in energy stocks, which advanced on rising oil prices, and from solid gains in the health care area.

      As we continued to trim the tech sector as a whole, we added selective investments in the sector with attractive prices. We continued to increase stocks of energy, consumer, financial, and transportation firms -- while also adding health care stocks. When investors recognized the many values available in the small-cap sector during the summer of 2000, these additions and a continued overweighting in energy firms added to Fund total returns.

SMALL-CAP SECTOR STILL ATTRACTIVE

      As the reporting period ended, prices for stocks of small growth companies remained very attractive versus the prices for large-cap growth stocks. While slower economic growth may weaken the prices of small-cap stocks in months to come, the decline may be less for those stocks than for the more expensive large-cap sector. Once investors become less concerned about earnings disappointments, and stock prices rebound, small-cap stocks could continue to outperform.

      In the meantime, we plan to look for additional opportunities in financial, health care, transportation, and energy stocks that further market weakness might bring. Once technology stocks become more attractive, we expect to add investments there.

PORTFOLIO REVIEWS

GALAXY SMALL COMPANY EQUITY FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

                                [GRAPHIC OMITTED]
                      GALAXY SMALL COMPANY EQUITY PIE CHART

ENERGY                                            9%
COMMUNICATIONS                                   11%
REPURCHASE AGREEMENT & NET OTHER
ASSETS AND LIABILITIES                            7%
TECHNOLOGY                                       13%
INDUSTRIAL                                       14%
CONSUMER CYCLICAL                                19%
CONSUMER STAPLES                                 19%
OTHER COMMON STOCKS                               1%
FINANCE                                           7%



GALAXY SMALL COMPANY EQUITY FUND

GROWTH OF $10,000 INVESTMENT*


                                [GRAPHIC OMITTED]
                   GALAXY SMALL COMPANY EQUITY MOUNTAIN CHART
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

          RUSSELL GALAXY SMALL COMPANY GALAXY SMALL COMPANY GALAXY SMALL COMPANY
           2000        EQUITY FUND         EQUITY FUND           EQUITY FUND
           INDEX     RETAIL A SHARES     RETAIL B SHARES         TRUST SHARES

12/30/91   10000          9625                                     10000
10/31/92   10650          8460                                      8790
10/31/93   14101         11944                                     12410
10/31/94   14058         11937                                     12413
10/31/95   16638         15997                10000                16723
10/31/96   19400         19832                11789                20862
10/31/97   25090         23616                 9874                24937
10/31/98   28015         24913                14344                26356
10/31/99   52243         31988                10332                34010
10/31/00   61339         27788                15647                29727


 * SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 3/4/96 FOR RETAIL B SHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B SHARES REFLECT THE DEDUCTION OF THE 2.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE FIFTH YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

GALAXY INTERNATIONAL EQUITY FUND

BY KEITH BANKS, CFA, CHIEF INVESTMENT OFFICER, FLEET INVESTMENT ADVISORS INC. OECHSLE INTERNATIONAL ADVISORS, LLC SERVES AS THE SUB-ADVISOR FOR THE FUND.

[PHOTO OMITTED - KEITH BANKS]

KEITH BANKS IS CHIEF INVESTMENT OFFICER OF FLEET INVESTMENT ADVISORS, INC. AND CHIEF EXECUTIVE OFFICER OF FLEET ASSET MANAGEMENT. PRIOR TO JOINING FLEET IN 2000, HE WAS MANAGING DIRECTOR AND HEAD OF U.S. EQUITIES FOR J.P. MORGAN INVESTMENT MANAGEMENT. DURING HIS CAREER AT J.P. MORGAN, HE ALSO SERVED IN VARIOUS ROLES INCLUDING EQUITY RESEARCH ANALYST, PORTFOLIO MANAGER, HEAD OF U.S. EQUITY RESEARCH AND GLOBAL HEAD OF RESEARCH. HE BEGAN HIS INVESTMENT CAREER AS AN EQUITY ANALYST AT HOME INSURANCE IN 1981. A CHARTERED FINANCIAL ANALYST, MR. BANKS EARNED HIS B.A. FROM RUTGERS UNIVERSITY AND HIS M.B.A. FROM COLUMBIA BUSINESS SCHOOL.


      As world equity markets underperformed U.S. stocks over the 12-months ended October 31, 2000, the Galaxy International Equity Fund enjoyed strong total returns from many individual investments that helped the Fund outperform its market benchmark. However, due to sizable investments in "new economy" stocks from the technology, telecommunications, and media sectors -- which corrected sharply during the reporting period -- the Fund underperformed funds with a similar investment objective.

      During the reporting period, the Fund's Trust Shares earned a total return of (1.08)%. Over the same time, Retail A Shares of the Fund earned (1.49)%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares of the Fund earned (2.22)% before deducting the maximum 5.00% contingent deferred sales charge. During the period, the Fund's Prime A Shares earned a total return of (1.34)% before deducting the maximum 5.50% front-end sales charge, and its Prime B Shares earned a total return of (2.02)% before deducting the maximum 5.00% contingent deferred sales charge. The total return for BKBShares of the Fund for the period June 19, 2000 (date of initial issuance) through October 31, 2000 was (12.59)%. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge and the charts on pages 5 and 6 for total returns after deducting the applicable contingent deferred sales charge.) Those total returns compare with a return of 2.69% for the average international fund tracked by Lipper, and (2.90)% for the EAFE Index.

COUNTRY WEIGHTINGS AID EARLY TOTAL RETURNS

      Weightings for individual markets generally added to total returns, particularly early in the reporting period. In the final months of 1999, the Fund benefited from overweighted positions versus its market benchmark in better-performing markets like Germany, Italy, and Sweden and from underweightings in lesser-performing markets like the United Kingdom and Switzerland. These contributions enhanced the positive effect of strong stock selection in Europe and Japan, especially among telecommunications firms.

      After further boosting total returns at the start of 2000, the Fund's technology positions declined sharply in the spring. Although underweighted positions in the United Kingdom and Switzerland remained beneficial, along with an overweighted position in Germany, total returns were diminished by an overweighted position in Japan, where stocks underperformed.

PORTFOLIO REVIEWS

      Throughout this time, we traded stocks of technology firms and other stocks that had performed well for stocks with better price potential. In choosing these investments, we focused on companies with strong potential for improving total returns without lower interest rates. This included firms that can benefit from corporate restructuring.

      These changes eventually resulted in a net underweighting in Japan, which served the Fund well as stocks there retreated in the final months of the period. Of further help were continued overweightings in Italy and the Netherlands and an underweighting in the United Kingdom, which offset disappointing total returns from an overweighted position in Germany. Fund total returns also benefited from gains by existing positions in pharmaceutical firms and new holdings in the banking sector -- as well as an overall emphasis on stocks that held up well against high short-term interest rates, rising oil prices, and a strong U.S. dollar.


A BRIGHTER OUTLOOK ABROAD

      Foreign stock prices were rallying as the reporting period ended, reflecting news that weaker economic growth in the U.S. could favor investments in faster-growing economies. We believe that global economic and profit growth could continue to ebb through the second quarter of 2001, which would allow for a gradual easing in oil prices and inflation fears worldwide. As the U.S. economy slows, there is potential for the euro to appreciate significantly, which would enhance total returns from foreign investments.

      Given this environment, the Fund continues to focus on stocks in the pharmaceuticals and consumer non-durable sectors. As before, we are looking for healthy companies with unrecognized earnings potential, while balancing "old economy" and "new economy" stocks. For the time being, we plan to remain underweighted in stocks of Japanese firms, which generally have not fared well during global slowdowns, and overweighted in European markets, which should benefit from a stronger euro.

GALAXY INTERNATIONAL EQUITY FUND

DISTRIBUTION OF TOTAL NET ASSETS AS OF OCTOBER 31, 2000

                                [GRAPHIC OMITTED]
                      GALAXY INTERNATIONAL EQUITY PIE CHART

CANADA                                           2%
LATIN AMERICA                                    1%
FAR EAST                                        28%
EUROPE                                          44%
REPURCHASE AGREEMENT & NET OTHER
ASSETS AND LIABILITIES                           6%
UNITED KINGDOM                                  19%


GALAXY INTERNATIONAL EQUITY FUND

GROWTH OF $10,000 INVESTMENT*


                                [GRAPHIC OMITTED]
                   GALAXY INTERNATIONAL EQUITY MOUNTAIN CHART
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC



                   GALAXY INTERNATIONAL  GALAXY INTERNATIONAL  GALAXY INTERNATIONAL  GALAXY INTERNATIONAL   GALAXY INTERNATIONAL
            EAFE       EQUITY FUND-          EQUITY FUND-          EQUITY FUND-          EQUITY FUND-            EQUITY FUND-
            INDEX    RETAIL A SHARES       RETAIL B SHARES         TRUST SHARES         PRIME A SHARES          PRIME B SHARES
12/30/91    10000          9625                                       10000
10/31/92     8680          9297                                        9660
10/31/93    11970         11748                                       12207
10/31/94    13134         12795                                       13294
10/31/95    13125         12713                                       13291
10/31/96    14499         14093                                       14820
10/31/97    15212         16332                                       17280
10/31/98    17561         19778                10000                  20998                 9450                   10000
10/31/99    20349         23949                12341                  25623                12260                   12374
 6/30/00    22014         26541                13771                  28478                13600                   13817
10/31/00    19759         23592                12155                  25346                12095                   12215

              GALAXY INTERNATIONAL
                 EQUITY FUND-
                  BKB SHARES

 6/30/2000         10000
10/31/2000          8741


 * SINCE INCEPTION ON 12/30/91 FOR TRUST AND RETAIL A SHARES. SINCE INCEPTION ON 11/1/98 FOR RETAIL B, PRIME A AND PRIME B SHARES. SINCE INCEPTION ON 6/19/00 FOR BKBSHARES. PERFORMANCE FIGURES FOR RETAIL A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 3.75% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR PRIME A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES FOR RETAIL B AND PRIME B SHARES REFLECT THE DEDUCTION OF THE 4.00% CONTINGENT DEFERRED SALES CHARGE (APPLICABLE TO SHARES REDEEMED DURING THE SECOND YEAR AFTER PURCHASE) AS IF SHARES WERE REDEEMED ON OCTOBER 31, 2000. THE EAFE INDEX IS AN UNMANAGED INDEX IN WHICH INVESTORS CANNOT INVEST. RESULTS FOR THE INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

SHAREHOLDER SERVICES

"A WELL-BALANCED ASSET ALLOCATION PLAN MAY HELP TO CONTROL YOUR RISK WHILE PURSUING YOUR GOALS."

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one Fund for shares in another Fund at no cost (as long as you exchange within the same share class).

CONSOLIDATED STATEMENTS

If you hold your shares directly with the Galaxy Funds, you will receive a consolidated statement from Galaxy on a quarterly basis. If your shares are held in a brokerage account, your Galaxy Funds will appear on your brokerage statement.

YOUR FINANCIAL ADVISOR

Your financial advisor can discuss the Galaxy Funds with you and how they may help you to achieve your financial goals. Please see your financial advisor if you have any questions about this report or if you have any questions about your account.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and services. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.

--------------------------------------------------------------------------------
Certain shareholder services may not be available to Trust, Prime A and Prime B Share investors. Please consult your Fund Prospectus. Shares of the Funds are distributed through Provident Distributors, Inc., member NASD and SIPC.

SHAREHOLDER INFORMATION


[BEGIN SIDEBAR]

---------------------------
         TRUSTEES
            AND
    EXECUTIVE OFFICERS

   Dwight E. Vicks, Jr.
   CHAIRMAN AND TRUSTEE

      John T. O'Neill
   PRESIDENT, TREASURER
        AND TRUSTEE

     Louis DeThomasis,
       F.S.C., Ph.D.
          TRUSTEE

     Donald B. Miller
          TRUSTEE

       James M. Seed
          TRUSTEE

    Bradford S. Wellman
          TRUSTEE

     William Greilich
      VICE PRESIDENT

         W. Bruce
      McConnel, Esq.
         SECRETARY

    INVESTMENT ADVISOR
     Fleet Investment
       Advisors Inc.
    100 Federal Street
        Boston, MA
           02110

        DISTRIBUTOR
         Provident
    Distributors, Inc.
    3200 Horizon Drive
     King of Prussia,
    Pennsylvania 19406

       ADMINISTRATOR
         PFPC Inc.
    4400 Computer Drive
       Westborough,
 Massachusetts 01581-5108

          AUDITOR
     Ernst & Young LLP
   200 Clarendon Street
     Boston, MA 02116

       LEGAL COUNSEL
 Drinker Biddle & Reath LLP
     One Logan Square
  18th and Cherry Streets
  Philadelphia, PA 19103
---------------------------

[END SIDEBAR]


This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from Provident Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                                [GRAPHIC OMITTED]
                                  RECYCLE LOGO

                   This report was printed on recycled paper.

                       This page left blank intentionally.

ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000

    SHARES                                                        VALUE
  ----------                                                    ---------

COMMON STOCKS - 53.96%

                   TECHNOLOGY - 11.93%

     170,000       Amgen, Inc.*...........................   $   9,849,375
      80,000       Analog Devices, Inc.*..................       5,200,000
     180,000       Automatic Data Processing, Inc.........      11,756,250
     240,000       EMC Corp.*.............................      21,375,000
     180,000       Hewlett-Packard Co.....................       8,358,750
     290,000       Intel Corp.............................      13,050,000
     110,000       Microsoft Corp.*.......................       7,576,250
     100,000       Sun Microsystems, Inc.*................      11,087,500
     130,000       Texas Instruments, Inc.................       6,378,125
                                                             -------------
                                                                94,631,250
                                                             -------------

                   COMMUNICATIONS - 10.86%

     200,000       America OnLine, Inc.*..................      10,086,000
     380,000       Cisco Systems, Inc.*...................      20,472,500
     160,000       Comcast Corp., Class A*................       6,520,000
     100,000       Corning, Inc...........................       7,650,000
      60,000       Interpublic Group of Cos., Inc.........       2,576,250
     140,000       JDS Uniphase Corp.*....................      11,392,500
     230,000       Lucent Technologies, Inc...............       5,361,875
     120,001       Qwest Communications International,
                   Inc.*..................................       5,835,049
     140,000       SBC Communications, Inc................       8,076,250
     340,000       WorldCom, Inc.*........................       8,075,000
       1,900       XO Communications, Inc., Class A* .....          64,095
                                                             -------------
                                                                86,109,519
                                                             -------------

                   CONSUMER STAPLES - 9.33%

     262,100       Elan Corp. Plc, ADR*...................      13,612,819
     100,000       Forest Laboratories, Inc., Class A*          13,250,000
     100,000       Genzyme Corp.*.........................       7,100,000
     110,000       Gillette Co............................       3,836,250
      20,000       Johnson & Johnson Co...................       1,842,500
     132,400       Merck & Co., Inc.......................      11,907,725
     120,000       PepsiCo, Inc...........................       5,812,500
     290,000       Pfizer, Inc............................      12,524,375
      56,800       Procter & Gamble Co....................       4,057,650
                                                             -------------
                                                                73,943,819
                                                             -------------

                   FINANCE - 8.15%

     240,000       American International Group, Inc. ....      23,520,000
      90,000       Bank of America Corp...................       4,325,625
     127,500       Chase Manhattan Corp...................       5,801,250
     373,333       Citigroup, Inc.........................      19,646,649
      60,000       Fannie Mae.............................       4,620,000
     145,000       Wells Fargo & Co.......................       6,715,312
                                                             -------------
                                                                64,628,836
                                                             -------------


    SHARES                                                        VALUE
  ----------                                                    ---------
                   ENERGY - 4.99%

     100,000       Enron Corp.............................   $   8,206,250
      70,000       Exxon Mobil Corp.......................       6,243,125
     100,000       Halliburton Co.........................       3,706,250
     160,000       Schlumberger, Ltd......................      12,180,000
     220,000       Williams Cos., Inc.....................       9,198,750
                                                             -------------
                                                                39,534,375
                                                             -------------

                   CONSUMER CYCLICAL - 4.83%

     250,000       CVS Corp...............................      13,234,375
     300,000       Home Depot, Inc........................      12,900,000
      80,000       McDonald's Corp........................       2,480,000
     170,000       Target Corp............................       4,696,250
     110,000       Walgreen Co............................       5,018,750
                                                             -------------
                                                                38,329,375
                                                             -------------

                   INDUSTRIAL - 3.87%

     280,000       General Electric Co....................      15,347,500
     270,000       Tyco International, Ltd................      15,305,625
                                                             -------------
                                                                30,653,125
                                                             -------------
                   TOTAL COMMON STOCKS ...................     427,830,299
                                                             -------------
                   (Cost $269,670,735)
   PAR VALUE
  ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.91%

                   U.S. TREASURY BONDS - 8.11%

  $  500,000        7.63%, 02/15/07.......................         507,890
   1,200,000       12.00%, 08/15/13.......................       1,641,852
   3,450,000        7.50%, 11/15/16.......................       3,974,676
   4,650,000        8.75%, 05/15/17.......................       5,975,761
   7,220,000        8.88%, 08/15/17.......................       9,390,673
   2,500,000        8.88%, 02/15/19.......................       3,287,525
   6,000,000        8.75%, 05/15/20.......................       7,871,580
   6,200,000        7.88%, 02/15/21.......................       7,545,586
   5,900,000        8.13%, 08/15/21.......................       7,372,345
   3,250,000        7.63%, 11/15/22.......................       3,891,062
   4,875,000        7.13%, 02/15/23.......................       5,546,726
   7,000,000        6.13%, 11/15/27.......................       7,158,340
     150,000        6.13%, 08/15/29.......................         155,389
                                                             -------------
                                                                64,319,405
                                                             -------------

                   FEDERAL HOME LOAN
                   MORTGAGE CORPORATION - 2.95%

   2,000,000       5.00%, 01/15/04........................       1,916,840
   4,800,000       6.25%, 07/15/04........................       4,758,000
   2,800,000       6.88%, 01/15/05........................       2,835,896
   1,000,000       7.05%, 06/08/05........................         992,140
     500,000       5.75%, 03/15/09........................         469,375
   3,725,000       6.63%, 09/15/09........................       3,701,719


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

OCTOBER 31, 2000

  PAR VALUE                                                       VALUE
  ----------                                                    ---------


                   FEDERAL HOME LOAN
                   MORTGAGE CORPORATION (CONTINUED)

 $ 3,200,000       7.00%, 03/15/10........................   $   3,270,560
     827,993       7.50%, 07/01/15, Pool # E80965, Gold ..         833,938
      27,542       7.50%, 08/01/15, Pool # E81252, Gold ..          27,740
     852,390       8.00%, 09/01/15, Pool # E00881, Gold ..         868,100
   2,234,836       6.00%, 11/01/28, Pool # C00680, Gold ..       2,097,259
     645,466       7.00%, 04/01/29, Pool # C00756, Gold ..         632,757
     992,988       7.50%, 01/01/30, Pool # C35185, Gold ..         992,362
                                                             -------------
                                                                23,396,686
                                                             -------------

                   FEDERAL NATIONAL
                   MORTGAGE ASSOCIATION - 2.92%

   1,000,000       6.74%, 09/19/01, MTN...................       1,001,750
     235,000       5.75%, 04/15/03........................         231,503
   1,000,000       6.49%, 01/19/06, MTN...................         980,690
     500,000       7.24%, 01/04/07, MTN...................         497,495
   2,000,000       6.63%, 10/15/07........................       2,010,000
   2,448,902       6.12%, 10/01/08, Pool # 380999.........       2,351,710
     521,171       6.00%, 01/01/09, Pool # 269929.........         506,187
   2,055,000       6.38%, 06/15/09........................       2,013,592
   1,000,000       7.25%, 01/15/10........................       1,037,950
     244,131       6.50%, 03/01/11, Pool # 343824.........         239,807
     148,429       6.00%, 06/01/14, Pool # 484967.........         142,863
   1,686,984       6.00%, 06/01/14, Pool # 499193.........       1,623,722
     720,045       6.00%, 06/01/14, Pool # 500131.........         693,044
   1,584,280       7.00%, 03/01/15, Pool # 535200.........       1,574,378
     202,531       6.50%, 01/01/26, Pool # 303676.........         195,252
     617,348       8.00%, 12/01/29, Pool # 535031.........         625,065
   2,018,729       8.00%, 04/01/30, Pool # 526425.........       2,043,317
   1,990,602       8.00%, 04/01/30, Pool # 531218.........       2,014,848
     829,542       8.00%, 04/01/30, Pool # 534220.........         839,645
     497,774       8.00%, 04/01/30, Pool # 537131.........         503,837
     460,360       8.00%, 05/01/30, Pool # 534205.........         465,967
   1,500,000       7.25%, 05/15/30........................       1,590,000
                                                             -------------
                                                                23,182,622
                                                             -------------

                   GOVERNMENT NATIONAL
                   MORTGAGE ASSOCIATION - 2.62%

     170,040       6.00%, 04/15/13, Pool # 471839.........         164,407
     209,213       6.50%, 05/15/13, Pool # 473566.........         206,336
     173,443       6.50%, 06/15/13, Pool # 476470.........         171,058
     282,709       6.50%, 08/15/13, Pool # 486453.........         278,822
      67,043       6.50%, 11/15/13, Pool # 454228.........          66,122
     187,222       6.50%, 11/15/13, Pool # 477529.........         184,648
     787,556       6.50%, 11/15/13, Pool # 483663.........         776,727
     210,859       6.50%, 11/15/13, Pool # 493623.........         207,959
   2,538,130       7.00%, 11/15/13, Pool # 780921.........       2,538,917
     397,496       6.50%, 07/15/14, Pool # 494014.........         391,283
     316,333       9.00%, 12/15/17, Pool # 780201.........         331,950
      77,823       7.50%, 06/15/23, Pool # 346618.........          78,309
     469,891       7.50%, 01/15/26, Pool # 417191.........         472,090
     186,973       6.50%, 01/15/29, Pool # 482909.........         180,487
   2,313,885       6.00%, 03/15/29, Pool # 476986.........       2,180,096
     877,823       6.50%, 03/15/29, Pool # 464613.........         847,371
   1,001,214       6.50%, 04/15/29, Pool # 473682.........         966,481
     903,492       6.50%, 04/15/29, Pool # 483349.........         872,150

  PAR VALUE                                                       VALUE
  ----------                                                    ---------


                   GOVERNMENT NATIONAL
                   MORTGAGE ASSOCIATION (CONTINUED)

 $ 1,686,966       6.50%, 04/15/29, Pool # 488234.........   $   1,628,445
   2,351,464       6.50%, 05/15/29, Pool # 487199.........       2,269,891
     912,124       7.00%, 05/15/29, Pool # 507929.........         899,008
     969,997       7.00%, 09/15/29, Pool # 510394.........         956,049
   1,465,969       7.50%, 09/15/29, Pool # 466164.........       1,470,997
     944,927       7.50%, 09/15/29, Pool # 478707.........         948,168
      93,597       7.50%, 09/15/29, Pool # 510409.........          93,919
     611,614       7.50%, 09/15/29, Pool # 510424.........         613,712
     936,643       7.50%, 09/15/29, Pool # 511482.........         939,856
                                                             -------------
                                                                20,735,258
                                                             -------------

                   U.S. TREASURY NOTES - 2.47%

     500,000       6.63%, 05/31/02........................         504,140
   3,415,000       7.25%, 05/15/04........................       3,561,606
   3,240,000       7.25%, 08/15/04........................       3,391,340
   2,630,000       5.88%, 11/15/04........................       2,631,762
   3,350,000       7.50%, 02/15/05........................       3,555,857
   1,975,000       6.75%, 05/15/05........................       2,048,134
   1,300,000       7.00%, 07/15/06........................       1,370,811
     830,000       6.50%, 02/15/10........................         869,101
   1,625,000       5.75%, 08/15/10........................       1,623,976
                                                             -------------
                                                                19,556,727
                                                             -------------

                   FEDERAL HOME LOAN BANK - 0.65%

   4,900,000       6.75%, 02/01/02........................       4,912,250
     250,000       5.80%, 09/02/08........................         237,047
                                                             -------------
                                                                 5,149,297
                                                             -------------

                   FEDERAL FARM CREDIT BANK - 0.19%

   1,500,000       5.88%, 07/02/01........................       1,492,500
                                                             -------------

                   U.S. GOVERNMENT-BACKED BOND - 0.00%

      25,000       Private Export Funding Corp., Series II
                   8.40%, 07/31/01........................          25,312
                                                             -------------
                   TOTAL U.S. GOVERNMENT AND AGENCY
                   OBLIGATIONS ...........................     157,857,807
                                                             -------------
                   (Cost $156,135,164)

CORPORATE NOTES AND BONDS - 14.70%

     500,000       Alcoa, Inc.
                   7.38%, 08/01/10........................         505,625
     200,000       AT&T Corp.
                   7.00%, 05/15/05........................         195,250
   2,250,000       AT&T Corp.
                   6.50%, 03/15/29........................       1,771,875
     350,000       Atlantic Richfield Co.
                   5.90%, 04/15/09........................         325,500
   1,000,000       Bank One Wisconsin, Bank Note, MTN
                   6.35%, 03/19/01........................         998,750


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

OCTOBER 31, 2000

  PAR VALUE                                                       VALUE
  ----------                                                    ---------

CORPORATE NOTES AND BONDS (CONTINUED)

 $   825,000       Barclays Bank Plc.
                   7.40%, 12/15/09........................   $     820,875
   1,200,000       Becton Dickinson & Co.
                   7.15%, 10/01/09........................       1,177,500
     675,000       Becton Dickinson & Co., Debenture
                   7.00%, 08/01/27........................         602,437
     525,000       Becton Dickinson & Co., Debenture
                   6.70%, 08/01/28........................         450,187
     250,000       Burlington Northern Santa Fe Corp.,
                   Series H
                   9.25%, 10/01/06........................         272,500
     200,000       Burlington Northern Santa Fe Corp.,
                   Debenture
                   6.88%, 02/15/16........................         182,750
     600,000       Burlington Northern Santa Fe Corp.
                   7.00%, 12/15/25........................         533,250
   1,000,000       Caterpillar Financial Services Corp.,
                   Series F, MTN
                   5.47%, 09/12/01........................         990,000
   1,700,000       Caterpillar Financial Services Corp.,
                   Series F, MTN
                   6.00%, 05/23/02........................       1,680,875
     300,000       CitiCorp, Subordinated Notes, MTN
                   6.38%, 11/15/08........................         282,375
   2,000,000       Coastal Corp.
                   7.50%, 08/15/06........................       2,017,500
   2,000,000       Coca-Cola Enterprises, Inc.
                   6.38%, 08/01/01........................       1,990,000
   1,000,000       Coca-Cola Enterprises, Inc., Debenture
                   7.13%, 08/01/17........................         938,750
   2,300,000       Colgate-Palmolive Co., Series C, MTN
                   5.27%, 12/01/03........................       2,193,510
   1,400,000       Commercial Credit Co.
                   6.50%, 08/01/04........................       1,377,250
   1,400,000       Conoco, Inc.
                   6.95%, 04/15/29........................       1,305,500
   4,300,000       DaimlerChrysler N.A. Holding Corp.
                   7.13%, 04/10/03........................       4,300,000
     245,000       DaimlerChrysler N.A. Holding Corp.,
                   Company Guarantee
                   7.20%, 09/01/09........................         238,263
   3,500,000       Diageo Capital Plc, Yankee
                   6.00%, 03/27/03........................       3,420,550
   3,000,000       Diageo Capital Plc, Yankee
                   6.13%, 08/15/05........................       2,887,500
   1,350,000       Dominion Resources Inc., Series B
                   7.63%, 07/15/05........................       1,363,603
   3,000,000       Emerson Electric Co.
                   5.85%, 03/15/09........................       2,767,500
     315,000       First Union Corp.
                   7.50%, 07/15/06........................         315,394
     265,000       First USA Bank, Subordinated Notes
                   7.65%, 08/01/03........................         269,969
     100,000       Ford Motor Credit Co.
                   6.75%, 05/15/05........................          97,500
   2,195,000       Ford Motor Credit Co., Senior Note
                   5.75%, 02/23/04........................       2,093,481

  PAR VALUE                                                       VALUE
  ----------                                                    ---------


CORPORATE NOTES AND BONDS (CONTINUED)

 $ 1,000,000       General Electric Capital Corp.
                   7.50%, 06/05/03........................   $   1,020,000
   1,500,000       General Electric Capital Corp., MTN
                   6.15%, 11/05/01........................       1,494,375
     800,000       General Electric Capital Corp., MTN
                   7.00%, 03/01/02........................         804,000
     135,000       General Electric Capital Corp.,
                   Series A, MTN
                   6.81%, 11/03/03........................         135,506
     250,000       General Electric Capital Corp.,
                   Series A, MTN
                   7.25%, 05/03/04........................         254,063
   2,045,000       General Motors Acceptance Corp.
                   6.75%, 02/07/02........................       2,042,444
   1,000,000       General Motors Acceptance Corp.
                   7.00%, 09/15/02........................       1,001,250
     200,000       General Motors Acceptance Corp.
                   6.63%, 10/01/02........................         199,000
     250,000       GTE Corp., Debenture
                   6.46%, 04/15/08........................         238,125
   1,000,000       GTE Corp., Series H
                   5.65%, 11/15/08........................         896,250
     750,000       Heinz (H.J.) Co.
                   6.88%, 01/15/03........................         756,563
     500,000       Hershey Foods Corp.
                   6.70%, 10/01/05........................         497,500
   1,300,000       Hershey Foods Corp.
                   7.20%, 08/15/27........................       1,236,625
   1,000,000       Hertz Corp., Senior Note
                   7.00%, 04/15/01........................         998,750
     550,000       Hewlett-Packard Co.
                   7.15%, 06/15/05........................         551,375
   1,000,000       IBM Corp.
                   7.50%, 06/15/13........................       1,018,750
   2,000,000       IBM Corp.
                   6.22%, 08/01/27........................       1,972,500
   1,405,000       IBM Credit Corp., MTN
                   6.45%, 11/12/02........................       1,399,731
     750,000       Illinois Tool Works, Inc.
                   5.75%, 03/01/09........................         686,250
   2,480,000       International Bank of Reconstruction
                   & Development
                   7.00%, 01/27/05........................       2,523,400
     500,000       International Paper Co.
                   7.00%, 06/01/01........................         498,750
   1,000,000       International Paper Co.
                   8.13%, 07/08/05 (C)....................       1,025,000
   1,500,000       Lockheed Martin Corp.
                   6.85%, 05/15/01........................       1,496,250
   1,820,000       Lockheed Martin Corp.
                   8.20%, 12/01/09........................       1,913,275
     415,000       Lucent Technologies, Inc.
                   5.50%, 11/15/08........................         351,194
   2,025,000       McDonald's Corp., MTN
                   5.95%, 01/15/08........................       1,918,688


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

OCTOBER 31, 2000

  PAR VALUE                                                       VALUE
  ----------                                                    ---------

CORPORATE NOTES AND BONDS (CONTINUED)

 $   500,000       McDonald's Corp.
                   8.88%, 04/01/11........................   $     560,000
     500,000       Mead Corp.
                   6.84%, 03/01/37........................         479,375
   2,500,000       Minnesota Mining & Manufacturing Co.,
                   Debenture
                   6.38%, 02/15/28........................       2,196,875
   1,000,000       National City Bank of Kentucky,
                   Subordinated Bank Note
                   6.30%, 02/15/11........................         896,250
   1,515,000       National Rural Utilities
                   Cooperative Finance Corp.
                   7.38%, 02/10/03........................       1,533,938
   1,000,000       National Rural Utilities
                   Cooperative Finance Corp.
                   6.38%, 10/15/04........................         982,500
   1,000,000       NationsBank Corp.
                   7.00%, 09/15/01........................       1,002,500
     500,000       Northern Telecom, Ltd., Yankee Note
                   6.00%, 09/01/03........................         485,000
     160,000       Pepsi Bottling Holdings, Inc.
                   5.63%, 02/17/09 (C)....................         143,800
   1,620,000       PepsiCo, Inc., MTN
                   5.75%, 01/15/08........................       1,484,325
     100,000       Phillips Petroleum Co.
                   8.50%, 05/25/05........................         105,625
     315,000       Phillips Petroleum Co.
                   8.75%, 05/25/10........................         344,531
   1,590,000       Pitney Bowes Credit Corp.
                   6.63%, 06/01/02........................       1,588,013
   1,800,000       Potomac Electric Power Co.
                   First Mortgage
                   6.50%, 09/15/05........................       1,766,250
   2,000,000       Potomac Electric Power Co.
                   First Mortgage
                   6.25%, 10/15/07........................       1,940,000
   1,500,000       Public Service Electric & Gas
                   Series A, MTN
                   7.19%, 09/06/02........................       1,509,375
     275,000       Qwest Capital Funding, Inc.
                   6.88%, 08/15/01........................         275,000
   2,000,000       Qwest Corp.
                   7.63%, 06/09/03 (C)....................       2,022,500
   3,500,000       Sherwin-Williams Co., Senior Note
                   6.50%, 02/01/02........................       3,465,000
   1,900,000       Sherwin-Williams Co.
                   6.85%, 02/01/07........................       1,869,125
   1,000,000       Southwest Airlines Co.
                   8.75%, 10/15/03........................       1,043,750
   1,500,000       Sprint Capital Corp.
                   5.88%, 05/01/04........................       1,432,500
     375,000       Sprint Capital Corp.
                   6.90%, 05/01/19........................         319,688
   1,000,000       SunTrust Bank, Atlanta,
                   Subordinated Note, MTN
                   7.25%, 09/15/06........................       1,003,750


  PAR VALUE                                                       VALUE
  ----------                                                    ---------


CORPORATE NOTES AND BONDS (CONTINUED)

 $   300,000       SunTrust Bank of Central Florida,
                   Subordinated Note
                   6.90%, 07/01/07........................   $     293,625
   1,000,000       Sysco Corp.
                   7.25%, 04/15/07........................       1,023,750
   1,250,000       Sysco Corp., Debenture
                   6.50%, 08/01/28........................       1,098,438
   2,000,000       Tele-Communications, Inc., Senior Note
                   7.25%, 08/01/05........................       2,010,000
     200,000       Tele-Communications, Inc., Debenture
                   9.80%, 02/01/12........................         228,000
   1,000,000       Texaco Capital, Inc.
                   8.50%, 02/15/03........................       1,041,250
   1,500,000       Time Warner, Inc., Debenture
                   6.63%, 05/15/29........................       1,293,750
   2,275,000       Tosco Corp.
                   8.13%, 02/15/30........................       2,309,125
   3,250,000       Unilever Capital Corp.
                   6.75%, 11/01/03........................       3,237,813
   2,000,000       United Telecommunications, Inc.
                   9.50%, 04/01/03........................       2,100,000
     260,000       Wal-Mart Stores, Inc.
                   6.75%, 05/15/02........................         259,246
   2,000,000       Wal-Mart Stores, Inc., Senior Note
                   6.75%, 05/15/02........................       2,005,000
   2,000,000       Wal-Mart Stores, Inc.
                   7.55%, 02/15/30........................       2,082,500
   3,875,000       WorldCom, Inc.
                   6.13%, 04/15/02........................       3,826,563
                                                             -------------
                   TOTAL CORPORATE NOTES AND BONDS .......     116,554,363
                                                             -------------
                   (Cost $119,370,084)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 3.36%

   3,975,000       American Express Credit Account Master
                   Trust Series 1999-1, Class A
                   5.60%, 11/15/06........................       3,849,509
     500,000       Carco Auto Loan Master Trust
                   Series 1999-4, Class A
                   6.43%, 11/15/04........................         497,738
     500,000       Chemical Master Credit Card Trust I
                   Series 1995-3, Class A
                   6.23%, 04/15/05........................         495,780
   2,950,000       Chemical Master Credit Card Trust I
                   Series 1996-1, Class A
                   5.55%, 09/15/03........................       2,941,681
     700,000       Chemical Master Credit Card Trust I
                   Series 1996-2, Class A
                   5.98%, 09/15/08........................         674,625
   1,050,000       Citibank Credit Card Master Trust I
                   Series 1999-7, Class A
                   6.65%, 11/15/06........................       1,044,750
   1,500,000       Daimler-Benz Vehicle Trust
                   Series 1998-A, Class A-4
                   5.22%, 12/20/03........................       1,473,270


                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

OCTOBER 31, 2000


  PAR VALUE                                                       VALUE
  ----------                                                    ---------


ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (CONTINUED)

 $ 2,000,000       DaimlerChrysler Auto Trust
                   Series 2000-A, Class A-3
                   7.09%, 12/06/03........................   $   2,010,620
   4,500,000       Discover Card Master Trust I
                   Series 1999-1, Class A
                   5.30%, 08/15/04........................       4,417,020
   1,000,000       Ford Credit Auto Owner Trust
                   Series 1999-D, Class A-4
                   6.40%, 10/15/02........................         996,250
     250,000       Ford Credit Auto Owner Trust
                   Series 1999-D, Class A-5
                   6.52%, 09/15/03........................         249,375
      25,000       Green Tree Financial Corp.
                   Series 1999-5, Class A-2
                   6.77%, 04/01/31........................          24,914
   2,500,000       MBNA Master Credit Card Trust
                   Series 1999-I, Class A
                   6.40%, 01/18/05........................       2,491,400
   2,500,000       MBNA Master Credit Card Trust
                   Series 1999-M, Class A
                   6.60%, 04/16/07........................       2,490,288
     440,000       Premier Auto Trust
                   Series 1999-2, Class A-4
                   5.59%, 02/09/04........................         432,023
   1,400,000       Premier Auto Trust
                   Series 1999-3, Class A-4
                   6.43%, 03/08/04........................       1,393,868
     213,584       Prudential Home Mortgage Securities
                   Series 1996-7, Class A, CMO
                   6.75%, 06/25/11........................         211,914
     448,060       Rural Housing Trust,
                   Series 1987-1, Class D, CMO
                   6.33%, 04/01/26........................         437,698
     500,000       Sears Credit Account Master Trust
                   Series 1996-4, Class A
                   6.45%, 10/16/06........................         497,810
                                                             -------------
                   TOTAL ASSET-BACKED AND
                   MORTGAGE-BACKED SECURITIES ............      26,630,533
                                                             -------------
                   (Cost $26,573,183)

FOREIGN BONDS (A) - 1.52%

     900,000       Deutsche Telekom International Finance
                   7.75%, 06/15/05........................         921,060
   1,350,000       Deutsche Telekom International Finance
                   8.25%, 06/15/30........................       1,385,438
   2,000,000       Heinz (H.J.) Co., Euro-Bond
                   5.75%, 02/03/03........................       1,947,200
     220,000       Hydro-Quebec
                   8.63%, 05/20/02........................         224,884



  PAR VALUE                                                       VALUE
  ----------                                                    ---------

FOREIGN BONDS (A) (CONTINUED)

 $ 1,960,000       Kingdom of Spain
                   7.00%, 07/19/05........................   $   1,984,500
   1,550,000       Ontario Province
                   6.00%, 02/21/06........................       1,501,562
     220,000       Ontario Province, Senior
                   Unbsubordinated Notes
                   7.38%, 01/27/03........................         223,300
   1,570,000       Quebec Province
                   7.50%, 09/15/29........................       1,593,550
   2,500,000       Quebec Province, Senior Subordinated Notes
                   5.75%, 02/15/09........................       2,292,000
                                                             -------------
                   TOTAL FOREIGN BONDS ...................      12,073,494
                                                             -------------
                   (Cost $12,065,134)

    SHARES
  ----------

PREFERRED STOCK - 0.02%

       8,000       Hartford Capital II, Series B..........         197,000
                                                             -------------
                   TOTAL PREFERRED STOCK .................         197,000
                                                             -------------
                   (Cost $200,000)

  PAR VALUE
  ----------

COMMERCIAL PAPER (B) - 6.30%

$ 24,917,000       Bayer Corp.
                   6.64%, 11/01/00........................      24,917,000
  25,000,000       UBS Finance (DE) LLC
                   6.65%, 11/01/00........................      25,000,000
                                                             -------------
                  TOTAL COMMERCIAL PAPER .................      49,917,000
                                                             -------------
                  (Cost $49,917,000)

TOTAL INVESTMENTS - 99.77%................................     791,060,496
                                                             -------------
(Cost $633,931,300)

NET OTHER ASSETS AND LIABILITIES- 0.23%...................       1,833,895
                                                             -------------
NET ASSETS - 100.00%......................................   $ 792,894,391
                                                             =============

--------------------------------------------

*      Non-income producing security.
(A)    U.S. Dollar-Denominated
(B)    Discount yield at time of purchase.
(C) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2000, these securities amounted to $3,191,300 or 0.40% of net assets.

ADR    American Depositary Receipt
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000

    SHARES                                                        VALUE
  ----------                                                    ---------

COMMON STOCKS - 90.78%

                   FINANCE - 17.25%

      41,000       American International Group, Inc. ....   $   4,018,000
     120,000       Associates First Capital Corp., Class A       4,455,000
      85,000       Citigroup, Inc.........................       4,473,125
     170,000       Equity Office Properties Trust, REIT          5,121,250
      60,000       Fannie Mae.............................       4,620,000
     208,000       First Union Corp.......................       6,305,000
     352,000       Firstar Corp...........................       6,930,000
      55,000       Hartford Financial Services Group, Inc.       4,094,063
      94,000       Spieker Properties, Inc., REIT.........       5,205,250
     138,000       Wells Fargo & Co.......................       6,391,125
                                                             -------------
                                                                51,612,813
                                                             -------------
                   CONSUMER STAPLES - 15.59%

      95,000       Baxter International, Inc..............       7,807,812
     135,000       Gillette Co............................       4,708,125
      85,000       Lilly (Eli) & Co.......................       7,596,875
     100,000       Merck & Co., Inc.......................       8,993,750
     115,000       PepsiCo, Inc...........................       5,570,312
     185,000       Pfizer, Inc............................       7,989,687
      55,000       Procter & Gamble Co....................       3,929,062
                                                             -------------
                                                                46,595,623
                                                             -------------

                   TECHNOLOGY - 14.98%

     200,000       Automatic Data Processing, Inc.........      13,062,500
     180,000       Hewlett-Packard Co.....................       8,358,750
     180,000       Intel Corp.............................       8,100,000
      75,000       International Business Machines Corp...       7,387,500
     200,000       Molex, Inc., Class A...................       7,862,500
                                                             -------------
                                                                44,771,250
                                                             -------------

                   CONSUMER CYCLICAL - 9.53%

     310,000       Ford Motor Co..........................       8,098,750
     115,000       Home Depot, Inc........................       4,945,000
     180,000       McDonald's Corp........................       5,580,000
     175,000       Target Corp............................       4,834,375
     110,000       Walgreen Co............................       5,018,750
                                                             -------------
                                                                28,476,875
                                                             -------------

    SHARES                                                        VALUE
  ----------                                                    ---------

                   ENERGY - 9.32%

     105,000       Baker Hughes, Inc......................   $   3,609,375
     245,000       Conoco, Inc., Class B..................       6,660,937
      75,000       Exxon Mobil Corp.......................       6,689,063
      47,000       Schlumberger, Ltd......................       3,577,875
     124,000       Texaco, Inc............................       7,323,750
                                                             -------------
                                                                27,861,000
                                                             -------------

                   COMMUNICATIONS - 8.27%

     225,000       AT&T Corp..............................       5,217,188
     200,000       SBC Communications, Inc................      11,537,500
      12,083       Avaya, Inc.*...........................         162,365
     145,000       Cisco Systems, Inc.*...................       7,811,875
                                                             -------------
                                                                24,728,928
                                                             -------------

                   INDUSTRIAL - 7.35%

     125,000       General Electric Co....................       6,851,563
     225,000       Honeywell International, Inc...........      12,107,813
      80,000       Ingersoll-Rand Co......................       3,020,000
                                                             -------------
                                                                21,979,376
                                                             -------------

                   UTILITIES - 4.30%

     175,000       TXU Corp...............................       6,485,938
     250,000       Washington Gas Light Co................       6,375,000
                                                             -------------
                                                                12,860,938
                                                             -------------

                   BASIC MATERIALS - 4.19%

     210,000       Dow Chemical Co........................       6,431,250
     130,000       Weyerhaeuser Co........................       6,101,875
                                                             -------------
                                                                12,533,125
                                                             -------------
                   TOTAL COMMON STOCKS ...................     271,419,928
                                                             -------------
                   (Cost $236,663,257)

  PAR VALUE
  ----------

U.S. GOVERNMENT OBLIGATION - 0.66%

                   U.S. TREASURY BOND - 0.66%

 $ 1,700,000       7.50%, 11/15/16........................       1,958,536
                                                             -------------
                   TOTAL U.S. GOVERNMENT OBLIGATION              1,958,536
                                                             -------------
                   (Cost $1,677,156)


                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY INCOME FUND

OCTOBER 31, 2000

   PAR VALUE                                                     VALUE
  ----------                                                   ---------



REPURCHASE AGREEMENT - 8.59%

$25,669,000        Repurchase Agreement with:
                   State Street Bank
                   6.55%, Due 11/01/2000, dated 10/31/2000
                   Repurchase Price $25,673,670
                   (Collateralized by U.S. Treasury Note
                   7.00%, Due 07/15/2006;
                   Total Par $24,355,000
                   Market Value $26,187,251)..............   $  25,669,000
                                                             -------------
                   TOTAL REPURCHASE AGREEMENT ............      25,669,000
                                                             -------------
                   (Cost $25,669,000)
TOTAL INVESTMENTS - 100.03%...............................     299,047,464
                                                             -------------
(Cost $264,009,413)

NET OTHER ASSETS AND LIABILITIES - (0.03)%................         (83,969)
                                                             -------------
NET ASSETS - 100.00%......................................   $ 298,963,495
                                                             =============

-------------------------------------------
*      Non-income producing security.
REIT   Real Estate Investment Trust

                       SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000

    SHARES                                                        VALUE
  ----------                                                    ---------

COMMON STOCKS - 93.57%

                   CONSUMER STAPLES - 21.81%

     280,000       American Home Products Corp............   $  17,780,000
     286,000       Anheuser-Busch Cos., Inc...............      13,084,500
     395,500       Avery Dennison Corp....................      19,972,750
     160,000       Coca-Cola Co...........................       9,660,000
     580,000       Elan Corp. Plc, ADR*...................      30,123,750
      85,000       Forest Laboratories, Inc., Class A*          11,262,500
     258,650       Genzyme Corp.*.........................      18,364,150
     160,000       Guidant Corp.*.........................       8,470,000
   1,500,000       HEALTHSOUTH Corp.*.....................      18,000,000
     172,400       Johnson & Johnson Co...................      15,882,350
     310,000       Medtronic, Inc.........................      16,836,875
     172,000       Merck & Co., Inc.......................      15,469,250
     345,000       PepsiCo, Inc...........................      16,710,937
     360,000       Pfizer, Inc............................      15,547,500
     215,000       Pharmacia Corp.........................      11,825,000
                                                             -------------
                                                               238,989,562
                                                             -------------

                   FINANCE - 14.89%

     160,000       American International Group, Inc. ....      15,680,000
     246,000       Bank of America Corp...................      11,823,375
     430,000       Bank One Corp..........................      15,695,000
     110,000       Chubb Corp.............................       9,288,125
      70,000       CIGNA Corp.............................       8,536,500
     416,400       Citigroup, Inc.........................      21,913,050
     290,000       Countrywide Credit Industries, Inc. ...      10,856,875
     300,000       Fifth Third Bancorp....................      15,412,500
     227,000       Lincoln National Corp..................      10,981,125
     103,800       Morgan (J.P.) & Co., Inc...............      17,178,900
      70,572       Standard & Poor's Depository Receipts..      10,096,207
     336,800       Wells Fargo & Co.......................      15,598,050
                                                             -------------
                                                               163,059,707
                                                             -------------

                   TECHNOLOGY - 13.01%

     400,400       Avnet, Inc.............................      10,760,750
     488,700       BMC Software, Inc.*....................       9,926,719
     568,500       Compaq Computer Corp...................      17,288,085
     181,500       Computer Sciences Corp.*...............      11,434,500
     310,000       Electronic Data Systems Corp...........      14,550,625
     224,000       Hewlett-Packard Co.....................      10,402,000
     130,500       International Business Machines Corp...      12,854,250
     400,000       Intel Corp.............................      18,000,000
     271,500       Microsoft Corp.*.......................      18,699,563
     380,000       Texas Instruments, Inc.................      18,643,750
                                                             -------------
                                                               142,560,242
                                                             -------------

    SHARES                                                        VALUE
  ----------                                                    ---------
                   CONSUMER CYCLICAL - 10.16%

     550,300       Bed, Bath & Beyond, Inc.*..............     $14,204,619
     300,000       Cintas Corp............................      13,912,500
     500,000       Cooper Tire & Rubber Co................       5,468,750
     135,000       Eastman Kodak Co.......................       6,058,125
     411,564       Ford Motor Co..........................      10,752,109
     225,000       Home Depot, Inc........................       9,675,000
     321,100       Lowe's Cos., Inc.......................      14,670,256
     410,000       McDonald's Corp........................      12,710,000
     475,000       Sherwin-Williams Co....................      10,301,562
     950,000       Staples, Inc.*.........................      13,537,500
                                                             -------------
                                                               111,290,421
                                                             -------------

                   ENERGY - 9.85%

     363,600       Baker Hughes, Inc......................      12,498,750
     220,000       BP Amoco Plc, ADR......................      11,206,250
     250,000       Enron Corp.............................      20,515,625
     240,054       Exxon Mobil Corp.......................      21,409,816
     225,000       Halliburton Co.........................       8,339,062
     206,700       Kerr-McGee Corp........................      13,500,094
     150,000       Schlumberger, Ltd......................      11,418,750
     169,855       Transocean Sedco Forex, Inc............       9,002,315
                                                             -------------
                                                               107,890,662
                                                             -------------

                   COMMUNICATIONS - 9.17%

     700,000       AT&T Corp..............................      16,231,250
     250,000       Cisco Systems, Inc.*...................      13,468,750
     422,000       Harris Corp............................      13,372,125
     100,000       JDS Uniphase Corp.*....................       8,137,500
     675,000       Motorola, Inc..........................      16,832,813
     100,000       Nortel Networks Corp...................       4,550,000
     115,000       Qualcomm, Inc.*........................       7,487,578
     204,700       SBC Communications, Inc................      11,808,631
     148,840       Verizon Communications.................       8,604,813
                                                             -------------
                                                               100,493,460
                                                             -------------

                   INDUSTRIAL - 8.14%

      33,181       Agilent Technologies, Inc.*............       1,536,695
     150,000       Danaher Corp..........................        9,468,750
     432,000       General Electric Co....................      23,679,000
     370,700       Honeywell International, Inc...........      19,948,294
     366,300       Tyco International, Ltd................      20,764,631
     197,200       United Technologies Corp...............      13,767,025
                                                             -------------
                                                                89,164,395
                                                             -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME FUND

OCTOBER 31, 2000

     SHARES                                                        VALUE
  ----------                                                    ---------

                   BASIC MATERIALS - 4.61%

     225,500       CenturyTel, Inc........................  $    8,681,750
          91       Crown Cork & Seal Co., Inc.............             830
     128,000       Minnesota Mining & Manufacturing Co. ..      12,368,000
     560,000       Pall Corp..............................      12,075,000
     245,000       Praxair, Inc...........................       9,126,250
     643,200       Solutia, Inc...........................       8,200,800
                                                            --------------
                                                                50,452,630
                                                            --------------

                   TRANSPORTATION - 1.38%

     151,500       British Airways Plc, ADR...............       6,722,813
     318,000       Burlington Northern Santa Fe Corp. ....       8,446,875
                                                            --------------
                                                                15,169,688
                                                            --------------

                   CAPITAL GOODS - 0.55%

     250,000       Hubbell, Inc., Class A.................       6,015,625
                                                            --------------
                   TOTAL COMMON STOCKS ...................   1,025,086,392
                                                            --------------
                   (Cost $727,400,734)

CONVERTIBLE PREFERRED STOCKS - 0.18%

      80,000       Loral Space and Communications, Ltd.,
                   6.00% (A)..............................       1,354,960
      37,000       Loral Space and Communications, Ltd.,
                   Series C, 6.00%........................         626,669
                                                            --------------
                   TOTAL CONVERTIBLE PREFERRED STOCKS            1,981,629
                                                            --------------
                   (Cost $6,262,375)


  PAR VALUE                                                       VALUE
  ----------                                                    ---------


REPURCHASE AGREEMENT - 3.41%

 $37,319,000       Repurchase Agreement with:
                   State Street Bank
                   6.55%, Due 11/01/2000, dated 10/31/2000,
                   Repurchase Price $37,325,790
                   (Collateralized by U.S Treasury Note
                   7.88%, Due 11/15/2001;
                   Total Par $34,385,000,
                   Market Value $38,067,737)..............  $   37,319,000
                                                            --------------
                   TOTAL REPURCHASE AGREEMENT .............     37,319,000
                                                            --------------
                   (Cost $37,319,000)
TOTAL INVESTMENTS - 97.16%................................   1,064,387,021
                                                            --------------
(Cost $770,982,109)

NET OTHER ASSETS AND LIABILITIES - 2.84%..................      31,058,918
                                                            --------------
NET ASSETS - 100.00%......................................  $1,095,445,939
                                                            ==============

------------------------------------------------

 *     Non-income producing security.
 (A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At October 31, 2000, this security amounted to $1,354,960, or 0.12% of net assets.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

STRATEGIC EQUITY FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000

    SHARES                                                       VALUE
  ----------                                                   ---------

COMMON STOCKS - 89.28%

                   CONSUMER CYCLICAL - 17.06%

      62,000       Centex Corp............................   $   2,294,000
     100,000       Circuit City Stores-Circuit City Group        1,325,000
      37,500       CVS Corp...............................       1,985,156
      30,200       General Motors Corp., Class H*.........         978,480
      36,400       Hertz Corp., Class A...................       1,196,650
      50,000       Lowe's Cos., Inc.......................       2,284,375
      55,000       Newell Rubbermaid, Inc.................       1,055,312
     315,000       Office Depot, Inc.*....................       2,618,437
      64,000       Sherwin-Williams Co....................       1,388,000
      60,000       TJX Cos., Inc..........................       1,635,000
      45,000       Williams-Sonoma, Inc.*.................         936,562
                                                             -------------
                                                                17,696,972
                                                             -------------

                   TECHNOLOGY - 16.00%

     209,100       American Management Systems, Inc.* ....       4,521,788
      85,000       BMC Software, Inc.*....................       1,726,563
      45,000       Dell Computer Corp.*...................       1,327,500
      80,000       Diebold, Inc...........................       2,080,000
      18,000       Hewlett-Packard Co.....................         835,875
      12,000       International Business Machines Corp. .       1,182,000
      40,500       Molex, Inc., Class A...................       1,592,156
      58,000       Pitney Bowes, Inc......................       1,721,875
      51,000       Teradyne, Inc.*........................       1,593,750
                                                             -------------
                                                                16,581,507
                                                             -------------

                   CONSUMER STAPLES - 14.65%

      45,000       Albertson's, Inc.......................       1,065,937
      75,000       Boston Scientific Corp.*...............       1,195,312
      80,000       ConAgra, Inc...........................       1,710,000
      85,000       Elan Corp. Plc, ADR*...................       4,414,687
     160,000       HEALTHSOUTH Corp.*.....................       1,920,000
      42,000       McKesson HBOC, Inc.....................       1,178,625
      18,000       Merck & Co., Inc.......................       1,618,875
      29,000       Procter & Gamble Co....................       2,071,688
                                                             -------------
                                                                15,175,124
                                                             -------------

                   FINANCE - 13.33%

      68,250       Charter One Financial, Inc.............       1,565,484
      25,000       Freddie Mac............................       1,500,000
      75,000       John Hancock Financial Services, Inc.*        2,371,875
      50,000       MBIA, Inc..............................       3,634,375
      82,000       UnumProvident Corp.....................       2,316,500
      55,000       Washington Mutual, Inc.................       2,420,000
                                                             -------------
                                                                13,808,234
                                                             -------------

    SHARES                                                       VALUE
  ----------                                                   ---------


                   INDUSTRIAL - 9.37%

      90,000       ACNielson Corp.*.......................   $   2,154,375
      16,000       Eaton Corp.............................       1,089,000
      25,000       Emerson Electric Co....................       1,835,938
      21,000       Textron, Inc...........................       1,059,188
      40,000       Tyco International, Ltd................       2,267,500
      65,000       Waste Management, Inc..................       1,300,000
                                                             -------------
                                                                 9,706,001
                                                             -------------

                   ENERGY - 7.92%

      19,000       Anadarko Petroleum Corp................       1,216,950
      50,000       Baker Hughes, Inc......................       1,718,750
      25,000       Burlington Resources, Inc..............         900,000
      15,000       Kerr-McGee Corp........................         979,688
      37,000       Noble Affiliates, Inc..................       1,357,438
      50,000       Petroleum Geo-Services ASA, ADR*. .....         684,375
      45,000       Sunoco, Inc............................       1,347,188
                                                             -------------
                                                                 8,204,389
                                                             -------------

                   BASIC MATERIALS - 6.29%

      31,000       Eastman Chemical Co....................       1,329,125
      25,000       International Paper Co.................         915,625
      60,000       Nucor Corp.............................       2,081,250
      95,000       Solutia, Inc...........................       1,211,250
      27,000       Willamette Industries, Inc.............         980,437
                                                             -------------
                                                                 6,517,687
                                                             -------------

                   COMMUNICATIONS - 3.57%

      50,000       AT&T Corp..............................       1,159,375
      38,000       Lucent Technologies, Inc...............         885,875
      52,000       Meredith Corp..........................       1,651,000
                                                             -------------
                                                                 3,696,250
                                                             -------------
                   UTILITIES - 1.09%

      20,000       AES Corp.*.............................       1,130,000
                                                             -------------
                   TOTAL COMMON STOCKS ...................      92,516,164
                                                             -------------
                   (Cost $81,975,410)


                       SEE NOTES TO FINANCIAL STATEMENTS.

STRATEGIC EQUITY FUND

OCTOBER 31, 2000

  PAR VALUE                                                       VALUE
  ----------                                                    ---------

REPURCHASE AGREEMENT - 10.46%

 $10,836,000       Repurchase Agreement with:
                   State Street Bank
                   6.55%, Due 11/01/2000, dated 10/31/2000
                   Repurchase Price $10,837,972
                   (Collateralized by U.S. Treasury Bond
                   8.88%, Due 02/15/2019;
                   Total Par $8,260,000,
                   Market Value $11,057,877)..............   $  10,836,000
                                                             -------------
                   TOTAL REPURCHASE AGREEMENT .............     10,836,000
                                                             -------------
                   (Cost $10,836,000)
TOTAL INVESTMENTS - 99.74%................................     103,352,164
                                                             -------------
(Cost $92,811,410)

NET OTHER ASSETS AND LIABILITIES - 0.26%..................         265,102
                                                             -------------
NET ASSETS - 100.00%......................................   $ 103,617,266
                                                             =============

-------------------------------------------

*      Non-income producing security
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY VALUE FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


    SHARES                                                       VALUE
  ----------                                                   ---------


COMMON STOCKS - 97.50%

                   TECHNOLOGY - 30.29%

     106,400       Altera Corp.*..........................   $   4,355,750
     320,400       Apple Computer, Inc....................       6,267,825
     121,900       Applied Materials, Inc.*...............       6,475,938
      70,000       Biogen, Inc.*..........................       4,213,125
     325,200       Citrix Systems, Inc.*..................       7,195,050
     340,621       Compaq Computer Corp...................      10,358,285
     202,900       Computer Associates International, Inc.       6,467,438
     150,000       Concord EFS, Inc.*.....................       6,196,875
     173,400       Cypress Semiconductor Corp.*...........       6,491,663
     114,800       EMC Corp.*.............................      10,224,375
     200,000       First Data Corp........................      10,025,000
      82,500       International Business Machines Corp.         8,126,250
     125,600       Intel Corp.............................       5,652,000
     140,000       KLA-Tencorp Corp.*.....................       4,733,750
     100,000       Koninklijke (Royal) Philips
                   Electronics NV, ADR....................       3,993,750
     220,600       Lam Research Corp.*....................       4,274,125
     156,000       Microsoft Corp.*.......................      10,744,500
     197,600       Oracle Corp.*..........................       6,520,800
     179,700       Teradyne, Inc.*........................       5,615,625
                                                             -------------
                                                               127,932,124
                                                             -------------
                   FINANCE - 18.18%

     159,900       Bank of America Corp...................       7,685,194
       1,000       Bear Stearns Cos., Inc.................          60,625
     144,250       Chase Manhattan Corp...................       6,563,375
      86,766       Citigroup, Inc.........................       4,566,061
     147,800       Comerica, Inc..........................       8,914,187
      42,200       Fannie Mae.............................       3,249,400
     230,400       Firstar Corp...........................       4,536,000
     174,400       Household International, Inc...........       8,774,500
      81,800       MBIA, Inc..............................       5,945,837
     245,200       MBNA Corp..............................       9,210,325
     109,800       Merrill Lynch & Co., Inc...............       7,686,000
     295,700       SouthTrust Corp........................       9,573,288
                                                             -------------
                                                                76,764,792
                                                             -------------

                   CONSUMER CYCLICAL - 14.90%

     122,500       AMR Corp.*.............................       4,011,875
     107,700       Brunswick Corp.........................       2,093,419
     370,600       Carnival Corp..........................       9,195,512
     250,000       Circuit City Stores-Circuit City Group        3,312,500
      43,500       Delta Air Lines, Inc...................       2,055,375
     231,300       Hasbro, Inc............................       2,486,475
     225,500       Intimate Brands, Inc...................       5,383,812
     155,400       Jones Apparel Group, Inc.*.............       4,322,062
     135,800       Kaufman & Broad Home Corp..............       4,040,050
     200,700       Lowe's Cos., Inc.......................       9,169,481
     177,700       Newell Rubbermaid, Inc.................       3,409,619
     704,950       Office Depot, Inc.*....................       5,859,897
      67,800       TJX Cos., Inc..........................       1,847,550
     131,700       Whirlpool Corp.........................       5,728,950
                                                             -------------
                                                                62,916,577
                                                             -------------


    SHARES                                                       VALUE
  ----------                                                   ---------


                   ENERGY - 12.54%

      29,100       Apache Corp............................     $ 1,609,594
     154,500       Baker Hughes, Inc......................       5,310,937
     117,300       Coastal Corp...........................       8,848,819
     128,200       Kerr-McGee Corp........................       8,373,062
     159,100       Phillips Petroleum Co..................       9,824,425
     120,000       Sunoco, Inc............................       3,592,500
      52,400       Transocean Sedco Forex, Inc............       2,777,200
      60,800       Tosco Corp.............................       1,740,400
     400,000       USX-Marathon Group, Inc................      10,875,000
                                                             -------------
                                                                52,951,937
                                                             -------------

                   INDUSTRIAL - 8.20%

     225,800       Black & Decker Corp....................       8,495,725
      77,000       FedEx Corp.*...........................       3,608,220
     104,300       Illinois Tool Works, Inc...............       5,795,169
     177,500       Ingersoll-Rand Co......................       6,700,625
     110,000       Millipore Corp.........................       5,775,000
      40,400       Tyco International, Ltd................       2,290,175
      28,100       United Technologies Corp...............       1,961,731
                                                             -------------
                                                                34,626,645
                                                             -------------

                   CONSUMER STAPLES - 7.76%

      80,000       IVAX Corp.*............................       3,480,000
     193,900       Kroger Co.*............................       4,374,869
      37,300       Schering-Plough Corp...................       1,927,944
      60,000       VISX, Inc.*............................       1,286,250
     158,100       Watson Pharmaceutical, Inc.*...........       9,891,131
     100,900       Wellpoint Health Networks, Inc.*.......      11,798,994
                                                             -------------
                                                                32,759,188
                                                             -------------

                   COMMUNICATIONS - 2.89%

      70,400       Cisco Systems, Inc.*...................       3,792,800
      66,600       SBC Communications, Inc................       3,841,988
      78,800       Verizon Communications.................       4,555,625
                                                             -------------
                                                                12,190,413
                                                             -------------

                   BASIC MATERIALS - 2.74%

     265,900       Georgia-Pacific Group..................       7,146,062
     127,800       Nucor Corp.............................       4,433,062
                                                             -------------
                                                                11,579,124
                                                             -------------
                   TOTAL COMMON STOCKS ...................     411,720,800
                                                             -------------
                   (Cost $357,999,617)


                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY VALUE FUND

OCTOBER 31, 2000

  PAR VALUE                                                       VALUE
  ----------                                                    ---------


REPURCHASE AGREEMENT - 0.97%

 $ 4,079,000       Repurchase Agreement with:
                   State Street Bank
                   6.55%, Due 11/01/2000, dated 10/31/2000
                   Repurchase Price $4,079,742
                   (Collateralized by U.S.Treasury Bond
                   8.75%, Due 05/15/2017;
                   Total Par $3,130,000
                   Market Value $4,163,964)...............   $   4,079,000
                                                             -------------
                   TOTAL REPURCHASE AGREEMENT ............       4,079,000
                                                             -------------
                   (Cost $4,079,000)
TOTAL INVESTMENTS - 98.47%................................     415,799,800
                                                             -------------
(Cost $362,078,617)

NET OTHER ASSETS AND LIABILITIES - 1.53%..................       6,454,599
                                                             -------------
NET ASSETS - 100.00%......................................   $ 422,254,399
                                                             =============

------------------------------------------

*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


    SHARES                                                       VALUE
  ----------                                                   ---------

COMMON STOCKS - 96.98%

                   CONSUMER STAPLES - 19.58%

     400,000       American Home Products Corp............   $  25,400,000
     500,000       Anheuser-Busch Cos., Inc...............      22,875,000
     400,000       Baxter International, Inc..............      32,875,000
     350,000       Bristol-Myers Squibb Co................      21,328,125
     750,000       Elan Corp. Plc, ADR*...................      38,953,125
     260,000       Forest Laboratories, Inc., Class A* ...      34,450,000
     250,000       Johnson & Johnson Co...................      23,031,250
     425,000       Merck & Co., Inc.......................      38,223,437
     450,000       PepsiCo, Inc...........................      21,796,875
     756,250       Pfizer, Inc............................      32,660,547
     550,000       Pharmacia Corp.........................      30,250,000
     275,500       Procter & Gamble Co....................      19,681,031
     400,000       Schering-Plough Corp...................      20,675,000
     600,000       Tenet Healthcare Corp.*................      23,587,500
                                                            --------------
                                                               385,786,890
                                                            --------------

                   FINANCE - 15.76%

     405,000       American Express Co....................      24,300,000
     487,500       American International Group, Inc. ....      47,775,000
     400,000       Bank of America Corp...................      19,225,000
     800,000       Chase Manhattan Corp...................      36,400,000
     766,666       Citigroup, Inc.........................      40,345,798
     350,000       Fannie Mae.............................      26,950,000
     250,000       Goldman Sachs Group, Inc...............      24,953,125
     173,400       Morgan (J.P.) & Co., Inc...............      28,697,700
      91,300       Nasdaq-100 Shares*.....................       7,469,481
     250,000       Standard & Poor's Depository Receipts..      35,765,625
     400,000       Wells Fargo & Co.......................      18,525,000
                                                            --------------
                                                               310,406,729
                                                            --------------

                   INDUSTRIAL - 14.51%

     700,000       Flextronics International, Ltd.*.......      26,600,000
   1,065,000       General Electric Co....................      58,375,312
     775,000       Honeywell International, Inc...........      41,704,688
     345,000       Illinois Tool Works, Inc...............      19,169,063
     355,000       Maxim Integrated Products, Inc.*.......      23,540,938
     800,000       Solectron Corp.*.......................      35,200,000
   1,000,000       Tyco International, Ltd................      56,687,500
     350,000       United Technologies Corp...............      24,434,375
                                                            --------------
                                                               285,711,876
                                                            --------------

                   COMMUNICATIONS - 14.17%

     400,000       America OnLine, Inc.*..................      20,172,000
     576,800       American Tower Corp., Class A*.........      23,612,750
     700,000       AT&T Corp., Liberty Media Group*.......      12,600,000
      48,000       AT&T Wireless Group*...................       1,197,000
      41,666       Avaya, Inc.*...........................         559,887
     600,000       Cisco Systems, Inc.*...................      32,325,000
     176,000       EchoStar Communications Corp.,
                   Class A* ..............................       7,964,000
     500,000       Infinity Broadcasting Corp., Class A*        16,625,000


    SHARES                                                       VALUE
  ----------                                                   ---------


                   COMMUNICATIONS (CONTINUED)

     800,000       Nokia Corp., Class A, ADR..............   $  34,200,000
     450,000       Nortel Networks Corp...................      20,475,000
     515,000       Qwest Communications
                   International, Inc.*...................      25,041,875
     400,000       SBC Communications, Inc................      23,075,000
      70,000       SDL, Inc.*.............................      18,147,500
      35,000       Tycom, Ltd.*...........................       1,172,500
     700,000       WorldCom, Inc.*........................      16,625,000
     750,000       XO Communications, Inc., Class A*......      25,300,781
                                                            --------------
                                                               279,093,293
                                                            --------------

                   TECHNOLOGY - 13.69%

     500,000       Applied Materials, Inc.*...............      26,562,500
     625,000       Automatic Data Processing, Inc. .......      40,820,313
     655,000       Compaq Computer Corp...................      19,918,550
     200,000       EMC Corp.*.............................      17,812,500
     150,000       Genentech, Inc.*.......................      12,375,000
     250,000       International Business Machines Corp...      24,625,000
     605,000       Microsoft Corp.*.......................      41,669,375
     450,000       Oracle Corp.*..........................      14,850,000
     225,000       Sun Microsystems, Inc.*................      24,946,875
     350,000       Teradyne, Inc.*........................      10,937,500
     715,000       Texas Instruments, Inc.................      35,079,688
                                                            --------------
                                                               269,597,301
                                                            --------------

                   ENERGY - 10.04%

     500,000       Anadarko Petroleum Corp................      32,025,000
     800,000       Baker Hughes, Inc......................      27,500,000
     660,000       BP Amoco Plc, ADR......................      33,618,750
     760,000       Conoco, Inc., Class B..................      20,662,500
     226,000       Cooper Cameron Corp.*..................      12,317,000
     350,000       Schlumberger, Ltd......................      26,643,750
     475,000       Transocean Sedco Forex, Inc............      25,175,000
     475,000       Williams Cos., Inc.....................      19,860,937
                                                            --------------
                                                               197,802,937
                                                            --------------

                   CONSUMER CYCLICAL - 7.08%

     850,000       CVS Corp...............................      44,996,875
     463,266       Ford Motor Co..........................      12,102,824
     250,000       Harley-Davidson, Inc...................      12,046,875
     751,000       Home Depot, Inc........................      32,293,000
     400,000       RadioShack Corp........................      23,850,000
   1,000,000       Staples, Inc.*.........................      14,250,000
                                                            --------------
                                                               139,539,574
                                                            --------------

                   UTILITY - 2.15%

     750,000       AES Corp.*.............................      42,375,000
                                                            --------------
                   TOTAL COMMON STOCKS ...................   1,910,313,600
                                                            --------------
                   (Cost $1,251,863,607)


                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY GROWTH FUND

OCTOBER 31, 2000

  PAR VALUE                                                       VALUE
  ----------                                                    ---------


REPURCHASE AGREEMENT - 3.37%

 $66,359,000       Repurchase Agreement with:
                   State Street Bank 6.55%,
                   Due 11/01/2000, dated 10/31/2000
                   Repurchase Price $66,371,074
                   (Collateralized by U.S. Treasury Bond
                   8.75%, Due 05/15/2017;
                   Total Par $50,880,000,
                   Market Value $67,687,699)..............  $   66,359,000
                                                            --------------
                   TOTAL REPURCHASE AGREEMENT ............      66,359,000
                                                            --------------
                   (Cost $66,359,000)
TOTAL INVESTMENTS - 100.35%...............................   1,976,672,600
                                                            --------------
(Cost $1,318,222,607)

NET OTHER ASSETS AND LIABILITIES - (0.35)%................      (6,917,695)
                                                            --------------
NET ASSETS - 100.00%......................................  $1,969,754,905
                                                            ==============

------------------------------------------

*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH FUND II

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


    SHARES                                                       VALUE
  ----------                                                   ---------



COMMON STOCKS - 92.25%

                   CONSUMER CYCLICAL - 30.26%

     375,000       Bed, Bath & Beyond, Inc.*..............   $   9,679,687
      75,000       Cheesecake Factory (The), Inc.*........       3,323,437
     225,000       Dollar Tree Stores, Inc.*..............       8,803,125
      95,000       Fastenal Co............................       5,456,563
           1       99 Cents Only Stores*..................              22
     167,700       P.F. Chang's China Bistro, Inc.*.......       6,875,700
     325,000       Pizzaexpress Plc (UK)..................       3,114,645
   1,906,100       Wetherspoon (J.D.) Plc (UK)............       8,635,382
                                                             -------------
                                                                45,888,561
                                                             -------------

                   TECHNOLOGY - 21.98%

     110,000       Avocent Corp.*.........................       7,803,125
      30,000       Cree, Inc.*............................       2,977,500
      33,000       McData Corp.*..........................       2,750,859
      50,000       MCSi, Inc.*............................       1,437,500
      30,200       Microtune, Inc.*.......................         849,375
     140,000       Qlogic Corp.*..........................      13,545,000
      30,000       VeriSign, Inc.*........................       3,960,000
                                                             -------------
                                                                33,323,359
                                                             -------------

                   COMMUNICATIONS - 10.78%

      40,000       Emulex Corp.*..........................       5,875,000
     200,000       Finisar Corp.*.........................       5,762,500
      55,000       SynQuest, Inc.*........................         910,938
      45,700       WebTrends Corp.*.......................       1,468,827
     190,000       Zengine, Inc.*.........................       2,327,500
                                                             -------------
                                                                16,344,765
                                                             -------------

                   ENERGY - 10.11%

      50,000       Barrett Resources Corp.*...............       1,818,750
     100,000       Denbury Resources, Inc.*...............         687,500
      20,000       Noble Drilling Corp.*..................         831,250
      24,645       Prima Energy Corp.*....................       1,095,162
     150,000       Remington Oil & Gas Corp.*.............       1,378,125
     150,000       St. Mary Land & Exploration............       3,515,625
      50,000       Spinnaker Exploration Co.*.............       1,512,500
      75,000       Stone Energy Corp.*....................       3,840,000
      20,000       Swift Energy Co.*......................         650,000
                                                             -------------
                                                                15,328,912
                                                             -------------

                   INDUSTRIAL - 9.28%

      75,000       Danaher Corp...........................       4,734,375
      75,000       Presstek, Inc.*........................       1,181,250
     100,000       Shaw Group (The), Inc.*................       8,150,000
                                                             -------------
                                                                14,065,625
                                                             -------------

    SHARES                                                       VALUE
  ----------                                                   ---------


                   CONSUMER STAPLES - 7.14%

      76,200       ATS Medical, Inc.*.....................   $   1,395,413
      50,000       Ciphergen Biosystems, Inc.*............       1,550,000
       4,250       Eden Bioscience Corp.*.................         160,969
      41,250       Endocare, Inc.*........................         729,609
      80,000       Millennium Pharmaceuticals*............       5,805,000
      97,700       Thoratec Laboratories Corp.*...........       1,190,719
                                                             -------------
                                                                10,831,710
                                                             -------------

                   FINANCE - 2.37%

      70,000       Fifth Third Bancorp....................       3,596,250
                                                             -------------

                   UTILITY - 0.33%

      30,000       TNPC, Inc.*............................         498,750
                                                             -------------
                   TOTAL COMMON STOCKS ...................     139,877,932
                                                             -------------
                   (Cost $85,598,961)

PREFERRED STOCK - 1.98%

     394,218       Network Specialists, Series A (A)             2,999,999
                                                             -------------
                   TOTAL PREFERRED STOCK .................       2,999,999
                                                             -------------
                   (Cost $2,999,999)

  PAR VALUE
  ----------

REPURCHASE AGREEMENT - 5.76%

 $ 8,734,000       Repurchase Agreement with:
                   State Street Bank
                   6.55%, Due 11/01/2000, dated 10/31/2000
                   Repurchase Price $8,735,589
                   (Collateralized by U.S.Treasury Note
                   7.50%, Due 11/15/2001;
                   Total Par $8,520,000
                   Market Value $8,911,963)...............       8,734,000
                                                             -------------
                   TOTAL REPURCHASE AGREEMENT ............       8,734,000
                                                             -------------
                   (Cost $8,734,000)
TOTAL INVESTMENTS - 99.99%................................     151,611,931
                                                             -------------
(Cost $97,332,960)

NET OTHER ASSETS AND LIABILITIES - 0.01%..................           9,001
                                                             -------------
NET ASSETS - 100.00%......................................   $ 151,620,932
                                                             =============

------------------------------------------------

 *     Non-income producing security.
(A) Security exempt from registration pursuant to Rule 144A under the Securities Acto of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At October 31, 2000, this security amounted to $2,999,999, or 1.98% of net assets.
(UK)   United Kingdom Equity

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000

    SHARES                                                       VALUE
  ----------                                                   ---------


COMMON STOCKS - 88.69%

                   CONSUMER STAPLES - 18.27%

      65,400       American Healthways, Inc.*.............   $     515,025
      55,600       ASI Solutions, Inc.*...................         917,400
      48,200       ATS Medical, Inc.*.....................         882,662
     224,600       Beverly Enterprises, Inc.*.............       1,123,000
     221,166       Bindley Western Industries, Inc. ......       7,948,153
     207,900       Children's Comprehensive Services,Inc.*         753,637
     174,300       Condor Technology Solutions, Inc.*.....          49,022
      96,900       Corn Products International, Inc. .....       2,434,612
     130,200       Datascope Corp.........................       4,508,175
     194,300       DaVita, Inc.*..........................       2,185,875
     183,100       Delta & Pine Land Co...................       4,474,506
     194,400       Health Management Systems, Inc.*.......         291,600
     225,826       ICN Pharmaceuticals, Inc...............       8,595,502
      81,100       Ingles Markets, Inc., Class A..........         800,862
     268,800       Invacare Corp..........................       7,660,800
     153,500       ITT Educational Services, Inc.*........       2,417,625
     384,400       kforce.com, Inc.*......................       1,561,625
     184,300       Kroll-O'Gara (The) Co.*................       1,082,762
     119,300       Lifecore Biomedical, Inc.*.............         850,012
     145,400       Michael Foods, Inc.....................       3,916,712
     139,875       Minntech Corp..........................         961,641
     127,700       MPW Industrial Services Group, Inc.*...         231,456
      85,600       Nashua Corp.*..........................         497,550
     420,600       Nextera Enterprises, Inc., Class A* ...         683,475
      71,000       Northland Cranberries, Inc., Class A ..          53,250
     107,800       Performance Food Group Co.*............       4,365,900
     272,700       PSS World Medical, Inc.*...............         818,100
      79,600       RemedyTemp, Inc., Class A*.............         686,550
     539,025       Res-Care, Inc.*........................       2,964,637
     215,521       Respironics, Inc.*.....................       4,229,600
      98,400       Scios, Inc.*...........................       1,408,350
     353,300       SOS Staffing Services, Inc.*...........         750,762
     307,200       Spherion Corp.*........................       3,648,000
     134,700       United Natural Foods, Inc.*............       1,692,169
      45,800       Wackenhut Corp., Class A...............         578,225
     122,400       Westaff, Inc.*.........................         359,550
     114,300       York Group, Inc........................         550,069
                                                             -------------
                                                                77,448,851
                                                             -------------

                   INDUSTRIAL - 16.00%

     149,000       ABC-NACO, Inc.*........................         745,000
      80,050       Advanced Technical Products, Inc.* ....         420,263
     218,800       Airgas, Inc.*..........................       1,476,900
     194,900       AirNet Systems, Inc.*..................         779,600
     134,800       Analogic Corp..........................       4,760,125
     245,200       Benchmark Electronics, Inc.*...........       9,869,300
      96,900       Calgon Carbon Corp.....................         569,288
     163,400       Capital Environmental Resource, Inc.* .         469,775
     127,550       Chicago Bridge & Iron Co. NV...........       2,016,884
      78,100       CLARCOR, Inc...........................       1,493,663
      16,100       Coherent, Inc.*........................         560,481
      87,400       CTB International Corp.*...............         655,500
     220,400       Denison International Plc, ADR*........       2,906,525


    SHARES                                                       VALUE
  ----------                                                   ---------


                   INDUSTRIAL (CONTINUED)

     105,900       Gerber Scientific, Inc.................   $     847,200
      73,700       Giga-Tronics, Inc.*....................         488,263
     123,500       Greif Brothers Corp., Class A..........       3,952,000
      25,000       Heartland Express, Inc.*...............         434,375
     164,569       Interlogix, Inc.*......................       2,026,256
     191,100       Kaman Corp., Class A...................       2,770,950
      80,600       Key Technology, Inc.*..................         604,500
      47,710       K-Tron International, Inc.*............         864,744
     100,100       Ladish Co., Inc.*......................       1,013,513
     104,000       Layne Christensen Co.*.................         455,000
      35,242       Lennox International, Inc..............         279,733
     169,800       Longview Fibre Co......................       2,313,525
     224,200       LSI Industries, Inc....................       4,203,750
     112,200       Lydall, Inc.*..........................       1,185,113
     204,400       NCI Building Systems, Inc.*............       3,180,975
      24,214       Northrop Grumman Corp..................       2,033,976
     186,100       Northwest Pipe Co.*....................       1,954,050
      96,900       Offshore Logistics, Inc.*..............       1,671,525
      32,000       Pentair, Inc...........................         954,000
      88,100       Rayovac Corp.*.........................       1,299,475
      80,700       Smith (A.O.) Corp......................       1,139,888
     188,844       Terex Corp.*...........................       2,325,142
      87,400       TransTechnology Corp...................         344,138
     164,100       Valmont Industries, Inc................       3,343,538
      74,700       Willis Lease Finance Corp.*............         429,525
     101,000       Wood's (T.B.) Corp.....................         883,750
                                                             -------------
                                                                67,722,208
                                                             -------------

                   CONSUMER CYCLICAL - 13.74%

      89,200       America West Holdings Corp., Class B*..         886,425
     194,100       American Homestar Corp.*...............         133,444
      96,900       Anicom, Inc.*..........................         372,459
     162,200       Applebee's International, Inc. ........       4,898,947
      92,600       Atlantic Coast Airlines Holdings, Inc.*       3,310,450
      71,650       Bassett Furniture Industries, Inc. ....         904,581
      61,300       Beazer Homes USA, Inc.*................       1,708,737
     139,900       CEC Entertainment, Inc.*...............       4,459,312
      86,700       Culp, Inc..............................         341,381
      68,100       Ethan Allen Interiors, Inc.............       1,991,925
     169,300       Friendly Ice Cream Corp.*..............         359,762
      99,800       G & K Services, Inc., Class A..........       2,756,975
     138,100       Goody's Family Clothing, Inc.*.........         496,297
     166,250       InterTAN, Inc.*........................       1,839,141
     141,900       K2, Inc.*..............................       1,348,050
     156,000       Midwest Express Holdings, Inc.*........       2,964,000
     202,716       Morrison Management Specialists, Inc. .       6,790,986
      97,100       Musicland Stores Corp.*................         788,937
      46,500       Newmark Homes Corp.*...................         395,250
     225,205       O'Charley's, Inc.*.....................       3,293,623
      94,400       Oshkosh Truck Corp.....................       3,882,200
     164,900       R & B, Inc.*...........................         340,106
      83,600       Rocky Shoes & Boots, Inc.*.............         428,450
     106,200       Ruby Tuesday, Inc......................       1,440,337
     158,500       Ryan's Family Steak Houses, Inc.* .....       1,327,437
      64,600       Springs Industries, Inc................       1,522,137


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

OCTOBER 31, 2000

    SHARES                                                       VALUE
  ----------                                                   ---------

                   CONSUMER CYCLICAL (CONTINUED)

      53,000       Toll Brothers, Inc.*...................   $   1,722,500
     102,600       Toro Co................................       3,591,000
     296,600       Unifirst Corp..........................       2,836,237
     117,300       WestPoint Stevens, Inc.................         843,094
       9,900       Wet Seal, Inc., Class A*...............         185,625
                                                             -------------
                                                                58,159,805
                                                             -------------

                   FINANCE - 13.09%

      36,000       AmeriCredit Corp.*.....................         967,500
     129,220       AmerUs Group Co........................       3,408,178
      85,600       Annuity & Life Re (Holdings), Ltd.            2,359,350
      77,900       Brandywine Realty Trust, REIT..........       1,489,837
      99,500       Brown & Brown, Inc.....................       3,233,750
      64,600       Connecticut Bancshares, Inc.*..........       1,170,875
     127,900       Corporate Office Properties Trust, Inc.,
                   REIT ..................................       1,247,025
      43,900       Equity One, Inc., REIT.................         411,562
      70,000       Great American Financial Resources, Inc.      1,242,500
      41,691       Hanmi Financial Corp.*.................         604,519
     277,825       Healthcare Financial Partners, Inc.,
                   REIT (A)*..............................       5,556,500
     111,130       Healthcare Financial Partners, Inc.,
                   WTS (A)* ..............................               0
      65,650       Healthcare Realty Trust, Inc., REIT....       1,308,897
     118,183       Heller Financial, Inc..................       3,456,853
     166,200       Horace Mann Educators Corp.............       2,794,238
     107,500       Innkeepers USA Trust, Inc., REIT.......       1,095,156
      24,400       Kansas City Life Insurance Co..........         791,475
      48,000       Kilroy Realty Corp., REIT..............       1,251,000
     187,400       Matrix Bancorp, Inc.*..................       1,335,225
      56,100       National Golf Properties, Inc., REIT...       1,114,988
     147,200       North Fork Bancorporation, Inc.........       2,971,600
      60,000       Ohio Casualty Corp.....................         504,375
      18,300       PICO Holdings, Inc.*...................         235,613
      36,300       Prime Group Realty Trust, REIT.........         539,963
     438,240       Republic Bancorp, Inc..................       4,163,280
      97,500       Seacoast Financial Services Corp. .....       1,035,938
     161,100       Selective Insurance Group, Inc. .......       2,778,975
      58,700       SL Green Realty Corp., REIT............       1,573,894
     157,900       Superior Financial Corp.*..............       1,736,900
      89,100       Texas Regional Bancshares, Inc., Class A      2,661,863
      96,700       Webster Financial Corp.................       2,357,063
                                                             -------------
                                                                55,398,892
                                                             -------------

                   ENERGY - 11.77%

      64,200       3TEC Energy Corp.*.....................         946,950
      64,300       Atwood Oceanics, Inc.*.................       2,158,069
     108,700       Bellwether Exploration Co.*............         794,869
     141,200       Callon Petroleum Co.*..................       2,153,300
      94,500       Core Laboratories NV*..................       2,037,656

    SHARES                                                       VALUE
  ----------                                                   ---------

                   ENERGY (CONTINUED)

     244,500       Cross Timbers Oil Co...................   $   4,599,656
     111,100       Evergreen Resources, Inc.*.............       3,055,250
     144,900       Gulfmark Offshore, Inc.*...............       4,111,537
     169,700       Houston Exploration (The) Co.*.........       3,818,250
     134,700       Key Production Co., Inc.*..............       2,963,400
     177,400       Louis Dreyfus Natural Gas Corp.*.......       5,687,887
     117,600       Marine Drilling Cos., Inc.*............       2,807,700
     171,020       Meridian Resource Corp.*...............       1,186,451
     168,700       Midcoast Energy Resources, Inc.........       3,416,175
      40,000       Nuevo Energy Co.*......................         725,000
      90,800       Oceaneering International, Inc.*.......       1,276,875
      82,300       Pennaco Energy, Inc.*..................       1,023,606
      53,700       Pride International, Inc.*.............       1,359,281
     115,000       Triton Energy, Ltd.*...................       3,536,250
     102,000       Vintage Petroleum, Inc.................       2,154,750
                                                             -------------
                                                                49,812,912
                                                             -------------

                   TECHNOLOGY - 5.26%

     113,100       Acxiom Corp.*..........................       4,552,275
     127,200       Analysts International Corp............         795,000
     203,100       Bell & Howell Co.*.....................       3,858,900
     355,200       Computer Task Group, Inc...............       1,864,800
     227,300       Infinium Software, Inc.*...............         681,900
     182,800       infoUSA, Inc.*.........................         594,100
      82,200       Integral Systems, Inc.*................       1,397,400
     108,200       Landmark Systems Corp.*................         432,800
      40,600       Mentor Graphics Corp.*.................         951,563
     187,500       Metro Information Services, Inc.*......       1,171,875
     149,200       MSC.Software Corp.*....................       1,220,456
     116,650       Peak International, Ltd.*..............         896,747
     123,900       Progress Software Corp.*...............       1,959,169
      48,600       S3, Inc.*..............................         438,919
      58,100       Sybase, Inc.*..........................       1,216,469
      80,700       3DO (The) Co.*.........................         247,144
                                                             -------------
                                                                22,279,517
                                                             -------------

                   COMMUNICATIONS - 4.94%

      96,850       ADVO, Inc.*............................       3,565,291
     149,000       CT Communications, Inc.................       2,989,313
     108,900       General Communication, Inc., Class A*..         850,781
     136,100       Houghton Mifflin Co....................       5,010,181
     193,400       Hypercom Corp.*........................       1,329,625
      64,600       Motient Corp.*.........................         783,275
     167,300       Performance Technologies, Inc.*........       2,791,819
      66,600       Telemate.Net Software, Inc.*...........          95,738
     171,200       World Access, Inc.*....................         834,600
     107,400       Young Broadcasting, Inc., Class A*....        2,664,862
                                                             -------------
                                                                20,915,485
                                                             -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

OCTOBER 31, 2000

    SHARES                                                       VALUE
  ----------                                                   ---------

                   UTILITIES - 4.60%

       9,500       American States Water Co...............   $     296,281
     103,250       Atmos Energy Corp......................       2,387,656
      99,650       Cascade Natural Gas Corp...............       1,837,297
     121,200       Conectiv, Inc..........................       2,174,025
      32,300       Kansas City Power & Light Co...........         777,219
      20,000       Middlesex Water Co., Inc...............         545,000
      60,500       New Jersey Resources Corp..............       2,416,219
      48,100       Niagara Mohawk Holdings, Inc. .........         769,600
      43,500       NUI Corp...............................       1,356,656
      68,000       Philadelphia Suburban Corp.............       1,593,750
      50,500       South Jersey Industries, Inc. .........       1,470,813
     184,200       Southwest Gas Corp.....................       3,845,175
                                                             -------------
                                                                19,469,691
                                                             -------------

                   BASIC MATERIALS - 1.02%

      57,000       Buckeye Technologies, Inc.*............         976,125
      54,900       Lindberg Corp..........................         411,750
     123,300       Reliance Steel & Aluminum Co...........       2,928,375
                                                             -------------
                                                                 4,316,250
                                                             -------------
                   TOTAL COMMON STOCKS ...................     375,523,611
                                                             -------------
                   (Cost $385,189,684)


  PAR VALUE                                                      VALUE
  ----------                                                   ---------

CORPORATE BOND - 0.08%

 $   369,900       MSC.Software Corp. Convertible
                   Subordinated Debenture
                   7.88%, 08/18/04   .....................   $     325,512
                                                             -------------
                   TOTAL CORPORATE BOND ..................         325,512
                                                             -------------
                   (Cost $369,900)

REPURCHASE AGREEMENT - 11.72%

  49,600,000       Repurchase Agreement with:
                   State Street Bank
                   6.55%, Due 11/01/2000, dated 10/31/2000
                   Repurchase Price $49,609,024
                   (Collateralized by U.S. Treasury Bond
                   8.88%, Due 02/15/2019;
                   Total Par $37,795,000
                   Market Value $50,597,149)..............      49,600,000
                                                             -------------
                   TOTAL REPURCHASE AGREEMENT ............      49,600,000
                                                             -------------
                   (Cost $49,600,000)
TOTAL INVESTMENTS - 100.49%...............................     425,449,123
                                                             -------------
(Cost $435,159,584)

NET OTHER ASSETS AND LIABILITIES - (0.49)%................      (2,092,858)
                                                             -------------
NET ASSETS - 100.00%......................................   $ 423,356,265
                                                             =============

----------------------------------------------

 *     Non-income producing security.
 (A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2000, these securities amounted to $5,556,500 or 1.31% of net assets.
 ADR   American Depositary Receipt
REIT   Real Estate Investment Trust
 WTS   Warrants

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY EQUITY FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


    SHARES                                                       VALUE
  ----------                                                   ---------

COMMON STOCKS - 92.86%

                   CONSUMER STAPLES - 19.23%

      79,330       Accredo Health, Inc.*..................   $   3,431,022
      61,400       ArthroCare Corp.*......................       1,393,012
     122,700       Atrix Laboratories, Inc.*..............       2,177,925
     294,900       ATS Medical, Inc.*.....................       5,400,356
     141,020       Bright Horizon Family Solutions, Inc.*        3,525,500
     148,670       Charles River Associates, Inc.*........       1,653,954
      23,200       Ciphergen Biosystems, Inc.*............         719,200
      35,100       Closure Medical Corp.*.................         851,175
      47,570       CV Therapeutics, Inc.*.................       3,746,137
      91,900       Dreyer's Grand Ice Cream, Inc. ........       2,263,037
     149,010       Education Management, Inc.*............       4,619,310
     153,300       ESC Medical Systems, Ltd.*.............       2,385,731
      54,000       Euronet Services, Inc. ................         405,000
      26,000       First Horizon Pharmaceutical Corp.* ...         542,750
     127,160       FirstService Corp.*....................       1,772,292
     117,800       Forrester Research, Inc.*..............       4,837,162
      95,310       Fusion Medical Technologies, Inc.* ....         786,307
     501,170       Hooper Holmes, Inc.....................       4,756,103
     249,650       ICT Group, Inc.*.......................       2,683,738
     250,594       kforce.com, Inc.*......................       1,018,038
     164,600       Kroll-O'Gara (The) Co.*................         967,025
     153,300       Lifecore Biomedical, Inc.*.............       1,092,263
      96,970       LifePoint Hospitals, Inc.*.............       3,757,588
      96,750       Luminex Corp.*.........................       2,624,344
     111,040       Management Network Group, Inc.*........       1,464,340
      36,200       Med-Design Corp.*......................         651,600
     198,100       Meta Group, Inc.*......................       1,906,713
     109,534       On Assignment, Inc.*...................       2,758,888
     179,520       Orthodontic Centers of America, Inc.*..       5,991,480
     172,730       Osteotech, Inc.*.......................         950,015
     153,100       Pennzoil-Quaker State Co.*.............       1,798,925
      92,100       PhotoMedex, Inc.*......................       1,197,300
      93,280       Pre-Paid Legal Services, Inc.*.........       4,092,660
     357,080       ProsoftTraining.com*...................       2,499,560
      81,210       Province Healthcare Co.*...............       3,420,971
      97,700       Regeneration Technologies, Inc.*.......       1,239,569
     122,500       Rent-A-Center, Inc.*...................       3,575,469
     301,930       Source Information Management Co.* ....       1,660,615
      85,700       TeleTech Holdings, Inc.*...............       2,378,175
     272,380       Thoratec Laboratories Corp.*...........       3,319,631
     122,600       Triad Hospitals, Inc.*.................       3,402,150
     352,370       Trico Marine Services, Inc.*...........       5,858,151
     245,700       U.S. Oncology, Inc.*...................       1,320,638
      43,920       Varian Medical Systems, Inc.*..........       2,146,590
                                                             -------------
                                                               109,042,409
                                                             -------------

                   CONSUMER CYCLICAL - 18.94%

     224,450       American Classic Voyages Co.*..........       3,100,216
     106,960       Applebee's International, Inc. ........       3,230,526
      91,900       Atlantic Coast Airlines Holdings, Inc.*       3,285,425
     206,480       Bally Total Fitness Holding Corp.* ....       5,149,095
     313,880       Bombay Co. (The), Inc.*................         784,700
      65,130       Borg-Warner, Inc.......................       2,458,657



    SHARES                                                       VALUE
  ----------                                                   ---------

                   CONSUMER CYCLICAL (CONTINUED)

     313,210       Brass Eagle, Inc.*.....................   $   1,174,537
      30,300       California Pizza Kitchen, Inc.*........       1,060,500
     254,950       Callaway Golf Co.......................       4,079,200
     183,200       Casey's General Stores, Inc............       2,290,000
     354,370       Cash America International, Inc. ......       1,838,294
     174,520       CEC Entertainment, Inc.*...............       5,562,825
     130,370       Cooper Tire & Rubber Co................       1,425,922
     100,105       Cost Plus, Inc.*.......................       2,802,940
     200,253       D.R.Horton, Inc........................       3,704,680
      70,340       Damark International, Inc., Class A*            896,835
      15,600       Duane Reade, Inc.*.....................         455,325
     255,960       Dura Automotive Systems, Inc.*.........       2,159,662
     132,400       Frontier Airlines, Inc.*...............       3,111,400
      76,560       International Game Technology*.........       2,804,010
     254,960       InterTAN, Inc.*........................       2,820,495
      92,100       Jack in the Box, Inc.*.................       2,256,450
     149,980       Midwest Express Holdings, Inc.*........       2,849,620
     125,100       Mobile Mini, Inc.*.....................       2,494,181
     169,820       Nu Skin Enterprises, Inc., Class A*             923,396
      12,300       O'Charley's, Inc.*.....................         179,887
      33,800       P.F. Chang's China Bistro, Inc.*.......       1,385,800
     286,690       Pier 1 Imports, Inc....................       3,798,642
     116,390       Pinnacle Entertainment, Inc.*..........       2,655,147
      80,770       Polaris Industries, Inc................       2,806,757
     323,520       Prime Hospitality Corp.*...............       3,073,440
      97,695       Rare Hospitality International, Inc.*..       2,271,409
     153,500       Ruby Tuesday, Inc......................       2,081,844
      76,700       SkyWest, Inc...........................       3,873,350
     101,740       Sonic Corp.*...........................       3,713,510
     122,700       Toll Brothers, Inc.*...................       3,987,750
     323,860       Tower Automotive, Inc.*................       3,562,460
     134,580       Travis Boats & Motors, Inc.*...........         433,179
     122,600       United Stationers, Inc.*...............       3,685,662
     127,480       Vans, Inc.*............................       1,649,272
     200,270       Watsco, Inc............................       1,886,543
     107,300       Zale Corp.*............................       3,634,787
                                                             -------------
                                                               107,398,330
                                                             -------------

                   INDUSTRIAL - 14.29%

     122,600       Armor Holdings, Inc.*..................       1,907,963
      49,730       Artesyn Technologies, Inc.*............       2,020,281
     152,330       Atlas Air, Inc.*.......................       5,521,963
     116,940       Axsys Technologies*....................       5,320,770
      64,790       Belden, Inc............................       1,680,491
      81,750       Brooks Automation, Inc.*...............       2,166,375
     259,370       Casella Waste Systems, Inc., Class A*..       2,253,277
     127,480       Cidco*.................................         334,635
      65,130       Cognex Corp.*..........................       2,181,855
     132,775       CUNO, Inc.*............................       3,369,166
      59,100       DAL-Tile International, Inc.*..........         731,362
      46,000       DDI Corp.*.............................       1,837,125
      65,460       Dycom Industries, Inc.*................       2,462,933
      91,900       EGL, Inc.*.............................       2,619,150
     174,050       Gentex Corp.*..........................       4,307,738
      96,860       Helix Technology Corp..................       2,699,973


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY EQUITY FUND

OCTOBER 31, 2000


    SHARES                                                       VALUE
  ----------                                                   ---------


                   INDUSTRIAL (CONTINUED)

     221,120       Hexcel Corp.*..........................   $   2,418,500
      92,730       Kent Electronics Corp.*................       1,727,096
     123,250       Koala Corp.*...........................       1,232,500
     129,260       Maverick Tube Corp.*...................       2,011,609
      92,750       Methode Electronics, Inc., Class A.....       3,489,719
     122,700       Nam Tai Electronics, Inc...............       2,407,988
      41,190       Nanometrics, Inc.*.....................         947,370
     288,520       NS Group, Inc.*........................       2,466,846
     315,220       PCD, Inc.*.............................       2,955,188
      80,500       Photon Dynamics, Inc.*.................       2,898,000
     161,990       Presstek, Inc.*........................       2,551,343
     126,040       TetraTech, Inc.*.......................       4,379,890
      92,100       Titan Corp.*...........................       1,231,838
     129,130       TRC Cos., Inc..........................       2,364,693
      98,210       Veeco Instruments, Inc.*...............       6,501,809
                                                             -------------
                                                                80,999,446
                                                             -------------

                   TECHNOLOGY - 12.48%

      92,100       ADE Corp.*.............................       1,646,288
     122,600       Anadigics, Inc.........................       2,743,175
     143,440       Asyst Technologies, Inc.*..............       2,151,600
      35,730       AXT, Inc.*.............................       1,375,605
      24,935       Documentum, Inc.*......................       2,119,475
      46,820       DuPont Photomasks, Inc.*...............       2,627,773
      29,800       Elantec Semiconductor, Inc.*...........       3,315,250
      40,380       EMCORE Corp.*..........................       1,655,580
     110,300       eRoomSystem Technologies, Inc.*........         454,988
     122,900       eXcelon Corp...........................         998,563
      81,330       FactSet Research Systems, Inc. ........       3,079,967
      61,000       Fair, Isaac & Co., Inc.................       2,501,000
     134,300       Fargo Electronics......................         369,325
     157,970       Galileo Technology, Ltd.*..............       4,284,936
     219,770       HEICO Corp., Class A...................       2,417,470
      72,030       Hyperion Solutions Corp.*..............       1,008,420
     179,080       Kopin Corp.*...........................       2,529,505
      95,420       LTX Corp.*.............................       1,335,880
     325,610       Mercator Software, Inc.*...............       1,485,596
     125,930       National Instruments Corp.*............       5,879,357
     151,220       NETsilicon, Inc.*......................       2,145,434
     202,040       Per-Se Technologies, Inc.*.............         890,239
     146,240       Photronics, Inc.*......................       3,299,540
     288,520       Pioneer Standard Electronics, Inc. ....       4,003,215
     130,370       PLATO Learning, Inc.*..................       3,194,065
     147,930       SeaChange International, Inc.*.........       3,254,460
     149,900       Showcase Corp.*........................         749,500
      79,045       SPSS, Inc.*............................       1,778,513
      74,900       TranSwitch Corp.*......................       4,325,475
     284,310       United Shipping & Technology, Inc.* ...         995,085
      61,800       Varian Semiconductor Equipment*........       1,421,400
     204,200       Zamba Corp.*...........................         727,462
                                                             -------------
                                                                70,764,141
                                                             -------------

    SHARES                                                       VALUE
  ----------                                                   ---------

                   COMMUNICATIONS - 10.91%

      29,575       Aeroflex, Inc.*........................   $   1,759,712
      46,380       AirGate Pcs, Inc.*.....................       1,803,022
      28,180       Arguss Communications, Inc.*...........         352,250
      91,700       Computer Network Technology Corp.*.....       2,786,820
     245,400       General Communication, Inc., Class A*..       1,917,187
     160,630       International Fibercom, Inc.*..........       2,068,111
     160,670       Internet Pictures Corp.*...............         343,934
      72,870       Intranet Solutions, Inc.*..............       3,388,455
     173,580       Lightbridge, Inc.*.....................       1,855,136
      61,400       LightPath Technologies, Inc., Class A*.       1,673,150
      92,100       Metawave Communications Corp.*.........       1,220,325
      99,045       Netegrity, Inc.*.......................       7,725,510
     192,610       Pegasus Solutions, Inc.*...............       3,286,408
      28,510       Powertel, Inc.*........................       2,487,497
      64,580       Proxim, Inc.*..........................       3,915,162
      50,060       RSA Security, Inc.*....................       2,903,480
     191,170       Secure Computing Corp.*................       4,396,910
     124,040       Spectralink Corp.*.....................         922,547
     128,260       Tekelec, Inc.*.........................       4,721,571
      50,820       Terayon Communication Systems, Inc.*...       1,137,097
      63,240       Tollgrade Communcations, Inc.*.........       6,055,230
     130,400       Vyyo, Inc.*............................       2,885,100
     114,000       WinStar Communications, Inc.*..........       2,223,000
                                                             -------------
                                                                61,827,614
                                                             -------------

                   ENERGY - 8.85%

     197,160       3TEC Energy Corp.*.....................       2,908,110
      55,700       Berkley Petroleum Corp.*...............         291,757
     157,220       Cabot Oil & Gas Corp., Class A.........       3,085,443
     258,070       Callon Petroleum Co.*..................       3,935,568
     197,220       Cross Timbers Oil Co...................       3,710,201
      67,720       Evergreen Resources, Inc.*.............       1,862,300
      96,970       Global Industries, Ltd.*...............       1,018,185
     245,700       Grey Wolf, Inc.*.......................       1,136,363
     122,200       Input/Output, Inc.*....................       1,031,063
     279,150       Key Energy Services, Inc.*.............       2,512,350
     149,167       Magin Energy, Inc.*....................         253,935
      61,300       Marine Drilling Cos., Inc.*............       1,463,538
      56,170       Newfield Exploration Co.*..............       2,120,418
     106,530       Newpark Resources, Inc.*...............         958,770
      55,700       Paramount Resources, Ltd...............         574,396
     156,140       Pioneer Natural Resources Co.*.........       2,039,579
     153,400       Prize Energy Corp......................       2,569,450
     685,716       PYR Energy Corp.*......................       4,114,296
     156,340       Remington Oil & Gas Corp.*.............       1,436,374
     120,620       St. Mary Land & Exploration Co.........       2,827,031
     160,280       Swift Energy Co.*......................       5,209,100
      61,300       Universal Compression Holdings, Inc.*..       1,770,038
     157,120       Vintage Petroleum, Inc.................       3,319,160
                                                             -------------
                                                                50,147,425
                                                             -------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY EQUITY FUND

OCTOBER 31, 2000


    SHARES                                                       VALUE
  ----------                                                   ---------

                   FINANCE - 6.89%

     160,100       Annuity & Life Re (Holdings), Ltd. ....   $   4,412,756
      38,060       Commerce Bancorp, Inc..................       2,305,009
     112,800       Fidelity National Financial, Inc. .....       2,770,650
      61,300       Flushing Financial Corp................         934,825
     237,710       Hibernia Corp., Class A................       2,837,663
      61,300       Hudson United Bancorp..................       1,371,588
     171,140       MFC Bancorp, Ltd.*.....................       1,369,120
     192,480       Mutual Risk Management, Ltd............       3,488,700
      61,300       Richmond County Financial Corp.........       1,440,550
     334,120       Riggs National Corp....................       3,758,850
     178,410       Southwest Bancorp of Texas, Inc.*......       6,511,965
     122,700       Sterling Bancshares, Inc...............       2,108,906
     160,100       Westamerica Bancorp....................       5,753,594
                                                             -------------
                                                                39,064,176
                                                             -------------

                   BASIC MATERIALS - 1.27%

     192,160       RTI International Metals, Inc.*........       2,786,320
      31,100       Scotts Co., Class A*...................       1,111,825
     448,680       Titanium Metals Corp.*.................       3,309,015
                                                             -------------
                                                                 7,207,160
                                                             -------------
                   TOTAL COMMON STOCKS ...................     526,450,701
                                                             -------------
                   (Cost $478,752,587)


  PAR VALUE                                                      VALUE
  ----------                                                   ---------

REPURCHASE AGREEMENT - 6.43%

 $36,455,000       Repurchase Agreement with:
                   State Street Bank
                   6.55%, Due 11/01/2000, dated 10/31/2000,
                   Repurchase Price $36,461,633
                   (Collateralized by U.S. Treasury Note
                   4.75%, Due 11/15/2008;
                   Total Par $38,940,000
                   Market Value $37,187,700)..............   $  36,455,000
                                                             -------------
                   TOTAL REPURCHASE AGREEMENT ............      36,455,000
                                                             -------------
                   (Cost $36,455,000)
TOTAL INVESTMENTS - 99.29%................................     562,905,701
                                                             -------------
(Cost $515,207,587)

NET OTHER ASSETS AND LIABILITIES - 0.71%..................       4,036,572
                                                             -------------
NET ASSETS - 100.00%......................................   $ 566,942,273
                                                             =============

----------------------------------------

 *     Non-income producing security.


                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000


    SHARES                                                       VALUE
  ----------                                                   ---------


COMMON STOCKS - 94.30%

                   BRAZIL - 0.50%

     333,406       Embratel Participacoes SA, ADR.........  $    5,397,010
                                                            --------------

                   CANADA - 1.81%

     427,129       Nortel Networks Corp...................      19,324,700
                                                            --------------

                   FRANCE - 13.45%

     274,704       Alcatel SA.............................      16,741,129
     155,738       Aventis SA.............................      11,061,894
     373,701       Aventis SA, Series A*..................      26,923,658
     171,300       Carrefour Super Marche SA..............      11,484,834
     249,913       Rhodia SA..............................       3,122,317
     124,867       Suez Lyonnaise Des Eaux................      19,029,538
     148,485       Total Fina Elf SA......................      21,219,299
     286,365       Valeo SA...............................      12,451,686
     299,649       Vivendi SA.............................      21,512,313
                                                            --------------
                                                               143,546,668
                                                            --------------

                   GERMANY - 6.39%

      58,786       Allianz AG.............................      19,955,715
     337,598       Dresdner Bank AG.......................      14,006,945
     309,365       E.ON AG................................      15,706,842
     148,810       Metallgesellschaft AG..................       1,596,823
      83,936       SAP AG, Preferred Stock................      16,967,878
                                                            --------------
                                                                68,234,203
                                                            --------------

                   HONG KONG - 5.20%

   2,283,500       China Mobile, Ltd.*....................      14,712,707
   7,658,000       China Unicom, Ltd.*....................      15,366,863
     792,200       Hutchison Whampoa......................       9,827,461
   1,106,000       MRT Corp., Ltd.*.......................       1,637,920
   1,685,000       Sun Hung Kai Properties, Ltd...........      13,935,262
                                                            --------------
                                                                55,480,213
                                                            --------------

                   ITALY - 6.64%

   5,299,941       Banca Nazionale Del Lavoro SpA*........      17,295,082
   2,985,233       ENI SpA................................      16,067,297
   1,532,523       Mediaset SpA...........................      22,316,240
   1,772,960       Telecom Italia Mobile SpA..............      15,192,910
                                                            --------------
                                                                70,871,529
                                                            --------------

                   JAPAN - 19.86%

     475,000       Bridgestone Corp.......................       4,706,933
     567,000       Fujitsu, Ltd...........................      10,094,771
     277,000       KAO Corp...............................       8,295,540
      92,100       Matsushita Communication Industrial Co.      12,061,819
       2,539       Mizuho Holdings, Inc...................      19,509,305


    SHARES                                                       VALUE
  ----------                                                   ---------


                   JAPAN (CONTINUED)

     117,000       Murata Manufacturing Co., Ltd..........   $  13,994,139
       2,330       Nippon Telegraph & Telephone Corp. ....      21,189,578
   1,008,000       Nissan Motor Co., Ltd.*................       6,914,479
     408,000       Nomura Securities Co., Ltd.............       8,650,243
         704       NTT Mobile Communication Network.......      17,343,713
     435,000       Pioneer Corp...........................      13,465,519
      70,100       Rohm Co., Ltd..........................      17,661,425
   2,698,000       Sakura Bank, Ltd.......................      19,643,832
      25,368       Shohkoh Fund & Co., Ltd................       2,081,668
      80,000       Taisho Pharmaceuticals Co..............       2,300,577
     243,000       Takeda Chemical Industries.............      16,001,191
      44,100       Takefuji Corp..........................       4,361,938
     303,000       Yamanouchi Pharmaceutical Co., Ltd. ...      13,708,398
                                                            --------------
                                                               211,985,068
                                                            --------------

                   KOREA - 1.38%

     195,707       Korea Telecom, ADR.....................       7,216,696
     301,248       SK Telecom, Ltd., ADR..................       7,550,028
                                                            --------------
                                                                14,766,724
                                                            --------------

                   MEXICO - 0.86%

     170,640       Telefonos de Mexico SA, ADR............       9,203,895
                                                            --------------

                   NETHERLANDS - 12.05%

     184,120       Gucci Group NV, ADR....................      17,997,730
     224,481       ING Groep NV*..........................      15,396,653
     999,859       Koninklijke (Royal) KPN NV.............      20,229,356
     649,579       Koninklijke Ahold NV...................      18,846,458
      87,236       KPNQwest NV*...........................       2,111,022
     381,787       Unilever NV............................      19,124,914
     514,976       VNU NV*................................      24,225,394
     477,183       Wolters Kluwer NV......................      10,726,286
                                                            --------------
                                                               128,657,813
                                                            --------------

                   SINGAPORE - 1.18%

   1,063,525       DBS Group Holdings, Ltd................      12,540,568
                                                            --------------

                   SPAIN - 1.59%

     889,120       Telefonica SA*.........................      16,933,796
                                                            --------------

                   SWEDEN - 2.23%

   1,437,436       Ericsson (LM) Telephone Co., Class B...      19,079,739
     403,478       Skandinaviska Enskilda Banken, Class A.       4,751,537
                                                            --------------
                                                                23,831,276
                                                            --------------

                   SWITZERLAND - 1.54%

      10,860       Novartis AG, Registered................      16,470,285
                                                            --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL EQUITY FUND

OCTOBER 31, 2000


    SHARES                                                       VALUE
  ----------                                                   ---------

                   TURKEY - 0.26%

     252,650       Turkcell Iletisim Hizmet AS, ADR* .....  $    2,763,359
                                                            --------------

                   UNITED KINGDOM - 19.36%

     305,685       AstraZeneca Plc........................      14,328,110
   3,652,618       British Aerospace Plc..................      20,764,300
   1,110,165       Cable & Wireless Plc...................      15,717,136
     453,643       COLT Telecom Group Plc*................      14,491,661
   2,422,123       Diageo Plc.............................      22,878,353
     797,778       Glaxo Wellcome Plc.....................      22,982,909
   1,356,621       HSBC Holdings Plc......................      19,344,223
           1       Powergen Plc...........................               8
     460,085       Railtrack Group Plc....................       7,121,583
   2,700,167       Reed International Plc.................      24,975,335
   1,322,829       Somerfield Plc.........................       1,469,422
   1,094,319       TeleWest Communications Plc*...........       1,811,465
   9,797,457       Vodafone Group Plc.....................      40,794,166
                                                            --------------
                                                               206,678,671
                                                            --------------
                   TOTAL COMMON STOCKS ...................   1,006,685,778
                                                            --------------
                   (Cost $986,498,815)


  PAR VALUE                                                      VALUE
  ----------                                                   ---------


REPURCHASE AGREEMENT - 3.27%

 $34,872,000       Repurchase Agreement with:
                   State Street Bank 6.55%,
                   Due 11/01/2000, dated 10/31/2000
                   Repurchase Price $34,878,345
                   (Collateralized by U.S. Treasury Bond
                   8.50%, Due 02/15/2020;
                   Total Par $27,265,000,
                   Market Value $35,575,836)..............  $   34,872,000
                                                            --------------
                   TOTAL REPURCHASE AGREEMENT ............      34,872,000
                                                            --------------
                   (Cost $34,872,000)
TOTAL INVESTMENTS - 97.57%................................   1,041,557,778
                                                            --------------
(Cost $1,021,370,815)

NET OTHER ASSETS AND LIABILITIES - 2.43%..................      25,949,015
                                                            --------------
NET ASSETS - 100.00%......................................  $1,067,506,793
                                                            ==============

-----------------------------------------

*      Non-income producing security.
ADR    American Depositary Receipt


FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

    CURRENCY  CONTRACT TO  SETTLEMENT   CONTRACT      UNREALIZED
      VALUE     DELIVER       DATES     AT VALUE    (DEPRECIATION)
   ---------  -----------  ----------  ----------   --------------
  24,814,004      JPY       11/01/00   $  227,255     $     (983)
 651,014,000      JPY       11/10/00    5,971,662        (60,155)
                                       ----------     -----------
                                       $6,198,917        (61,138)
                                       ----------     -----------

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:


                                                       UNREALIZED
   CURRENCY   CONTRACT TO  SETTLEMENT   CONTRACT      APPRECIATION
     VALUE      DELIVER       DATES     AT VALUE     (DEPRECIATION)
   ---------  -----------  ----------  -----------   --------------
  17,177,763      EMU       11/01/00   $14,559,869    $  (116,462)
     194,179      EMU       11/03/00       164,595            228
                                       -----------    -----------
                                       $14,724,464       (116,234)
                                       -----------    -----------
                                             TOTAL    $  (177,372)
                                                      -----------

-------------------------------------

EMU     European Monetary Unit
JPY     Japanese Yen

--------------------------------------------------------------------------------
                     INDUSTRY CONCENTRATION OF COMMON STOCKS
                         AS A PERCENTAGE OF NET ASSETS:

Communications                          27.98%
Consumer Staples                        23.13
Finance                                 15.81
Technology                               6.76
Utilities                                6.26
Industrial                               4.08
Consumer Cyclical                        3.50
Energy                                   3.49
Basic Material                           2.22
Diversified                              1.07
                                       -------
                                        94.30%
                                       =======


                       SEE NOTES TO FINANCIAL STATEMENTS.

PAN ASIA FUND

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000

    SHARES                                                       VALUE
  ----------                                                   ---------


COMMON STOCKS - 81.45%

                   HONG KONG - 19.72%

      10,000       Amoy Properties, Ltd...................   $       9,104
      20,000       Cathay Pacific Airways.................          36,287
       8,000       Cheung Kong Holdings, Ltd..............          88,475
      15,000       China Mobile, Ltd.*....................          96,649
       9,000       China Petroleum and Chemical Corp.
                   (Sinopec)* ............................           1,766
     100,000       China Southern Airlines Co., Ltd.*.....          24,491
      30,000       China Unicom, Ltd.*....................          60,201
      30,000       Cosco Pacific, Ltd.....................          22,503
      20,000       Dah Sing Financial Group...............          85,910
      30,000       Hong Kong Exchanges & Clearing, Ltd....          52,316
       4,000       HSBC Holdings, Plc.....................          55,649
      30,000       Huaneng Power International, Inc.......          11,636
      12,000       Hutchison Whampoa, Ltd.................         148,868
     600,000       PetroChina Co., Ltd....................         126,173
      10,000       Swire Pacific, Ltd., Class A...........          61,676
                                                             -------------
                                                                   881,704
                                                             -------------

                   JAPAN - 39.75%

      18,000       Bank of Tokyo-Mitsubishi, Ltd..........         215,796
       6,000       Canon, Inc.............................         237,942
          30       East Japan Railway Co..................         172,274
       6,000       Fujitsu, Ltd...........................         106,827
         200       Nippon Telegraph & Telephone Corp......         181,891
       4,000       Shin-Etsu Chemical Co., Ltd............         164,123
       4,000       Takeda Chemical Industries, Ltd. ......         263,403
       5,000       Tokyo Broadcasting System, Inc. .......         195,537
       6,000       Toyota Motor Corp......................         239,591
                                                             -------------
                                                                 1,777,384
                                                             -------------

                   MALAYSIA - 0.91%

      20,000       Gamuda Berhad..........................          22,948
      10,000       Resorts World Berhad...................          17,501
                                                             -------------
                                                                    40,449
                                                             -------------

                   SINGAPORE - 8.46%

       6,000       Chartered Semiconductor
                   Manufacturing, Ltd.*...................          25,976
      40,000       Keppel Land, Ltd.......................          59,699
      15,000       Overseas Union Bank, Ltd...............          72,631
      10,000       Singapore Airlines, Ltd................         100,259
       5,000       Singapore Press Holdings, Ltd..........          71,491
       5,000       Venture Manufacturing, Ltd.............          48,420
                                                             -------------
                                                                   378,476
                                                             -------------

                   SOUTH KOREA - 6.13%

       1,200       Cheil Communications, Inc. ............          77,014
       2,000       Kookmin Bank...........................          22,858
       5,000       Korea Electric Power Corp..............         111,652
         500       Samsung Electronics....................          62,640
                                                             -------------
                                                                   274,164
                                                             -------------

    SHARES                                                       VALUE
  ----------                                                   ---------


                   TAIWAN - 6.48%

       6,000       Ambit Microsystems Corp................   $      27,812
       4,000       Asustek Computer, Inc. ................          19,901
       3,000       Cathay Life Insurance Co., Ltd. .......           5,377
      10,000       Chinatrust Commercial Bank*............           6,335
      23,000       Compal Electronics, Inc. ..............          35,040
       7,000       Compeq Manufacturing Co., Ltd..........          26,391
       7,000       Delta Electronics, Inc.................          22,281
       6,000       Hon Hai Precision Industry Co., Ltd. ..          31,335
      15,000       Nan Ya Plastic Corp....................          17,846
      11,000       Taiwan Semiconductor Manufacturing
                   Co., Ltd.*.............................          33,313
       3,100       United Microelectronics Corp., ADR* ...          35,263
      27,000       Universal Scientific Industrial Co., Ltd.*       24,030
       7,200       Yuanta Core Pacific Securities Co., Ltd.*         4,583
                                                             -------------
                                                                   289,507
                                                             -------------
                   TOTAL COMMON STOCKS ...................       3,641,684
                                                             -------------
                   (Cost $3,936,076)

  PAR VALUE
  ----------

REPURCHASE AGREEMENT - 15.05%

 $   673,000       Repurchase agreement with:
                   State Street Bank
                   6.55%, Due 11/01/2000, dated 10/31/2000
                   Repurchase Price $673,122
                   (Collateralized by U.S. Treasury Note
                   7.50%, Due 11/15/2001;
                   Total Par $660,000,
                   Market Value $690,363).................         673,000
                                                             -------------
                   TOTAL REPURCHASE AGREEMENT ............         673,000
                                                             -------------
                   (Cost $673,000)
TOTAL INVESTMENTS - 96.50%................................       4,314,684
                                                             -------------
(Cost $4,609,076)

NET OTHER ASSETS AND LIABILITIES - 3.50%..................         156,677
                                                             -------------
NET ASSETS - 100.00%......................................   $   4,471,361
                                                             =============

-----------------------------------

*      Non-income producing security.
ADR    American Depositary Receipt

--------------------------------------------------------------------------------

                     INDUSTRY CONCENTRATION OF COMMON STOCKS
                         AS A PERCENTAGE OF NET ASSETS:

Consumer Cyclical                       24.54%
Technology                              20.63
Finance                                 11.54
Communications                           7.58
Industrial                               6.34
Diversified                              4.71
Utilities                                3.25
Energy                                   2.86
                                       --------
                                        81.45%
                                       ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY EQUITY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2000



                                                          ASSET ALLOCATION    EQUITY INCOME  GROWTH AND INCOME   STRATEGIC EQUITY
                                                                FUND              FUND             FUND                FUND

                                                          ----------------    -------------  -----------------   ----------------
ASSETS:
   Investments (Note 2):
     Investments at cost...............................     $ 633,931,300     $ 238,340,413    $   733,663,109     $  81,975,410
     Repurchase agreement..............................                --        25,669,000         37,319,000        10,836,000
     Net unrealized appreciation (depreciation)........       157,129,196        35,038,051        293,404,912        10,540,754
                                                            -------------     -------------    ---------------     -------------
     Total investments at value........................       791,060,496       299,047,464      1,064,387,021       103,352,164
   Cash and foreign currency*..........................             2,430               720                534               196
   Receivable for investments sold.....................           180,361                --         47,454,971           640,655
   Receivable for shares sold..........................         1,646,233           246,085            484,958            55,391
   Interest and dividends receivable...................         4,972,727           424,489            662,051            89,623
   Tax reclaim receivable..............................                --                --                 --                --
   Deferred organizational expense (Note 2)............                --                --                 --             7,941
   Prepaid expenses....................................                --                --                 --                --
   Receivable from Investment Advisor (Note 4).........                --                --                 --                --
                                                            -------------     -------------    ---------------     -------------
     Total Assets......................................       797,862,247       299,718,758      1,112,989,535       104,145,970
                                                            -------------     -------------    ---------------     -------------

LIABILITIES:

   Unrealized depreciation on open forward
     foreign currency contracts .......................                --                --                 --                --
   Payable for investments purchased...................         2,534,418                --         11,969,429           448,522
   Payable for shares repurchased......................         1,462,287           386,407          4,486,536                --
   Advisory fee payable (Note 3).......................           500,837           184,301            669,009            45,500
   Payable to Fleet affiliates (Note 3)................           215,699            47,414            107,684               506
   Payable to Administrator (Note 3)...................           113,734            49,230            112,172            11,961
   Trustees' fees and expenses payable (Note 3)........            23,948            13,429             24,645             2,023
   Accrued expenses and other payables.................           116,933            74,482            174,121            20,192
                                                            -------------     -------------    ---------------     -------------
     Total Liabilities.................................         4,967,856           755,263         17,543,596           528,704
                                                            -------------     -------------    ---------------     -------------
NET ASSETS.............................................     $ 792,894,391     $ 298,963,495    $ 1,095,445,939     $ 103,617,266
                                                            =============     =============    ===============     =============




---------------------------------------------------------

 * Cost of foreign currency is $2,046,287 and $38,754 for the International Equity Fund and Pan Asia Fund, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.




                                                             EQUITY VALUE      EQUITY GROWTH       GROWTH          SMALL CAP
                                                                 FUND               FUND           FUND II         VALUE FUND

                                                            --------------    ----------------   -------------   --------------
ASSETS:
   Investments (Note 2):
     Investments at cost...............................     $  357,999,617    $  1,251,863,607   $  88,598,960   $  385,559,584
     Repurchase agreement..............................          4,079,000          66,359,000       8,734,000       49,600,000
     Net unrealized appreciation (depreciation)........         53,721,183         658,449,993      54,278,971       (9,710,461)
                                                            --------------    ----------------   -------------   --------------
     Total investments at value........................        415,799,800       1,976,672,600     151,611,931      425,449,123
   Cash and foreign currency*..........................                656                 153          51,191              949
   Receivable for investments sold.....................         22,827,066                  --              --          690,899
   Receivable for shares sold..........................            188,704           2,024,029         149,080          347,074
   Interest and dividends receivable...................            155,191             939,548          74,382          165,410
   Tax reclaim receivable..............................                 --                  --              --               --
   Deferred organizational expense (Note 2)............                 --                  --              --               --
   Prepaid expenses....................................                 --                  --              --               --
   Receivable from Investment Advisor (Note 4).........                 --                  --              --               --
                                                            --------------    ----------------   -------------    -------------
     Total Assets......................................        438,971,417       1,979,636,330     151,886,584      426,653,455
                                                            --------------    ----------------   -------------    -------------

LIABILITIES:

   Unrealized depreciation on open forward
     foreign currency contracts .......................                 --                  --              --               --
   Payable for investments purchased...................         14,801,492           1,369,375         145,167        2,745,884
   Payable for shares repurchased......................          1,374,034           6,510,502          51,025          116,123
   Advisory fee payable (Note 3).......................            255,721           1,219,319          52,540          263,151
   Payable to Fleet affiliates (Note 3)................             89,711             277,604           2,156           31,870
   Payable to Administrator (Note 3)...................             71,698             213,405          10,578           57,425
   Trustees' fees and expenses payable (Note 3)........             21,188              58,208             823           13,061
   Accrued expenses and other payables.................            103,174             233,012           3,363           69,676
                                                            --------------    ----------------   -------------   --------------
     Total Liabilities.................................         16,717,018           9,881,425         265,652        3,297,190
                                                            --------------    ----------------   -------------   --------------
NET ASSETS.............................................     $  422,254,399    $  1,969,754,905   $ 151,620,932   $  423,356,265
                                                            ==============    ================   =============   ==============







                                                            SMALL COMPANY    INTERNATIONAL       PAN ASIA
                                                             EQUITY FUND      EQUITY FUND          FUND

                                                           ---------------  ---------------    -------------
ASSETS:
   Investments (Note 2):
     Investments at cost...............................    $   478,752,587  $   986,498,815    $   3,936,076
     Repurchase agreement..............................         36,455,000       34,872,000          673,000
     Net unrealized appreciation (depreciation)........         47,698,114       20,186,963         (294,392)
                                                           ---------------  ---------------    -------------
     Total investments at value........................        562,905,701    1,041,557,778        4,314,684
   Cash and foreign currency*..........................             11,522        2,047,222           92,167
   Receivable for investments sold.....................          8,647,175       16,604,196          168,698
   Receivable for shares sold..........................          3,007,134       14,352,997            6,433
   Interest and dividends receivable...................             96,709        1,211,311            7,699
   Tax reclaim receivable..............................                 --          937,264               --
   Deferred organizational expense (Note 2)............                 --               --               --
   Prepaid expenses....................................                 --               --           32,433
   Receivable from Investment Advisor (Note 4).........                 --               --           24,472
                                                           ---------------  ---------------    -------------
     Total Assets......................................        574,668,241    1,076,710,768        4,646,586
                                                           ---------------  ---------------    -------------

LIABILITIES:

   Unrealized depreciation on open forward
     foreign currency contracts .......................                 --          177,372               --
   Payable for investments purchased...................          4,422,306        6,189,468          159,438
   Payable for shares repurchased......................          2,695,141        1,924,452               --
   Advisory fee payable (Note 3).......................            353,820          553,874               --
   Payable to Fleet affiliates (Note 3)................             79,605           60,305              106
   Payable to Administrator (Note 3)...................             72,787          124,626            4,151
   Trustees' fees and expenses payable (Note 3)........             17,801           21,880                6
   Accrued expenses and other payables.................             84,508          151,998           11,524
                                                           ---------------  ---------------    -------------
     Total Liabilities.................................          7,725,968        9,203,975          175,225
                                                           ---------------  ---------------    -------------
NET ASSETS.............................................    $   566,942,273  $ 1,067,506,793    $   4,471,361
                                                           ===============  ===============    =============


GALAXY EQUITY FUNDS

OCTOBER 31, 2000


                                                              ASSET ALLOCATION  EQUITY INCOME  GROWTH AND INCOME  STRATEGIC EQUITY
                                                                    FUND            FUND             FUND               FUND

                                                              ----------------  -------------  -----------------  ----------------
                                                                                                                     C>
NET ASSETS CONSISTS OF:

   Par value (Note 5)........................................   $      42,230   $      16,820    $      66,761     $       9,894
   Paid in capital in excess of par value....................     602,681,179     224,486,432      718,438,713        90,092,799
   Undistributed net investment income (loss)................       2,323,069         235,554           (9,984)           83,697
   Accumulated net realized gain on investments sold.........      30,718,717      39,186,638       83,545,537         2,890,122
   Net unrealized appreciation (depreciation) of investments,
     foreign currency and forward currency contracts.........     157,129,196      35,038,051      293,404,912        10,540,754
                                                                -------------   -------------    --------------    -------------
TOTAL NET ASSETS.............................................   $ 792,894,391   $ 298,963,495    $1,095,445,939    $ 103,617,266
                                                                =============   =============    ==============    =============

Retail A Shares:
   Net Assets................................................   $ 371,589,848    $ 188,846,775   $  217,422,860    $   8,504,681
   Shares of beneficial interest outstanding.................      19,781,033       10,628,576       13,278,358          812,892
   NET ASSET VALUE and redemption price per share............   $       18.79    $       17.77   $        16.37    $       10.46
   Sales charge - 3.75% of offering price....................            0.73             0.69             0.64             0.41
                                                                -------------    -------------   --------------    -------------
   Maximum offering price per share..........................   $       19.52    $       18.46   $        17.01    $       10.87
                                                                =============    =============   ==============    =============
Retail B Shares:
   Net Assets................................................   $ 105,979,701    $   3,969,164   $   61,856,518    $   1,554,784
   Shares of beneficial interest outstanding.................       5,654,372          226,832        3,812,300          149,985
                                                                -------------    -------------   --------------    -------------
   NET ASSET VALUE and offering price per share* ............   $       18.74    $       17.50   $        16.23    $       10.37
                                                                =============    =============   ==============    =============
Trust Shares:
   Net Assets................................................   $ 290,970,468    $ 106,147,556   $  678,397,628    $  93,557,801
   Shares of beneficial interest outstanding.................      15,497,354        5,964,492       41,283,580        8,931,479
                                                                -------------    -------------   --------------    -------------
   NET ASSET VALUE, offering and redemption price per share     $       18.78    $       17.80   $        16.43    $       10.48
                                                                =============    =============   ==============    =============
Prime A Shares:
   Net Assets................................................   $     186,144              N/A   $      155,839              N/A
   Shares of beneficial interest outstanding.................           9,915              N/A            9,499              N/A
   NET ASSET VALUE and redemption price per share............   $       18.77              N/A   $        16.41              N/A
   Sales charge - 5.50% of offering price ...................            1.10              N/A             0.96              N/A
                                                                -------------    -------------   --------------    -------------
   Maximum offering price per share..........................   $       19.87              N/A   $        17.37              N/A
                                                                =============    =============   ==============    =============
Prime B Shares:
   Net Assets................................................   $     526,105              N/A   $      129,355              N/A
   Shares of beneficial interest outstanding.................          28,053              N/A            7,928              N/A
                                                                -------------    -------------   --------------    -------------
   NET ASSET VALUE and offering price per share*.............   $       18.75              N/A   $        16.32              N/A
                                                                =============    =============   ==============    =============
BKB Shares:
   Net Assets................................................   $  23,642,125              N/A   $  137,483,739              N/A
   Shares of beneficial interest outstanding.................       1,259,497              N/A        8,369,336              N/A
                                                                -------------    -------------   --------------    -------------
   NET ASSET VALUE, offering and redemption price per share..   $       18.77              N/A   $        16.43              N/A
                                                                =============    =============   ==============    =============



---------------------------------------------------------------------------

 * Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.



                                                                EQUITY VALUE      EQUITY GROWTH        GROWTH         SMALL CAP
                                                                    FUND              FUND             FUND II        VALUE FUND

                                                               --------------    ---------------    -------------    --------------
NET ASSETS CONSISTS OF:

   Par value (Note 5)........................................  $      24,734     $       60,752     $      10,310    $      29,502
   Paid in capital in excess of par value....................    303,274,596      1,094,860,410        84,154,266      377,207,910
   Undistributed net investment income (loss)................         (9,999)           (26,682)           (2,277)         432,214
   Accumulated net realized gain on investments sold.........     65,243,885        216,410,432        13,180,008       55,397,100
   Net unrealized appreciation (depreciation) of investments,
     foreign currency and forward currency contracts.........     53,721,183        658,449,993        54,278,625       (9,710,461)
                                                               -------------     --------------     -------------    -------------
TOTAL NET ASSETS.............................................  $ 422,254,399     $1,969,754,905     $ 151,620,932    $ 423,356,265
                                                               =============     ==============     =============    =============

Retail A Shares:
   Net Assets................................................  $ 226,835,530     $  580,416,654     $   1,637,582    $  87,456,732
   Shares of beneficial interest outstanding.................     13,304,783         17,964,598           111,564        6,136,578
   NET ASSET VALUE and redemption price per share............  $       17.05     $        32.31     $       14.68    $       14.25
   Sales charge - 3.75% of offering price....................           0.66               1.26              0.57             0.56
                                                               -------------     --------------     -------------    -------------
   Maximum offering price per share..........................  $       17.71     $        33.57     $       15.25    $       14.81
                                                               =============     ==============     =============    =============
Retail B Shares:
   Net Assets................................................  $  30,555,086     $  130,347,191     $     688,103    $   2,838,453
   Shares of beneficial interest outstanding.................      1,826,772          4,174,491            46,859          200,890
                                                               -------------     --------------     -------------    -------------
   NET ASSET VALUE and offering price per share* ............  $       16.73     $        31.22     $       14.68    $       14.13
                                                               =============     ==============     =============    =============
Trust Shares:
   Net Assets................................................  $ 164,863,783     $1,258,399,142     $  90,450,798    $ 332,702,640
   Shares of beneficial interest outstanding.................      9,602,868         38,594,197         6,149,232       23,139,534
                                                               -------------     --------------     -------------    -------------
   NET ASSET VALUE, offering and redemption price per share    $       17.17     $        32.61     $       14.71    $       14.38
                                                               =============     ==============     =============    =============
Prime A Shares:
   Net Assets................................................            N/A     $      142,348               N/A    $     188,847
   Shares of beneficial interest outstanding.................            N/A              4,405               N/A           13,179
   NET ASSET VALUE and redemption price per share............            N/A     $        32.31               N/A    $       14.33
   Sales charge - 5.50% of offering price ...................            N/A               1.88               N/A             0.83
                                                               -------------     --------------     -------------    -------------
   Maximum offering price per share..........................            N/A     $        34.19               N/A    $       15.16
                                                               =============     ==============     =============    =============
Prime B Shares:
   Net Assets................................................            N/A     $      449,570               N/A    $     169,593
   Shares of beneficial interest outstanding.................            N/A             14,076               N/A           11,948
                                                               -------------     --------------     -------------    -------------
   NET ASSET VALUE and offering price per share*.............            N/A     $        31.94               N/A    $       14.19
                                                               =============     ==============     =============    =============
BKB Shares:
   Net Assets................................................            N/A                N/A     $  58,844,449              N/A
   Shares of beneficial interest outstanding.................            N/A                N/A         4,001,961              N/A
                                                               -------------     --------------     -------------    -------------
   NET ASSET VALUE, offering and redemption price per share..            N/A                N/A     $       14.70              N/A
                                                               =============     ==============     =============    =============






                                                                   SMALL COMPANY     INTERNATIONAL       PAN ASIA
                                                                    EQUITY FUND       EQUITY FUND          FUND

                                                                  ---------------   ---------------   -------------
NET ASSETS CONSISTS OF:

   Par value (Note 5)........................................     $       25,465    $        54,183    $       473
   Paid in capital in excess of par value....................        435,529,507        913,687,478      4,721,551
   Undistributed net investment income (loss)................             (5,985)        17,632,385              2
   Accumulated net realized gain on investments sold.........         83,695,172        116,076,505         45,100
   Net unrealized appreciation (depreciation) of investments,
     foreign currency and forward currency contracts.........         47,698,114         20,056,242       (295,765)
                                                                  --------------    ---------------    -----------
TOTAL NET ASSETS.............................................     $  566,942,273    $ 1,067,506,793    $ 4,471,361
                                                                  ==============    ===============    ===========

Retail A Shares:
   Net Assets................................................     $  125,426,907    $   120,351,060    $   200,989
   Shares of beneficial interest outstanding.................          5,766,740          6,190,349         21,285
   NET ASSET VALUE and redemption price per share............     $        21.75    $         19.44    $      9.44
   Sales charge - 3.75% of offering price....................               0.85               0.76           0.37
                                                                  --------------    ---------------    -----------
   Maximum offering price per share..........................     $        22.60    $         20.20    $      9.81
                                                                  ==============    ===============    ===========
Retail B Shares:
   Net Assets................................................     $   18,936,409    $     8,296,506    $    19,596
   Shares of beneficial interest outstanding.................            897,654            430,259          2,078
                                                                  --------------    ---------------    -----------
   NET ASSET VALUE and offering price per share* ............     $        21.10    $         19.28    $      9.43
                                                                  ==============    ===============    ===========
Trust Shares:
   Net Assets................................................     $  422,578,957    $   912,544,590      4,245,915
   Shares of beneficial interest outstanding.................         18,801,031         46,227,672        449,501
                                                                  --------------    ---------------    -----------
   NET ASSET VALUE, offering and redemption price per share       $        22.48    $         19.74    $      9.45
                                                                  ==============    ===============    ===========
Prime A Shares:
   Net Assets................................................                N/A    $        14,201    $     2,431
   Shares of beneficial interest outstanding.................                N/A                727            257
   NET ASSET VALUE and redemption price per share............                N/A    $         19.53    $      9.45
   Sales charge - 5.50% of offering price ...................                N/A               1.14           0.55
                                                                  --------------    ---------------    -----------
   Maximum offering price per share..........................                N/A    $         20.67    $     10.00
                                                                  ==============    ===============    ===========
Prime B Shares:
   Net Assets................................................                N/A    $       483,488    $     2,430
   Shares of beneficial interest outstanding.................                N/A             24,967            257
                                                                  --------------    ---------------    -----------
   NET ASSET VALUE and offering price per share*.............                N/A    $         19.37    $      9.44
                                                                  ==============    ===============    ===========
BKB Shares:
   Net Assets................................................                N/A    $    25,806,948            N/A
   Shares of beneficial interest outstanding.................                N/A          1,308,848            N/A
                                                                  --------------    ---------------    -----------
   NET ASSET VALUE, offering and redemption price per share..                N/A    $         19.72            N/A
                                                                  ==============    ===============    ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

GALAXY EQUITY FUNDS
>
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000




                                                              ASSET ALLOCATION  EQUITY INCOME  GROWTH AND INCOME  STRATEGIC EQUITY
                                                                    FUND            FUND             FUND               FUND
                                                              ----------------  -------------- -----------------  ----------------
INVESTMENT INCOME:

   Interest (Note 2).........................................   $  22,825,751    $   1,166,213   $   1,076,840     $      319,819
   Dividends (Note 2)........................................       2,628,575        5,725,479      10,230,362          1,129,331
   Less: foreign taxes withheld (Note 2).....................              --               --              --                 --
                                                                -------------    -------------   -------------     --------------
     Total investment income.................................      25,454,326        6,891,692      11,307,202          1,449,150
                                                                -------------    -------------   -------------     --------------

EXPENSES:

   Investment advisory fee (Note 3)..........................       5,783,582        2,317,651       5,899,914            677,715
   Administration fee (Note 3)...............................         546,311          220,260         552,479             63,792
   Custodian fee ............................................          61,848           18,036          39,537             15,770
   Fund accounting fee (Note 3) .............................         123,083           64,824         116,858             48,044
   Professional fees (Note 3) ...............................          55,489           31,912          53,070             23,405
   Transfer agent fee (Note 3) ..............................       1,235,105          311,211       1,163,312             32,741
   Shareholder services and 12b-1 fees (Note 3) .............       2,010,791          589,491       1,318,069             36,293
   Trustees' fees and expenses (Note 3) .....................          19,357           10,190          20,784              3,711
   Amortization of organization expense (Note 2) ............              --               --              --              3,407
   Reports to shareholders ..................................         119,206           58,820         123,876              4,271
   Miscellaneous ............................................         120,685           50,980         128,090             43,986
                                                                -------------    -------------   -------------     --------------
     Total expenses before reimbursement/waiver..............      10,075,457        3,673,375       9,415,989            953,135
                                                                -------------    -------------   -------------     --------------
     Less:reimbursement/waiver (Note 4) .....................         (16,890)          (3,815)       (300,528)          (201,147)
                                                                -------------    -------------   -------------     --------------
     Total expenses net of reimbursement/waiver .............      10,058,567        3,669,560       9,115,461            751,988
                                                                -------------    -------------   -------------     --------------

NET INVESTMENT INCOME (LOSS).................................      15,395,759        3,222,132       2,191,741            697,162
                                                                -------------    -------------   -------------     --------------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTES 2 &6):

   Net realized gainon investments sold .....................      31,088,652       39,140,662      84,120,712          3,242,360
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency .........................              --               --              --                 --
   Net change in unrealized appreciation (depreciation)
     on investments, foreign currency and
     forward foreign currency contracts* ....................      24,978,427      (17,842,173)    (20,584,890)        14,145,832
                                                                -------------    -------------   -------------     --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS............................................      56,067,079       21,298,489      63,535,822         17,388,192
                                                                -------------    -------------   -------------     --------------

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS ................................   $  71,462,838    $  24,520,621   $  65,727,563     $   18,085,354
                                                                =============    =============   =============     ==============





-----------------------------------------------------

 (1) For the period June 1, 2000 through October 31, 2000.
 (2) For the period September 1, 2000 through October 31, 2000.

 * Change in unrealized appreciation (depreciation) does not include unrealized appreciation in connection with the acquisition of the Boston 1784 Funds (see Note 9).

                       SEE NOTES TO FINANCIAL STATEMENTS.





                                                                 EQUITY VALUE      EQUITY GROWTH        GROWTH         SMALL CAP
                                                                     FUND              FUND           FUND II(1)       VALUE FUND
                                                                --------------    ---------------    -------------    --------------
INVESTMENT INCOME:

   Interest (Note 2).........................................    $    348,229      $   3,545,880     $     228,626    $   1,841,334
   Dividends (Note 2)........................................       6,047,827         14,048,539           165,830        3,944,968
   Less: foreign taxes withheld (Note 2).....................              --                 --            (8,127)              --
                                                                 ------------      -------------     -------------    -------------
     Total investment income.................................       6,396,056         17,594,419           386,329        5,786,302
                                                                 ------------      -------------     -------------    -------------

EXPENSES:

   Investment advisory fee (Note 3)..........................       3,812,574         13,911,341           496,751        2,843,896
   Administration fee (Note 3)...............................         363,668          1,317,126            44,395          269,338
   Custodian fee ............................................          45,397             25,499             5,947           35,841
   Fund accounting fee (Note 3) .............................          80,537            137,855            13,210           71,010
   Professional fees (Note 3) ...............................          27,909             68,983            21,427           33,749
   Transfer agent fee (Note 3) ..............................         830,969          1,765,459            21,698          461,149
   Shareholder services and 12b-1 fees (Note 3) .............         983,720          2,447,420            46,254          268,408
   Trustees' fees and expenses (Note 3) .....................          14,657             46,792             1,021           11,960
   Amortization of organization expense (Note 2) ............              --                 --                --               --
   Reports to shareholders ..................................          86,400            215,834             5,971           56,571
   Miscellaneous ............................................          68,895            180,027            66,644           81,128
                                                                 ------------      -------------    --------------    -------------
     Total expenses before reimbursement/waiver..............       6,314,726         20,116,336           723,318        4,133,050
                                                                 ------------      -------------    --------------    -------------
     Less:reimbursement/waiver (Note 4) .....................         (11,908)           (17,892)         (121,053)        (100,285)
                                                                 ------------      -------------    --------------    -------------
     Total expenses net of reimbursement/waiver .............       6,302,818         20,098,444           602,265        4,032,765
                                                                 ------------      -------------    --------------    -------------

NET INVESTMENT INCOME (LOSS).................................          93,238         (2,504,025)         (215,936)       1,753,537
                                                                 ------------      -------------    --------------    -------------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTES 2 &6):

   Net realized gainon investments sold .....................      69,230,941        216,840,095        11,930,720       55,384,980
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency .........................              --                 --              (226)              --
   Net change in unrealized appreciation (depreciation)
     on investments, foreign currency and
     forward foreign currency contracts* ....................     (32,400,776)        74,473,628        12,444,625       16,865,022
                                                                 ------------      -------------     -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS............................................      36,830,165        291,313,723        24,375,119       72,250,002
                                                                 ------------      -------------     -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS ................................    $ 36,923,403      $ 288,809,698     $  24,159,183    $  74,003,539
                                                                 ============      =============     =============    =============





                                                                  SMALL COMPANY     INTERNATIONAL      PAN ASIA
                                                                   EQUITY FUND       EQUITY FUND        FUND(2)
                                                                 ---------------   ---------------   -------------
INVESTMENT INCOME:

   Interest (Note 2).........................................     $   1,724,254     $   1,941,865     $    12,899
   Dividends (Note 2)........................................           747,543        27,440,310          10,135
   Less: foreign taxes withheld (Note 2).....................                --        (1,437,839)         (1,337)
                                                                  -------------     -------------     -----------
     Total investment income.................................         2,471,797        27,944,336          21,697
                                                                  -------------     -------------     -----------

EXPENSES:

   Investment advisory fee (Note 3)..........................         4,109,620         7,720,119           8,172
   Administration fee (Note 3)...............................           388,798           624,039             456
   Custodian fee ............................................           256,147           738,656           8,780
   Fund accounting fee (Note 3) .............................            97,707           163,691           8,280
   Professional fees (Note 3) ...............................            36,237            63,822           7,448
   Transfer agent fee (Note 3) ..............................           835,873           669,291           1,037
   Shareholder services and 12b-1 fees (Note 3) .............           487,327           350,413             178
   Trustees' fees and expenses (Note 3) .....................            14,035            21,619               6
   Amortization of organization expense (Note 2) ............                --                --              --
   Reports to shareholders ..................................            53,995            59,859             168
   Miscellaneous ............................................            95,924           125,591           7,089
                                                                  -------------     -------------     -----------
     Total expenses before reimbursement/waiver..............         6,375,663        10,537,100          41,614
                                                                  -------------     -------------     -----------
     Less:reimbursement/waiver (Note 4) .....................            (3,924)       (2,229,162)        (30,833)
                                                                  -------------     -------------     -----------
     Total expenses net of reimbursement/waiver .............         6,371,739         8,307,938          10,781
                                                                  -------------     -------------     -----------

NET INVESTMENT INCOME (LOSS).................................        (3,899,942)       19,636,398          10,916
                                                                  -------------     -------------     -----------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTES 2 &6):

   Net realized gainon investments sold .....................       120,456,546       116,078,204          49,697
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency .........................                --          (445,484)        (15,511)
   Net change in unrealized appreciation (depreciation)
     on investments, foreign currency and
     forward foreign currency contracts* ....................            56,876      (205,754,102)       (295,765)
                                                                  -------------     -------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS............................................       120,513,422       (90,121,382)       (261,579)
                                                                  -------------     -------------     -----------

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS ................................     $ 116,613,480     $ (70,484,984)    $  (250,663)
                                                                  =============     =============     ===========




GALAXY EQUITY FUNDS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2000

                                                                   GROWTH
                                                                   FUND II

                                                               --------------
INVESTMENT INCOME:

   Interest (Note 2)........................................   $      901,000
   Dividends (Note 2).......................................          449,000
                                                               --------------
     Total investment income................................        1,350,000
                                                               --------------

EXPENSES:

   Investment advisory fee (Note 3).........................        1,827,000
   Administration fee (Note 3)..............................          159,000
   Custodian fee ...........................................           29,000
   Professional fees (Note 3) ..............................           18,000
   Transfer agent fee (Note 3) .............................          112,000
   Shareholder services and 12b-1 fees (Note 3) ............          617,000
   Trustees' fees and expenses (Note 3) ....................            6,000
   Reports to shareholders .................................           11,000
   Miscellaneous ...........................................           14,000
                                                               --------------
     Total expenses before reimbursement/waiver.............        2,793,000
                                                               --------------
     Less:reimbursement/waiver (Note 4) ....................         (617,000)
                                                               --------------
     Total expenses net of reimbursement/waiver ............        2,176,000
                                                               --------------

NET INVESTMENT (LOSS).......................................         (826,000)
                                                               --------------

REALIZED AND UNREALIZED

   GAIN (LOSS) ON INVESTMENTS (NOTES 2 &6):

   Net realized gainon investments sold ....................      151,640,000*
   Net realized gain on forward foreign currency
     contracts and foreign currency ........................            6,000
   Net change in unrealized depreciation
     on investments, foreign currency and
     forward foreign currency contracts ....................      (13,707,000)
                                                               --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......      137,939,000
                                                               --------------

NET INCREASE IN NET ASSETS

   RESULTING FROM OPERATIONS ...............................   $  137,113,000
                                                               ==============

 --------------------------------------------------

 * On April 10, 2000, the Fund had a redemption in kind with total proceeds in the amount of $69,327,239. The net realized gains of the transactions of $32,145,987 will not be realized for tax purposes.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                       This page left blank intentionally.

GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                         ASSET ALLOCATION FUND
                                                                                 ------------------------------------
                                                                                              YEARS ENDED
                                                                                              OCTOBER 31,
                                                                                      2000                  1999
                                                                                 --------------        --------------

NET ASSETS AT BEGINNING OF THE PERIOD........................................... $  750,884,394        $  600,040,305
                                                                                 --------------        --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income........................................................     15,395,759            15,025,994
   Net realized gain on investments sold........................................     31,088,652            12,946,175
   Net change in unrealized appreciation (depreciation) on investments..........     24,978,427            30,773,026
                                                                                 --------------        --------------
     Net increase in net assets resulting from operations.......................     71,462,838            58,745,195
                                                                                 --------------        --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income........................................................     (7,745,999)           (7,777,489)
   Dividends in excess of net investment income.................................             --                    --
   Net realized gain on investments.............................................     (6,720,946)           (8,515,996)
                                                                                 --------------        --------------
     Total Dividends............................................................    (14,466,945)          (16,293,485)
                                                                                 --------------        --------------
   RETAIL B SHARES:
   Net investment income .......................................................     (1,330,013)           (1,070,246)
   Net realized gain on investments.............................................     (1,621,536)           (1,510,323)
                                                                                 --------------        --------------
     Total Dividends............................................................     (2,951,549)           (2,580,569)
                                                                                 --------------        --------------
   TRUST SHARES:
   Net investment income .......................................................     (6,071,628)           (5,707,139)
   Dividends in excess of net investment income.................................             --                    --
   Net realized gain on investments.............................................     (4,679,919)           (5,671,923)
                                                                                 --------------        --------------
     Total Dividends............................................................    (10,751,547)          (11,379,062)
                                                                                 --------------        --------------
   PRIME A  SHARES:
   Net investment income .......................................................         (4,294)               (3,417)
   Net realized gain on investments.............................................         (3,208)                 (880)
                                                                                 --------------        --------------
     Total Dividends............................................................         (7,502)               (4,297)
                                                                                 --------------        --------------
   PRIME B SHARES:
   Net investment income .......................................................         (7,967)               (4,760)
   Net realized gain on investments.............................................         (9,571)               (3,982)
                                                                                 --------------        --------------
     Total Dividends............................................................        (17,538)               (8,742)
                                                                                 --------------        --------------
   BKB SHARES:
   Net investment income .......................................................       (148,232)                  N/A
   Dividends in excess of net investment income.................................             --                   N/A
                                                                                 --------------        --------------
     Total Dividends............................................................       (148,232)                  N/A
                                                                                 --------------        --------------
     Total Dividends to shareholders............................................    (28,343,313)          (30,266,155)
                                                                                 --------------        --------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1)..............................     (1,109,528)          122,365,049
                                                                                 --------------        --------------
   Net increase (decrease) in net assets........................................     42,009,997           150,844,089
                                                                                 --------------        --------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).............................. $  792,894,391        $  750,884,394
                                                                                 ==============        ==============
(A) Undistributed net investment income (loss).................................. $    2,323,069        $    2,165,168
                                                                                 ==============        ==============

--------------------------------------------------------------

 (1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 64-66.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                             EQUITY INCOME FUND
                                                                                    ------------------------------------
                                                                                                YEARS ENDED
                                                                                                 OCTOBER 31,
                                                                                         2000                  1999
                                                                                    --------------        --------------

NET ASSETS AT BEGINNING OF THE PERIOD...........................................    $  336,432,455        $  335,217,600
                                                                                    --------------        --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income........................................................         3,222,132             3,904,177
   Net realized gain on investments sold........................................        39,140,662            50,110,091
   Net change in unrealized appreciation (depreciation) on investments..........       (17,842,173)          (20,073,324)
                                                                                    --------------        --------------
     Net increase in net assets resulting from operations.......................        24,520,621            33,940,944
                                                                                    --------------        --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income........................................................        (1,842,015)           (2,242,878)
   Dividends in excess of net investment income.................................                --                    --
   Net realized gain on investments.............................................       (31,691,075)          (19,453,842)
                                                                                    --------------        --------------
     Total Dividends............................................................       (33,533,090)          (21,696,720)
                                                                                    --------------        --------------
   RETAIL B SHARES:
   Net investment income .......................................................            (8,791)               (5,615)
   Net realized gain on investments.............................................          (524,089)              (10,594)
                                                                                    --------------        --------------
     Total Dividends............................................................          (532,880)              (16,209)
                                                                                    --------------        --------------
   TRUST SHARES:
   Net investment income .......................................................        (1,443,996)           (1,851,694)
   Dividends in excess of net investment income.................................                --                    --
   Net realized gain on investments.............................................       (17,919,446)          (11,818,814)
                                                                                    --------------        --------------
     Total Dividends............................................................       (19,363,442)          (13,670,508)
                                                                                    --------------        --------------
   PRIME A  SHARES:
   Net investment income .......................................................               N/A                   N/A
   Net realized gain on investments.............................................               N/A                   N/A
                                                                                    --------------        --------------
     Total Dividends............................................................               N/A                   N/A
                                                                                    --------------        --------------
   PRIME B SHARES:
   Net investment income .......................................................               N/A                   N/A
   Net realized gain on investments.............................................               N/A                   N/A
                                                                                    --------------        --------------
     Total Dividends............................................................               N/A                   N/A
                                                                                    --------------        --------------
   BKB SHARES:
   Net investment income .......................................................               N/A                   N/A
   Dividends in excess of net investment income.................................               N/A                   N/A
                                                                                    --------------        --------------
     Total Dividends............................................................               N/A                   N/A
                                                                                    --------------        --------------
     Total Dividends to shareholders............................................       (53,429,412)          (35,383,437)
                                                                                    --------------        --------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1)..............................        (8,560,169)            2,657,348
                                                                                    --------------        --------------
   Net increase (decrease) in net assets........................................       (37,468,960)            1,214,855
                                                                                    --------------        --------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A)..............................    $  298,963,495        $  336,432,455
                                                                                    ==============        ==============
(A) Undistributed net investment income (loss)..................................    $      235,554        $      399,503
                                                                                    ==============        ==============







                                                                                            GROWTH AND INCOME FUND
                                                                                     ------------------------------------
                                                                                                 YEARS ENDED
                                                                                                  OCTOBER 31,
                                                                                          2000                  1999
                                                                                     --------------        --------------

NET ASSETS AT BEGINNING OF THE PERIOD...........................................     $  603,862,075        $  521,385,834
                                                                                     --------------        --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income........................................................          2,191,741             3,509,427
   Net realized gain on investments sold........................................         84,120,712            33,835,048
   Net change in unrealized appreciation (depreciation) on investments..........        (20,584,890)           38,430,506
                                                                                     --------------        --------------
     Net increase in net assets resulting from operations.......................         65,727,563            75,774,981
                                                                                     --------------        --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income........................................................           (744,359)           (1,218,495)
   Dividends in excess of net investment income.................................             (1,709)                   --
   Net realized gain on investments.............................................        (13,038,412)          (13,044,487)
                                                                                     --------------        --------------
     Total Dividends............................................................        (13,784,480)          (14,262,982)
                                                                                     --------------        --------------
   RETAIL B SHARES:
   Net investment income .......................................................                 --                    --
   Net realized gain on investments.............................................         (3,563,567)           (3,253,512)
                                                                                     --------------        --------------
     Total Dividends............................................................         (3,563,567)           (3,253,512)
                                                                                     --------------        --------------
   TRUST SHARES:
   Net investment income .......................................................         (1,670,332)           (2,242,502)
   Dividends in excess of net investment income.................................             (3,836)                   --
   Net realized gain on investments.............................................        (17,166,606)          (15,292,610)
                                                                                     --------------        --------------
     Total Dividends............................................................        (18,840,774)          (17,535,112)
                                                                                     --------------        --------------
   PRIME A  SHARES:
   Net investment income .......................................................               (617)                 (598)
   Net realized gain on investments.............................................             (8,534)               (1,743)
                                                                                     --------------        --------------
     Total Dividends............................................................             (9,151)               (2,341)
                                                                                     --------------        --------------
   PRIME B SHARES:
   Net investment income .......................................................                 --                    (8)
   Net realized gain on investments.............................................             (7,365)                 (300)
                                                                                     --------------        --------------
     Total Dividends............................................................             (7,365)                 (308)
                                                                                     --------------        --------------
   BKB SHARES:
   Net investment income .......................................................            (89,163)                  N/A
   Dividends in excess of net investment income.................................               (205)                  N/A
                                                                                     --------------        --------------
     Total Dividends............................................................            (89,368)                  N/A
                                                                                     --------------        --------------
     Total Dividends to shareholders............................................        (36,294,705)          (35,054,255)
                                                                                     --------------        --------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1)..............................        462,151,006            41,755,515
                                                                                     --------------        --------------
   Net increase (decrease) in net assets........................................        491,583,864            82,476,241
                                                                                     --------------        --------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A)..............................     $1,095,445,939        $  603,862,075
                                                                                     ==============        ==============
(A) Undistributed net investment income (loss)..................................     $       (9,984)       $      148,148
                                                                                     ==============        ==============






                                                                                            STRATEGIC EQUITY FUND
                                                                                    -----------------------------------
                                                                                                YEARS ENDED
                                                                                                 OCTOBER 31,
                                                                                         2000                  1999
                                                                                    -------------         -------------

NET ASSETS AT BEGINNING OF THE PERIOD...........................................    $  80,639,286         $  67,694,596
                                                                                    -------------         -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income........................................................          697,162               626,431
   Net realized gain on investments sold........................................        3,242,360             9,902,448
   Net change in unrealized appreciation (depreciation) on investments..........       14,145,832            (8,471,056)
                                                                                    -------------         -------------
     Net increase in net assets resulting from operations.......................       18,085,354             2,057,823
                                                                                    -------------         -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income........................................................          (31,806)              (21,093)
   Dividends in excess of net investment income.................................               --                    --
   Net realized gain on investments.............................................         (925,957)               (4,996)
                                                                                    -------------         -------------
     Total Dividends............................................................         (957,763)              (26,089)
                                                                                    -------------         -------------
   RETAIL B SHARES:
   Net investment income .......................................................             (651)                   --
   Net realized gain on investments.............................................         (172,346)                 (642)
                                                                                    -------------         -------------
     Total Dividends............................................................         (172,997)                 (642)
                                                                                    -------------         -------------
   TRUST SHARES:
   Net investment income .......................................................         (653,246)             (537,251)
   Dividends in excess of net investment income.................................               --                    --
   Net realized gain on investments.............................................       (8,843,322)              (74,902)
                                                                                    -------------         -------------
     Total Dividends............................................................       (9,496,568)             (612,153)
                                                                                    -------------         -------------
   PRIME A  SHARES:
   Net investment income .......................................................              N/A                   N/A
   Net realized gain on investments.............................................              N/A                   N/A
                                                                                    -------------         -------------
     Total Dividends............................................................              N/A                   N/A
                                                                                    -------------         -------------
   PRIME B SHARES:
   Net investment income .......................................................              N/A                   N/A
   Net realized gain on investments.............................................              N/A                   N/A
                                                                                    -------------         -------------
     Total Dividends............................................................              N/A                   N/A
                                                                                    -------------         -------------
   BKB SHARES:
   Net investment income .......................................................              N/A                   N/A
   Dividends in excess of net investment income.................................              N/A                   N/A
                                                                                    -------------         -------------
     Total Dividends............................................................              N/A                   N/A
                                                                                    -------------         -------------
     Total Dividends to shareholders............................................      (10,627,328)             (638,884)
                                                                                    -------------         -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1)..............................       15,519,954            11,525,751
                                                                                    -------------         -------------
   Net increase (decrease) in net assets........................................       22,977,980            12,944,690
                                                                                    -------------         -------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A)..............................    $ 103,617,266         $  80,639,286
                                                                                    =============         =============
(A) Undistributed net investment income (loss)..................................    $      83,697         $      80,428
                                                                                    =============         =============


GALAXY EQUITY FUNDS


                                                                                          EQUITY VALUE FUND
                                                                                 ------------------------------------
                                                                                             YEARS ENDED
                                                                                              OCTOBER 31,
                                                                                      2000                  1999
                                                                                 --------------        --------------

NET ASSETS AT BEGINNING OF THE PERIOD........................................... $  570,384,032        $  512,264,110
                                                                                 --------------        --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss).................................................         93,238              (123,979)
   Net realized gain on investments sold .......................................     69,230,941            72,106,510
   Net change in unrealized appreciation (depreciation) on investments .........    (32,400,776)            2,099,234
                                                                                 --------------        --------------
     Net increase (decrease) in net assets resulting from operations............     36,923,403            74,081,765
                                                                                 --------------        --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income .......................................................       (107,490)                   --
   Dividends in excess of net investment income.................................         (1,289)                   --
   Net realized gain on investments.............................................    (34,018,274)           (8,586,482)
                                                                                 --------------        --------------
     Total Dividends............................................................    (34,127,053)           (8,586,482)
                                                                                 --------------        --------------
   RETAIL B SHARES:
   Net investment income .......................................................             --                    --
   Net realized gain on investments.............................................     (4,196,203)             (858,586)
                                                                                 --------------        --------------
     Total Dividends............................................................     (4,196,203)             (858,586)
                                                                                 --------------        --------------
   SHARES*:
   Net investment income .......................................................            N/A                   N/A
   Dividends in excess of net investment income.................................            N/A                   N/A
   Net realized gain on investments.............................................            N/A                   N/A
                                                                                 --------------        --------------
     Total Dividends............................................................            N/A                   N/A
                                                                                 --------------        --------------
   TRUST SHARES:
   Net investment income .......................................................       (379,593)                   --
   Dividends in excess of net investment income.................................         (4,551)                   --
   Net realized gain on investments.............................................    (36,588,334)           (9,364,080)
                                                                                 --------------        --------------
     Total Dividends............................................................    (36,972,478)           (9,364,080)
                                                                                 --------------        --------------

   PRIME A SHARES:
   Net investment income .......................................................            N/A                   N/A
   Net realized gain on investments.............................................            N/A                   N/A
                                                                                 --------------        --------------
     Total Dividends............................................................            N/A                   N/A
                                                                                 --------------        --------------
   PRIME B SHARES:
   Net investment income .......................................................            N/A                   N/A
   Net realized gain on investments.............................................            N/A                   N/A
                                                                                 --------------        --------------
     Total Dividends............................................................            N/A                   N/A
                                                                                 --------------        --------------
     Total Dividends to shareholders............................................    (75,295,734)          (18,809,148)
                                                                                 --------------        --------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1)..............................   (109,757,302)            2,847,305
                                                                                 --------------        --------------
   Net increase (decrease) in net assets........................................   (148,129,633)           58,119,922
                                                                                 --------------        --------------
NET  ASSETS AT END OF THE PERIOD (INCLUDING LINE A)............................. $  422,254,399        $  570,384,032
                                                                                 ==============        ==============
(A) Undistributed net investment income (loss).................................. $       (9,999)       $           --
                                                                                 ==============        ==============


---------------------------------------------------------------------

 (1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 67-68.
 (2) For the period June 1, 2000 through October 31, 2000.
   * Prior to June 26, 2000, the Growth Fund II offered only one series of shares (See Note 9).

                       SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                               EQUITY GROWTH FUND
                                                                                   ----------------------------------------
                                                                                                 YEARS ENDED
                                                                                                  OCTOBER 31,
                                                                                         2000                   1999
                                                                                   ----------------        ----------------

NET ASSETS AT BEGINNING OF THE PERIOD...........................................   $  1,556,895,532        $  1,163,399,747
                                                                                   ----------------        ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss).................................................         (2,504,025)                (80,529)
   Net realized gain on investments sold .......................................        216,840,095              93,657,340
   Net change in unrealized appreciation (depreciation) on investments .........         74,473,628             229,314,651
                                                                                   ----------------        ----------------
     Net increase (decrease) in net assets resulting from operations............        288,809,698             322,891,462
                                                                                   ----------------        ----------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income .......................................................                 --                      --
   Dividends in excess of net investment income.................................                 --                      --
   Net realized gain on investments.............................................        (26,450,852)            (24,495,721)
                                                                                   ----------------        ----------------
     Total Dividends............................................................        (26,450,852)            (24,495,721)
                                                                                   ----------------        ----------------
   RETAIL B SHARES:
   Net investment income .......................................................                 --                      --
   Net realized gain on investments.............................................         (4,536,918)             (2,777,725)
                                                                                   ----------------        ----------------
     Total Dividends............................................................         (4,536,918)             (2,777,725)
                                                                                   ----------------        ----------------
   SHARES*:
   Net investment income .......................................................                N/A                     N/A
   Dividends in excess of net investment income.................................                N/A                     N/A
   Net realized gain on investments.............................................                N/A                     N/A
                                                                                   ----------------        ----------------
     Total Dividends............................................................                N/A                     N/A
                                                                                   ----------------        ----------------
   TRUST SHARES:
   Net investment income .......................................................           (414,455)                     --
   Dividends in excess of net investment income.................................                 --                      --
   Net realized gain on investments.............................................        (61,281,119)            (63,315,181)
                                                                                   ----------------        ----------------
     Total Dividends............................................................        (61,695,574)            (63,315,181)
                                                                                   ----------------        ----------------

   PRIME A SHARES:
   Net investment income .......................................................                 --                      --
   Net realized gain on investments.............................................             (6,282)                 (1,724)
                                                                                   ----------------        ----------------
     Total Dividends............................................................             (6,282)                 (1,724)
                                                                                   ----------------        ----------------
   PRIME B SHARES:
   Net investment income .......................................................                 --                      --
   Net realized gain on investments.............................................            (14,655)                   (551)
                                                                                   ----------------        ----------------
     Total Dividends............................................................            (14,655)                   (551)
                                                                                   ----------------        ----------------
     Total Dividends to shareholders............................................        (92,704,281)            (90,590,902)
                                                                                   ----------------        ----------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1)..............................        216,753,956             161,195,225
                                                                                   ----------------        ----------------
   Net increase (decrease) in net assets........................................        412,859,373             393,495,785
                                                                                   ----------------        ----------------
NET  ASSETS AT END OF THE PERIOD (INCLUDING LINE A).............................   $  1,969,754,905        $  1,556,895,532
                                                                                   ================        ================
(A) Undistributed net investment income (loss)..................................   $        (26,682)       $        256,052
                                                                                   ================        ================






                                                                                                 GROWTH FUND II
                                                                         ---------------------------------------------------------
                                                                          PERIOD ENDED                    YEARS ENDED
                                                                           OCTOBER 31,                     OCTOBER 31,
                                                                            2000(2)                2000                  1999
                                                                         --------------        --------------        -------------

NET ASSETS AT BEGINNING OF THE PERIOD................................... $  185,327,472        $  185,476,000        $ 257,550,000
                                                                         --------------        --------------        -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income (loss).........................................       (215,936)             (826,000)            (772,000)
   Net realized gain on investments sold ...............................     11,930,494           151,646,000            4,764,000
   Net change in unrealized appreciation (depreciation) on investments .     12,444,625           (13,707,000)         (15,346,000)
                                                                         --------------        --------------        -------------
     Net increase (decrease) in net assets resulting from operations....     24,159,183           137,113,000          (11,354,000)
                                                                         --------------        --------------        -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ...............................................             --                   N/A                  N/A
   Dividends in excess of net investment income.........................             --                   N/A                  N/A
   Net realized gain on investments.....................................             --                   N/A                  N/A
                                                                         --------------        --------------        -------------
     Total Dividends....................................................             --                   N/A                  N/A
                                                                         --------------        --------------        -------------
   RETAIL B SHARES:
   Net investment income ...............................................             --                   N/A                  N/A
   Net realized gain on investments.....................................             --                   N/A                  N/A
                                                                         --------------        --------------        -------------
     Total Dividends....................................................             --                   N/A                  N/A
                                                                         --------------        --------------        -------------
   SHARES*:
   Net investment income ...............................................             --                    --                   --
   Dividends in excess of net investment income.........................             --                    --                   --
   Net realized gain on investments.....................................             --          (122,187,000)          (6,328,000)
                                                                         --------------        --------------        -------------
     Total Dividends....................................................             --          (122,187,000)          (6,328,000)
                                                                         --------------        --------------        -------------
   TRUST SHARES:
   Net investment income ...............................................             --                   N/A                  N/A
   Dividends in excess of net investment income.........................             --                   N/A                  N/A
   Net realized gain on investments.....................................             --                   N/A                  N/A
                                                                         --------------        --------------        -------------
     Total Dividends....................................................             --                   N/A                  N/A
                                                                         --------------        --------------        -------------
    PRIME A SHARES:
   Net investment income ...............................................            N/A                   N/A                  N/A
   Net realized gain on investments.....................................            N/A                   N/A                  N/A
                                                                         --------------        --------------        -------------
     Total Dividends....................................................            N/A                   N/A                  N/A
                                                                         --------------        --------------        -------------
   PRIME B SHARES:
   Net investment income ...............................................            N/A                   N/A                  N/A
   Net realized gain on investments.....................................            N/A                   N/A                  N/A
                                                                         --------------        --------------        -------------
     Total Dividends....................................................            N/A                   N/A                  N/A
                                                                         --------------        --------------        -------------
     Total Dividends to shareholders....................................             --          (122,187,000)          (6,328,000)
                                                                         --------------        --------------        -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1)......................    (57,865,723)          (15,075,000)         (54,392,000)
                                                                         --------------        --------------        -------------
   Net increase (decrease) in net assets................................    (33,706,540)             (149,000)         (72,074,000)
                                                                         --------------        --------------        -------------
NET  ASSETS AT END OF THE PERIOD (INCLUDING LINE A)..................... $  151,620,932        $  185,327,000        $ 185,476,000
                                                                         ==============        ==============        =============
(A) Undistributed net investment income (loss).......................... $       (2,277)       $           --        $      (8,000)
                                                                         ==============        ==============        =============

GALAXY EQUITY FUNDS

                                                                                                   SMALL CAP VALUE FUND
                                                                                          ------------------------------------
                                                                                                       YEARS ENDED
                                                                                                       OCTOBER 31,
                                                                                               2000                  1999
                                                                                          --------------        --------------

NET ASSETS AT BEGINNING OF THE PERIOD..................................................   $  338,139,079        $  290,165,115
                                                                                          --------------        --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
 Net investment income (loss)..........................................................        1,753,537             1,242,403
   Net realized gain (loss) on investments sold........................................       55,384,980            34,790,874
   Net realized (loss) on forward foreign currency contracts and foreign currency......               --                    --
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts...........................       16,865,022           (19,900,548)
                                                                                          --------------        --------------
     Net increase (decrease) in net assets resulting from operations...................       74,003,539            16,132,729
                                                                                          --------------        --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................................          (58,750)             (181,459)
   Net realized gain on investments....................................................       (8,365,694)           (8,121,983)
                                                                                          --------------        --------------
     Total Dividends...................................................................       (8,424,444)           (8,303,442)
                                                                                          --------------        --------------
   RETAIL B SHARES:
   Net investment income ..............................................................               --                    --
   Net realized gain on investments....................................................         (193,642)               (6,269)
                                                                                          --------------        --------------
     Total Dividends...................................................................         (193,642)               (6,269)
                                                                                          --------------        --------------
   TRUST SHARES:
   Net investment income ..............................................................       (1,367,503)           (1,192,133)
   Net realized gain on investments....................................................      (26,198,796)          (19,251,259)
                                                                                          --------------        --------------
     Total Dividends...................................................................      (27,566,299)          (20,443,392)
                                                                                          --------------        --------------
   PRIME A SHARES:
   Net investment income ..............................................................             (487)                 (549)
   Net realized gain on investments....................................................          (18,207)               (3,618)
                                                                                          --------------        --------------
     Total Dividends...................................................................          (18,694)               (4,167)
                                                                                          --------------        --------------
   PRIME B SHARES:
   Net investment income ..............................................................               --                    --
   Net realized gain on investments....................................................          (19,815)               (7,602)
                                                                                          --------------        --------------
     Total Dividends...................................................................          (19,815)               (7,602)
                                                                                          --------------        --------------
     Total Dividends to shareholders...................................................      (36,222,894)          (28,764,872)
                                                                                          --------------        --------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1).....................................       47,436,541            60,606,107
                                                                                          --------------        --------------
   Net increase in net assets..........................................................       85,217,186            47,973,964
                                                                                          --------------        --------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................................   $  423,356,265        $  338,139,079
                                                                                          ==============        ==============
(A) Undistributed net investment income (loss).........................................   $      432,214        $      130,953
                                                                                          ==============        ==============

---------------------------------------------------------------

 (1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 69-71.
 (2) The Pan Asia Fund commenced operations on September 1, 2000.
 (a) Initial investment in Retail A, Retail B and Trust Shares, which were first issued on September 1, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                                 SMALL COMPANY EQUITY FUND
                                                                                          ------------------------------------
                                                                                                      YEARS ENDED
                                                                                                       OCTOBER 31,
                                                                                               2000                  1999
                                                                                          --------------        --------------

NET ASSETS AT BEGINNING OF THE PERIOD..................................................   $  333,458,325        $  331,071,417
                                                                                          --------------        --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
 Net investment income (loss)..........................................................       (3,899,942)          (3,795,371)
   Net realized gain (loss) on investments sold........................................      120,456,546           (3,418,136)
   Net realized (loss) on forward foreign currency contracts and foreign currency......               --                    --
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts...........................           56,876            56,108,824
                                                                                          --------------        --------------
     Net increase (decrease) in net assets resulting from operations...................      116,613,480            48,895,317
                                                                                          --------------        --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................................               --                    --
   Net realized gain on investments....................................................               --                    --
                                                                                          --------------        --------------
     Total Dividends...................................................................               --                    --
                                                                                          --------------        --------------
   RETAIL B SHARES:
   Net investment income ..............................................................               --                    --
   Net realized gain on investments....................................................               --                    --
                                                                                          --------------        --------------
     Total Dividends...................................................................               --                    --
                                                                                          --------------        --------------
   TRUST SHARES:
   Net investment income ..............................................................               --                    --
   Net realized gain on investments....................................................               --                    --
                                                                                          --------------        --------------
     Total Dividends...................................................................               --                    --
                                                                                          --------------        --------------
   PRIME A SHARES:
   Net investment income ..............................................................              N/A                   N/A
   Net realized gain on investments....................................................              N/A                   N/A
                                                                                          --------------        --------------
     Total Dividends...................................................................              N/A                   N/A
                                                                                          --------------        --------------
   PRIME B SHARES:
   Net investment income ..............................................................              N/A                   N/A
   Net realized gain on investments....................................................              N/A                   N/A
                                                                                          --------------        --------------
     Total Dividends...................................................................              N/A                   N/A
                                                                                          --------------        --------------
     Total Dividends to shareholders...................................................               --                    --
                                                                                          --------------        --------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1).....................................      116,870,468           (46,508,409)
                                                                                          --------------        --------------
   Net increase in net assets..........................................................      233,483,948             2,386,908
                                                                                          --------------        --------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................................   $  566,942,273        $  333,458,325
                                                                                          ==============        ==============
(A) Undistributed net investment income (loss).........................................   $       (5,985)       $           --
                                                                                          ==============        ==============






                                                                                                 INTERNATIONAL EQUITY FUND
                                                                                          ------------------------------------
                                                                                                      YEARS ENDED
                                                                                                       OCTOBER 31,
                                                                                               2000                  1999
                                                                                          --------------        --------------

NET ASSETS AT BEGINNING OF THE PERIOD..................................................   $  593,762,099        $  412,233,003
                                                                                          --------------        --------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
 Net investment income (loss)..........................................................       19,636,398             2,242,586
   Net realized gain (loss) on investments sold........................................      116,078,204            34,349,686
   Net realized (loss) on forward foreign currency contracts and foreign currency......         (445,484)           (4,120,655)
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts...........................     (205,754,102)           94,656,598
                                                                                          --------------        --------------
     Net increase (decrease) in net assets resulting from operations...................      (70,484,984)          127,128,215
                                                                                          --------------        --------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................................         (228,709)             (216,041)
   Net realized gain on investments....................................................       (5,152,046)           (2,270,202)
                                                                                          --------------        --------------
     Total Dividends...................................................................       (5,380,755)           (2,486,243)
                                                                                          --------------        --------------
   RETAIL B SHARES:
   Net investment income ..............................................................               --                (1,893)
   Net realized gain on investments....................................................         (197,787)               (8,529)
                                                                                          --------------        --------------
     Total Dividends...................................................................         (197,787)              (10,422)
                                                                                          --------------        --------------
   TRUST SHARES:
   Net investment income ..............................................................       (4,007,069)           (2,952,897)
   Net realized gain on investments....................................................      (28,958,916)          (11,473,155)
                                                                                          --------------        --------------
     Total Dividends...................................................................      (32,965,985)          (14,426,052)
                                                                                          --------------        --------------
   PRIME A SHARES:
   Net investment income ..............................................................              (72)                  (40)
   Net realized gain on investments....................................................             (697)                 (145)
                                                                                          --------------        --------------
     Total Dividends...................................................................             (769)                 (185)
                                                                                          --------------        --------------
   PRIME B SHARES:
   Net investment income ..............................................................               --                  (226)
   Net realized gain on investments....................................................          (26,392)                 (990)
                                                                                          --------------        --------------
     Total Dividends...................................................................          (26,392)               (1,216)
                                                                                          --------------        --------------
     Total Dividends to shareholders...................................................      (38,571,688)          (16,924,118)
                                                                                          --------------        --------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1).....................................      582,801,366            71,324,999
                                                                                          --------------        --------------
   Net increase in net assets..........................................................      473,744,694           181,529,096
                                                                                          --------------        --------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................................   $1,067,506,793        $  593,762,099
                                                                                          ==============        ==============
(A) Undistributed net investment income (loss).........................................   $   17,632,385        $    3,972,887
                                                                                          ==============        ==============





                                                                                                PAN ASIA FUND
                                                                                        --------------------------
                                                                                               PERIOD ENDED
                                                                                                 OCTOBER 31,
                                                                                                   2000(2)
                                                                                               -------------

NET ASSETS AT BEGINNING OF THE PERIOD..................................................        $        30(a)
                                                                                               -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
 Net investment income (loss)..........................................................                10,916
   Net realized gain (loss) on investments sold........................................                49,697
   Net realized (loss) on forward foreign currency contracts and foreign currency......              (15,511)
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts...........................             (295,765)
                                                                                               -------------
     Net increase (decrease) in net assets resulting from operations...................             (250,663)
                                                                                               -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   RETAIL A SHARES:
   Net investment income ..............................................................                   --
   Net realized gain on investments....................................................                   --
                                                                                               -------------
     Total Dividends...................................................................                   --
                                                                                               -------------
   RETAIL B SHARES:
   Net investment income ..............................................................                   --
   Net realized gain on investments....................................................                   --
                                                                                               -------------
     Total Dividends...................................................................                   --
                                                                                               -------------
   TRUST SHARES:
   Net investment income ..............................................................                   --
   Net realized gain on investments....................................................                   --
                                                                                               -------------
     Total Dividends...................................................................                   --
                                                                                               -------------
   PRIME A SHARES:
   Net investment income ..............................................................                   --
   Net realized gain on investments....................................................                   --
                                                                                               -------------
     Total Dividends...................................................................                   --
                                                                                               -------------
   PRIME B SHARES:
   Net investment income ..............................................................                   --
   Net realized gain on investments....................................................                   --
                                                                                               -------------
     Total Dividends...................................................................                   --
                                                                                               -------------
     Total Dividends to shareholders...................................................                   --
                                                                                               -------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1).....................................            4,721,994
                                                                                               -------------
   Net increase in net assets..........................................................            4,471,331
                                                                                               -------------
NET ASSETS AT END OF THE PERIOD (INCLUDING LINE A).....................................        $   4,471,361
                                                                                               =============
(A) Undistributed net investment income (loss).........................................        $           2
                                                                                               =============


GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY

                                                                                        ASSET ALLOCATION FUND
                                                                  ----------------------------------------------------------------
                                                                                       YEARS ENDED OCTOBER 31,
                                                                               2000                                1999
                                                                  ------------------------------    ------------------------------
                                                                      SHARES           DOLLARS           SHARES           DOLLARS
                                                                  --------------   -------------    --------------    ------------


Retail A Shares:
   Sold...........................................................     2,579,720   $  47,305,338         6,738,970   $ 118,271,361
   Issued to shareholders in reinvestment of dividends............       788,753      14,178,683           928,441      16,019,107
   Repurchased....................................................    (5,522,579)   (101,120,365)       (4,817,875)    (84,133,228)
                                                                  --------------   -------------    --------------   -------------
   Net increase (decrease) in shares outstanding..................    (2,154,106)  $ (39,636,344)        2,849,536   $  50,157,240
                                                                  ==============   =============    ==============   =============
Retail B Shares:
   Sold...........................................................     1,301,411   $  23,804,097         2,215,628   $  39,055,990
   Issued to shareholders in reinvestment of dividends............       160,427       2,882,221           146,021       2,523,396
   Repurchased....................................................      (961,193)    (17,553,802)         (629,222)    (11,038,602)
                                                                  --------------   -------------    --------------   -------------
   Net increase (decrease) in shares outstanding..................       500,645   $   9,132,516         1,732,427   $  30,540,784
                                                                  ==============   =============    ==============   =============
Trust Shares:
   Sold...........................................................     3,014,706   $  55,618,018         5,748,985   $ 102,114,779
   Issued to shareholders in connection with acquisition (Note 9)      1,409,047      26,353,837                --              --
   Issued to shareholders in reinvestment of dividends............       557,331      10,035,589           613,319      10,601,826
   Repurchased....................................................    (4,706,499)    (86,042,433)       (4,035,968)    (71,793,820)
                                                                  --------------   -------------    --------------   -------------
   Net increase (decrease) in shares outstanding..................       274,585   $   5,965,011         2,326,336   $  40,922,785
                                                                  ==============   =============    ==============   =============
Prime A Shares:
   Sold...........................................................         1,711   $      30,925            17,410   $     303,889
   Issued to shareholders in reinvestment of dividends............           383           6,889               179           3,112
   Repurchased....................................................        (5,591)       (102,034)           (4,177)        (74,220)
                                                                  --------------   -------------    --------------   -------------
   Net increase (decrease) in shares outstanding..................        (3,497)  $     (64,220)           13,412   $     232,781
                                                                  ==============   =============    ==============   =============
Prime B Shares:
   Sold...........................................................         1,933   $      34,952            31,529   $     550,948
   Issued to shareholders in reinvestment of dividends............           911          16,312               494           8,523
   Repurchased....................................................        (4,119)        (76,012)           (2,695)        (48,012)
                                                                  --------------   -------------    --------------   -------------
   Net increase (decrease) in shares outstanding..................        (1,275)  $     (24,748)           29,328   $     511,459
                                                                  ==============   =============    ==============   =============
BKB Shares:
   Sold...........................................................        22,702   $     433,727               N/A             N/A
   Issued to shareholders in connection with acquisition (Note 9).     1,429,361      26,733,768               N/A             N/A
   Issued to shareholders in reinvestment of dividends............         7,547         145,799               N/A             N/A
   Repurchased....................................................      (200,113)     (3,795,037)              N/A             N/A
                                                                  --------------   -------------    --------------   -------------
   Net increase in shares outstanding.............................     1,259,497   $  23,518,257               N/A             N/A
                                                                  ==============   =============    ==============   =============


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                           EQUITY INCOME FUND
                                                                   ---------------------------------------------------------------
                                                                                        YEARS ENDED OCTOBER 31,
                                                                                2000                             1999
                                                                   ------------------------------   ------------------------------
                                                                        SHARES         DOLLARS         SHARES          DOLLARS
                                                                   --------------   -------------   -------------    -------------
Retail A Shares:
   Sold..........................................................         958,360   $  16,428,496       1,338,664    $  26,175,419
   Issued to shareholders in reinvestment of dividends...........       1,980,936      32,637,007       1,117,084       21,026,250
   Repurchased...................................................      (3,236,125)    (55,051,171)     (2,099,686)     (41,266,164)
                                                                   --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.................        (296,829)  $  (5,985,668)        356,062    $   5,935,505
                                                                   ==============   =============   =============    =============
Retail B Shares:
   Sold..........................................................          72,807   $   1,238,538         173,216    $   3,330,934
   Issued to shareholders in reinvestment of dividends...........          32,655         529,408           1,006           18,467
   Repurchased...................................................         (45,524)       (761,426)         (7,328)        (138,311)
                                                                   --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.................          59,938   $   1,006,520         166,894    $   3,211,090
                                                                   ==============   =============   =============    =============
Trust Shares:
   Sold..........................................................         625,334   $  10,533,826         605,220    $  11,824,496
   Issued to shareholders in connection with acquisition (Note 9)              --              --              --               --
   Issued to shareholders in reinvestment of dividends...........         700,462      11,558,987         416,735        7,623,489
   Repurchased...................................................      (1,517,449)    (25,673,834)     (1,334,883)     (25,937,232)
                                                                   --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.................        (191,653)  $  (3,581,021)       (312,928)   $  (6,489,247)
                                                                   ==============   =============   =============    =============
Prime A Shares:
   Sold..........................................................             N/A             N/A             N/A              N/A
   Issued to shareholders in reinvestment of dividends...........             N/A             N/A             N/A              N/A
   Repurchased...................................................             N/A             N/A             N/A              N/A
                                                                   --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.................             N/A             N/A             N/A              N/A
                                                                   ==============   =============   =============    =============
Prime B Shares:
   Sold..........................................................             N/A             N/A             N/A              N/A
   Issued to shareholders in reinvestment of dividends...........             N/A             N/A             N/A              N/A
   Repurchased...................................................             N/A             N/A             N/A              N/A
                                                                   --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.................             N/A             N/A             N/A              N/A
                                                                   ==============   =============   =============    =============
BKB Shares:
   Sold..........................................................             N/A             N/A             N/A              N/A
   Issued to shareholders in connection with acquisition (Note 9)             N/A             N/A             N/A              N/A
   Issued to shareholders in reinvestment of dividends...........             N/A             N/A             N/A              N/A
   Repurchased...................................................             N/A             N/A             N/A              N/A
                                                                   --------------   -------------   -------------    -------------
   Net increase in shares outstanding............................             N/A             N/A             N/A              N/A
                                                                   ==============   =============   =============    =============




                                                                                        GROWTH AND INCOME FUND
                                                                   ---------------------------------------------------------------
                                                                                       YEARS ENDED OCTOBER 31,
                                                                                2000                              1999
                                                                   ------------------------------   ------------------------------
                                                                      SHARES           DOLLARS         SHARES           DOLLARS
                                                                   -------------    -------------   -------------    -------------
Retail A Shares:
   Sold..........................................................      1,887,797    $  29,601,482       2,434,191    $  39,277,116
   Issued to shareholders in reinvestment of dividends...........        891,659       13,274,185         943,079       14,154,903
   Repurchased...................................................     (4,025,598)     (63,550,391)     (3,254,588)     (52,667,374)
                                                                   -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.................     (1,246,142)   $ (20,674,724)        122,682          764,645
                                                                   =============    =============   =============    =============
Retail B Shares:
   Sold..........................................................        485,103    $   7,617,109         640,709    $  10,392,695
   Issued to shareholders in reinvestment of dividends...........        236,117        3,489,755         213,284        3,188,793
   Repurchased...................................................       (830,683)     (13,019,063)       (519,908)      (8,355,288)
                                                                   -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.................       (109,463)   $  (1,912,199)        334,085    $   5,226,200
                                                                   =============    =============   =============    =============
Trust Shares:
   Sold..........................................................      7,697,859    $ 122,036,538       5,028,472    $  82,183,977
   Issued to shareholders in connection with acquisition (Note 9)     22,946,452      368,267,602              --               --
   Issued to shareholders in reinvestment of dividends...........      1,156,996       17,303,773       1,023,222       16,323,263
   Repurchased...................................................     (9,807,884)    (156,886,556      (3,807,714)     (63,026,313)
                                                                   -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.................     21,993,423    $ 350,721,357       2,243,980    $  35,480,927
                                                                   =============    =============   =============    =============
Prime A Shares:
   Sold..........................................................             --    $          --           9,535    $     155,747
   Issued to shareholders in reinvestment of dividends...........            430            6,425             341            5,154
   Repurchased...................................................           (323)          (5,124)           (484)          (7,970)
                                                                   -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.................            107    $       1,301           9,392    $     152,931
                                                                   =============    =============   =============    =============
Prime B Shares:
   Sold..........................................................            490    $       7,022           8,603    $     138,816
   Issued to shareholders in reinvestment of dividends...........            401            5,964              20              307
   Repurchased...................................................         (1,070)         (17,146)           (516)          (8,311)
                                                                   -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding.................           (179)   $      (4,160)          8,107    $     130,812
                                                                   =============    =============   =============    =============
BKB Shares:
   Sold..........................................................        182,845    $   2,830,470             N/A    $         N/A
   Issued to shareholders in connection with acquisition (Note 9)      9,313,418      149,471,040             N/A              N/A
   Issued to shareholders in reinvestment of dividends...........          5,213           87,579             N/A              N/A
   Repurchased...................................................     (1,132,140)     (18,369,658)            N/A              N/A
                                                                   -------------    -------------   -------------    -------------
   Net increase in shares outstanding............................      8,369,336    $ 134,019,431             N/A    $         N/A
                                                                   =============    =============   =============    =============


GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                                       STRATEGIC EQUITY FUND
                                                                ------------------------------------------------------------------
                                                                                      YEARS ENDED OCTOBER 31,
                                                                              2000                               1999
                                                                -------------------------------    -------------------------------
                                                                    SHARES           DOLLARS           SHARES            DOLLARS
                                                                --------------    -------------    --------------    -------------
Retail A Shares:
   Sold.....................................................           209,715    $   1,981,206           521,862    $   5,532,236
   Issued to shareholders in reinvestment of dividends......           111,720          943,323             2,248           26,010
   Repurchased..............................................          (340,711)      (3,193,212)         (112,927)      (1,186,925)
                                                                --------------    -------------    --------------    -------------
   Net increase (decrease) in shares outstanding............           (19,276)   $    (268,683)          411,183    $   4,371,321
                                                                ==============    =============    ==============    =============
Retail B Shares:
   Sold.....................................................            51,391    $     473,617           100,197    $   1,083,391
   Issued to shareholders in reinvestment of dividends......            20,488          170,897                66              641
   Repurchased..............................................           (58,914)        (547,648)          (23,924)        (240,922)
                                                                --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................            12,965    $      96,866            76,339    $     843,110
                                                                ==============    =============    ==============    =============
Trust Shares:
   Sold.....................................................           742,351    $   7,218,111           621,301    $   6,208,177
    Issued to shareholders in reinvestment of dividends.....         1,104,158        9,332,817            56,785          602,374
   Repurchased..............................................           (95,755)        (859,157)          (45,271)        (499,231)
                                                                --------------    -------------    --------------    -------------
   Net increase (decrease) in shares outstanding............         1,750,754    $  15,691,771           632,815    $   6,311,320
                                                                ==============    =============    ==============    =============
Prime A Shares:
   Sold.....................................................               N/A              N/A               N/A              N/A
   Issued to shareholders in reinvestment of dividends......               N/A              N/A               N/A              N/A
   Repurchased..............................................               N/A              N/A               N/A              N/A
                                                                --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................               N/A              N/A               N/A              N/A
                                                                ==============    =============    ==============    =============
Prime B Shares:
   Sold.....................................................               N/A              N/A               N/A              N/A
   Issued to shareholders in reinvestment of dividends......               N/A              N/A               N/A              N/A
   Repurchased..............................................               N/A              N/A               N/A              N/A
                                                                --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................               N/A              N/A               N/A              N/A
                                                                ==============    =============    ==============    =============


                       SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                       EQUITY VALUE FUND
                                                               ---------------------------------------------------------------
                                                                                    YEARS ENDED OCTOBER 31,
                                                                            2000                             1999
                                                               ------------------------------   ------------------------------
                                                                   SHARES           DOLLARS         SHARES          DOLLARS
                                                               --------------   -------------   -------------    -------------
Retail A Shares:
   Sold.....................................................        1,728,851   $  29,261,150       2,433,370    $  45,762,951
   Issued to shareholders in reinvestment of dividends......        2,131,292      33,550,464         484,075        8,453,667
   Repurchased..............................................       (4,689,038)    (79,013,910)     (3,013,975)     (56,515,286)
                                                               --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............         (828,895)  $ (16,202,296)        (96,530)   $  (2,298,668)
                                                               ==============   =============   =============    =============
Retail B Shares:
   Sold.....................................................          268,449   $   4,465,426         441,934    $   8,314,738
   Issued to shareholders in reinvestment of dividends......          269,268       4,179,043          49,076          854,307
   Repurchased..............................................         (424,451)     (6,977,572)       (182,489)      (3,409,825)
                                                               --------------   -------------   -------------    -------------
   Net increase in shares outstanding.......................          113,266   $   1,666,897         308,521    $   5,759,220
                                                               ==============   =============   =============    =============
Trust Shares:
   Sold.....................................................        1,975,116   $  33,480,334       3,627,023    $  69,099,037
    Issued to shareholders in reinvestment of dividends.....        2,000,279      31,632,032         431,433        7,684,111
   Repurchased..............................................       (9,689,393)   (160,334,269)     (4,154,201)     (77,396,395)
                                                               --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............       (5,713,998)  $ (95,221,903)        (95,745)   $    (613,247)
                                                               ==============   =============   =============    =============
Prime A Shares:
   Sold.....................................................              N/A             N/A             N/A              N/A
   Issued to shareholders in reinvestment of dividends......              N/A             N/A             N/A              N/A
   Repurchased..............................................              N/A             N/A             N/A              N/A
                                                               --------------   -------------   -------------    -------------
   Net increase in shares outstanding.......................              N/A             N/A             N/A              N/A
                                                               ==============   =============   =============    =============
Prime B Shares:
   Sold.....................................................              N/A             N/A             N/A              N/A
   Issued to shareholders in reinvestment of dividends......              N/A             N/A             N/A              N/A
   Repurchased..............................................              N/A             N/A             N/A              N/A
                                                               --------------   -------------   -------------    -------------
   Net increase in shares outstanding.......................              N/A             N/A             N/A              N/A
                                                               ==============   =============   =============    =============




                                                                                     EQUITY GROWTH FUND
                                                               ---------------------------------------------------------------
                                                                                   YEARS ENDED OCTOBER 31,
                                                                            2000                             1999
                                                               ------------------------------   ------------------------------
                                                                   SHARES          DOLLARS          SHARES          DOLLARS
                                                               -------------    -------------   -------------    -------------
Retail A Shares:
   Sold.....................................................       7,519,256    $ 238,925,931       4,204,098    $ 114,977,854
   Issued to shareholders in reinvestment of dividends......         914,140       25,985,381         976,169       24,158,813
   Repurchased..............................................      (5,773,778)    (184,920,733)     (2,662,892)     (72,719,333)
                                                               -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............       2,659,618    $  79,990,579       2,517,375    $  66,417,334
                                                               =============    =============   =============    =============
Retail B Shares:
   Sold.....................................................       1,936,018    $  59,549,719       1,291,210    $  34,935,971
   Issued to shareholders in reinvestment of dividends......         162,849        4,504,837         112,861        2,738,197
   Repurchased..............................................        (454,523)     (13,961,559)       (315,473)      (8,517,659)
                                                               -------------    -------------   -------------    -------------
   Net increase in shares outstanding.......................       1,644,344    $  50,092,997       1,088,598    $  29,156,509
                                                               =============    =============   =============    =============
Trust Shares:
   Sold.....................................................       8,460,181    $ 270,618,606       6,246,300    $ 174,347,614
    Issued to shareholders in reinvestment of dividends.....       1,820,461       52,108,813       2,140,810       53,167,673
   Repurchased..............................................      (7,417,380)    (236,242,243)     (5,924,861)    (162,227,177)
                                                               -------------    -------------   -------------    -------------
   Net increase (decrease) in shares outstanding............       2,863,262    $  86,485,176       2,462,249    $  65,288,110
                                                               =============    =============   =============    =============
Prime A Shares:
   Sold.....................................................             527    $      16,915           3,655    $      99,300
   Issued to shareholders in reinvestment of dividends......             221            6,282              73            1,711
   Repurchased..............................................             (25)            (747)            (46)          (1,323)
                                                               -------------    -------------   -------------    -------------
   Net increase in shares outstanding.......................             723    $      22,450           3,682    $      99,688
                                                               =============    =============   =============    =============
Prime B Shares:
   Sold.....................................................           5,310    $     156,601           8,512    $     233,056
   Issued to shareholders in reinvestment of dividends......             453           12,809              21              528
   Repurchased..............................................            (220)          (6,656)             --               --
                                                               -------------    -------------   -------------    -------------
   Net increase in shares outstanding.......................           5,543    $     162,754           8,533    $     233,584
                                                               =============    =============   =============    =============


GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                       GROWTH FUND II
                                                      -----------------------------------------------------------------------------
                                                        PERIOD ENDED OCTOBER 31,                  YEARS ENDED MAY 31,
                                                               2000(1)                     2000                      1999
                                                      -------------------------  -----------------------   ------------------------
                                                        SHARES       DOLLARS      SHARES      DOLLARS        SHARES     DOLLARS
                                                      -----------   -----------  ----------- ------------  ----------- ------------

Retail A Shares:
   Sold...............................................  2,821,837  $ 40,189,135          N/A          N/A          N/A          N/A
   Issued to shareholders in reinvestment of dividends         --            --          N/A          N/A          N/A          N/A
   Repurchased........................................ (2,710,273)  (38,892,355)         N/A          N/A          N/A          N/A
                                                      -----------  ------------  ----------- ------------  ----------- ------------
   Net increase (decrease) in shares outstanding......    111,564  $  1,296,780          N/A          N/A          N/A          N/A
                                                      ===========  ============  =========== ============  =========== ============
Retail B Shares:
   Sold...............................................     48,182  $    691,110          N/A          N/A          N/A          N/A
   Issued to shareholders in reinvestment of dividends         --            --          N/A          N/A          N/A          N/A
   Repurchased........................................     (1,323)      (19,223)         N/A          N/A          N/A          N/A
                                                      -----------  ------------  ----------- ------------  ----------- ------------
   Net increase (decrease) in shares outstanding......     46,859  $    671,887          N/A          N/A         N/A           N/A
                                                      ===========  ============  =========== ============  =========== ============
Shares**:
   Sold...............................................  1,475,575  $ 19,500,013   14,007,000 $212,676,000   16,196,000 $181,224,000
   Issued to shareholders in reinvestment of dividends         --            --    4,642,000   68,726,000      417,000    4,590,000
   Repurchased........................................ (1,890,092)  (25,475,844) (19,458,000)(296,477,000)*(21,152,000)(240,206,000)
                                                      -----------  ------------  ----------- ------------  ----------- ------------
   Net increase (decrease) in shares outstanding......   (414,517) $ (5,975,831)    (809,000)$(15,075,000)  (4,539,000)$(54,392,000)
                                                      ===========  ============  =========== ============  =========== ============
Trust Shares:
   Sold...............................................    396,131  $  5,660,929         N/A          N/A          N/A           N/A
   Issued to shareholders in reinvestment of dividends         --            --         N/A          N/A          N/A           N/A
   Repurchased........................................ (3,780,091)  (56,116,909)        N/A          N/A          N/A           N/A
                                                      -----------  ------------  ----------- ------------  ----------- ------------
   Net increase (decrease) in shares outstanding...... (3,383,960) $(50,455,980)        N/A          N/A          N/A           N/A
                                                      ===========  ============  =========== ============  =========== ============
Prime A Shares:
   Sold...............................................        N/A           N/A         N/A          N/A          N/A           N/A
   Issued to shareholders in reinvestment of dividends        N/A           N/A         N/A          N/A          N/A           N/A
   Repurchased........................................        N/A           N/A         N/A          N/A          N/A           N/A
                                                      -----------  ------------  ----------- ------------  ----------- ------------
   Net increase (decrease) in shares outstanding......        N/A           N/A         N/A           N/A         N/A           N/A
                                                      ===========  ============  =========== ============  =========== ============
Prime B Shares:
   Sold...............................................        N/A           N/A          N/A          N/A         N/A           N/A
   Issued to shareholders in reinvestment of dividends        N/A           N/A          N/A          N/A         N/A           N/A
   Repurchased........................................        N/A           N/A          N/A          N/A         N/A           N/A
                                                      -----------  ------------  ----------- ------------  ----------- ------------
   Net increase (decrease) in shares outstanding......        N/A           N/A          N/A          N/A         N/A           N/A
                                                      ===========  ============  =========== ============  =========== ============
BKB Shares:
   Sold...............................................    518,736  $  7,855,781          N/A          N/A         N/A           N/A
   Repurchased........................................   (750,483)  (11,258,360)         N/A          N/A         N/A           N/A
                                                      -----------  ------------  ----------- ------------  ----------- ------------
   Net (decrease) in shares outstanding...............   (231,747) $ (3,402,579)         N/A          N/A         N/A           N/A
                                                      ===========  ============  =========== ============  =========== ============




---------------------------------------------------------------------

 * Includes redemptions of $69,327,239 as a result of the redemption in kind on April 10, 2000.

 ** Prior to June 26, 2000, the Growth Fund IIoffered only one series of shares, which are included in these balances (See Note 9).
 (1) For the period June 1, 2000 through October 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.



                                                                               SMALL CAP VALUE FUND
                                                        ---------------------------------------------------------------
                                                                              YEARS ENDED OCTOBER 31,
                                                                     2000                             1999
                                                        ------------------------------   ------------------------------
                                                            SHARES          DOLLARS         SHARES           DOLLARS
                                                        --------------   -------------   -------------    -------------
Retail A Shares:
   Sold...............................................       2,092,115   $  28,746,130       1,438,795    $  19,008,974
   Issued to shareholders in reinvestment of dividends         668,257       8,255,796         648,595        8,277,731
   Repurchased........................................      (2,852,488)    (38,935,986)     (2,345,235)     (30,861,975)
                                                        --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding......         (92,116)     (1,934,060)       (257,845)   $  (3,575,270)
                                                        ==============   =============   =============    =============
Retail B Shares:
   Sold...............................................          85,930   $   1,149,205         132,583    $   1,771,843
   Issued to shareholders in reinvestment of dividends          15,748         194,023             487            6,178
   Repurchased........................................         (27,049)       (361,874)         (6,809)         (87,689)
                                                        --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding......          74,629   $     981,354         126,261    $   1,690,332
                                                        ==============   =============   =============    =============
Shares**:
   Sold...............................................             N/A             N/A             N/A              N/A
   Issued to shareholders in reinvestment of dividends             N/A             N/A             N/A              N/A
   Repurchased........................................             N/A             N/A             N/A              N/A
                                                        --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding......             N/A             N/A             N/A              N/A
                                                        ==============   =============   =============    =============
Trust Shares:
   Sold...............................................       7,216,851   $  99,197,730       8,188,452    $ 109,425,380
   Issued to shareholders in reinvestment of dividends       1,730,729      21,586,955       1,235,136       15,839,896
   Repurchased........................................      (5,331,805)    (72,356,709)     (4,764,801)     (63,150,650)
                                                        --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding......       3,615,775   $  48,427,976       4,658,787    $  62,114,626
                                                        ==============   =============   =============    =============
Prime A Shares:
   Sold...............................................             186   $       2,363          15,569    $     208,140
   Issued to shareholders in reinvestment of dividends           1,314          16,348             153            1,965
   Repurchased........................................          (1,708)        (22,568)         (2,335)        (31,567)
                                                        --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding......            (208)         (3,857)         13,387    $     178,538
                                                        ==============   =============   =============    =============
Prime B Shares:
   Sold...............................................           1,844   $      25,456          15,302    $     207,595
   Issued to shareholders in reinvestment of dividends           1,605          19,815             594            7,596
   Repurchased........................................          (6,099)        (80,143)         (1,298)         (17,310)
                                                        --------------   -------------   -------------    -------------
   Net increase (decrease) in shares outstanding......          (2,650)  $     (34,872)         14,598    $     197,881
                                                        ==============   =============   =============    =============
BKB Shares:
   Sold...............................................             N/A             N/A             N/A              N/A
   Repurchased........................................             N/A             N/A             N/A              N/A
                                                        --------------   -------------   -------------    -------------
   Net (decrease) in shares outstanding...............             N/A             N/A             N/A              N/A
                                                        ==============   =============   =============    =============






                                                                            SMALL COMPANY EQUITY FUND
                                                        --------------------------------------------------------------
                                                                             YEARS ENDED OCTOBER 31,
                                                                     2000                              1999
                                                        ------------------------------   -----------------------------
                                                           SHARES           DOLLARS         SHARES          DOLLARS
                                                        ------------     -------------   ------------    -------------
Retail A Shares:
   Sold...............................................    28,229,809     $ 656,174,397     22,169,167    $ 325,325,171
   Issued to shareholders in reinvestment of dividends            --                --             --        --
   Repurchased........................................   (28,076,741)     (653,452,707)   (23,587,237)    (347,667,128)
                                                        ------------     -------------   ------------    -------------
   Net increase (decrease) in shares outstanding......       153,068     $   2,721,690     (1,418,070)   $ (22,341,957)
                                                        ============     =============   ============    =============
Retail B Shares:
   Sold...............................................     1,051,953     $  21,391,880      2,388,029    $  34,581,558
   Issued to shareholders in reinvestment of dividends            --                --             --               --
   Repurchased........................................      (952,162)      (18,637,553)    (2,528,697)     (36,619,640)
                                                        ------------     -------------   ------------    -------------
   Net increase (decrease) in shares outstanding......        99,791     $   2,754,327       (140,668)   $  (2,038,082)
                                                        ============     =============   ============    =============
Shares**:
   Sold...............................................           N/A               N/A            N/A              N/A
   Issued to shareholders in reinvestment of dividends           N/A               N/A            N/A              N/A
   Repurchased........................................           N/A               N/A            N/A              N/A
                                                        ------------     -------------   ------------    -------------
   Net increase (decrease) in shares outstanding......           N/A               N/A            N/A              N/A
                                                        ============     =============   ============    =============
Trust Shares:
   Sold...............................................    14,169,687     $ 349,860,617     13,075,068    $ 197,458,863
   Issued to shareholders in reinvestment of dividends            --                --             --               --
   Repurchased........................................    (9,835,449)     (238,466,166)   (14,555,648)    (219,587,233)
                                                        ------------     -------------   ------------    -------------
   Net increase (decrease) in shares outstanding......     4,334,238     $ 111,394,451     (1,480,580)   $ (22,128,370)
                                                        ============     =============   ============    =============
Prime A Shares:
   Sold...............................................           N/A               N/A            N/A              N/A
   Issued to shareholders in reinvestment of dividends           N/A               N/A            N/A              N/A
   Repurchased........................................           N/A               N/A            N/A              N/A
                                                        ------------     -------------   ------------    -------------
   Net increase (decrease) in shares outstanding......           N/A               N/A            N/A              N/A
                                                        ============     =============   ============    =============
Prime B Shares:
   Sold...............................................           N/A               N/A            N/A              N/A
   Issued to shareholders in reinvestment of dividends           N/A               N/A            N/A              N/A
   Repurchased........................................           N/A               N/A            N/A              N/A
                                                        ------------     -------------   ------------    -------------
   Net increase (decrease) in shares outstanding......           N/A               N/A            N/A              N/A
                                                        ============     =============   ============    =============
BKB Shares:
   Sold...............................................           N/A               N/A            N/A              N/A
   Repurchased........................................           N/A               N/A            N/A              N/A
                                                        ------------     -------------   ------------    -------------
   Net (decrease) in shares outstanding...............           N/A               N/A            N/A              N/A
                                                        ============     =============   ============    =============




GALAXY EQUITY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS --
CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                                    INTERNATIONAL EQUITY FUND

                                                               ------------------------------------------------------------------
                                                                                     YEARS ENDED OCTOBER 31,
                                                                             2000                               1999
                                                               -------------------------------    -------------------------------
                                                                   SHARES           DOLLARS           SHARES            DOLLARS
                                                               --------------    -------------    --------------    -------------
Retail A Shares:
   Sold.....................................................       16,313,471    $ 356,102,622         3,393,407    $  63,996,029
   Issued to shareholders in reinvestment of dividends......          241,653        5,261,364           142,822        2,371,667
   Repurchased..............................................      (14,646,857)    (322,790,275)       (3,226,391)     (60,811,773)
                                                               --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................        1,908,267    $  38,573,711           309,838    $   5,555,923
                                                               ==============    =============    ==============    =============
Retail B Shares:
   Sold.....................................................          839,324    $  18,559,240         2,792,826    $  52,822,549
   Issued to shareholders in reinvestment of dividends......            5,380          117,762                73            1,254
   Repurchased..............................................         (519,670)     (11,280,032)       (2,687,674)     (51,002,543)
                                                               --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................          325,034    $   7,396,970           105,225    $   1,821,260
                                                               ==============    =============    ==============    =============
Trust Shares:
   Sold.....................................................       33,253,547    $ 736,562,680        17,587,176    $ 339,364,891
   Issued in connection with acquisition (Note 9)...........       16,286,179      367,482,963                --               --
   Issued to shareholders in reinvestment of dividends......          872,560       19,308,786           484,004        8,378,059
   Repurchased..............................................      (27,871,760)    (615,328,984)      (14,718,280)    (284,220,019)
                                                               --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................       22,540,526    $ 508,025,445         3,352,900    $  63,522,931
                                                               ==============    =============    ==============    =============
Prime A Shares:
   Sold.....................................................              108    $       2,364               815    $      14,519
   Issued to shareholders in reinvestment of dividends......               35              768                33              566
   Repurchased..............................................               --               --              (264)          (4,960)
                                                               --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................              143    $       3,132               584    $      10,125
                                                               ==============    =============    ==============    =============
Prime B Shares:
   Sold.....................................................            3,578    $      79,415            22,188    $     418,549
   Issued to shareholders in reinvestment of dividends......              221            4,796                71            1,217
   Repurchased..............................................             (818)         (18,499)             (273)          (5,006)
                                                               --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................            2,981    $      65,712            21,986    $     414,760
                                                               ==============    =============    ==============    =============
BKB Shares:
   Sold.....................................................        3,560,477    $  73,928,132               N/A    $         N/A
   Issued in connection with acquisition (Note 9)...........        1,192,870       26,916,037               N/A              N/A
   Repurchased..............................................       (3,444,499)     (72,107,773)              N/A              N/A
                                                               --------------    -------------    --------------    -------------
   Net increase in shares outstanding.......................        1,308,848    $  28,736,396               N/A    $         N/A
                                                               ==============    =============    ==============    =============



---------------------------------------------------

* The Pan Asia Fund commenced operations on September 1, 2000.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       PAN ASIA FUND

                                                              ------------------------------
                                                                 PERIOD ENDED OCTOBER 31,
                                                                           2000*
                                                              ------------------------------
                                                                  SHARES           DOLLARS
                                                              --------------   -------------
Retail A Shares:
   Sold.....................................................          21,471   $     203,357
   Issued to shareholders in reinvestment of dividends......              --              --
   Repurchased..............................................            (186)         (1,776)
                                                              --------------   -------------
   Net increase in shares outstanding.......................          21,285   $     201,581
                                                              ==============   =============
Retail B Shares:
   Sold.....................................................           2,229   $      21,840
   Issued to shareholders in reinvestment of dividends......              --              --
   Repurchased..............................................            (151)         (1,446)
                                                              --------------   -------------
   Net increase in shares outstanding.......................           2,078   $      20,394
                                                              ==============   =============
Trust Shares:
   Sold.....................................................         449,501   $   4,494,999
   Issued in connection with acquisition (Note 9)...........              --              --
   Issued to shareholders in reinvestment of dividends......              --              --
   Repurchased..............................................              --              --
                                                              --------------   -------------
   Net increase in shares outstanding.......................         449,501   $   4,494,999
                                                              ==============   =============
Prime A Shares:
   Sold.....................................................             257   $       2,510
   Issued to shareholders in reinvestment of dividends......              --              --
   Repurchased..............................................              --              --
                                                              --------------   -------------
   Net increase in shares outstanding.......................             257   $       2,510
                                                              ==============   =============
Prime B Shares:
   Sold.....................................................             257   $       2,510
   Issued to shareholders in reinvestment of dividends......              --              --
   Repurchased..............................................              --              --
                                                              --------------   -------------
   Net increase in shares outstanding.......................             257   $       2,510
                                                              ==============   =============
BKB Shares:
   Sold.....................................................             N/A             N/A
   Issued in connection with acquisition (Note 9)...........             N/A             N/A
   Repurchased..............................................             N/A             N/A
                                                              --------------   -------------
   Net increase in shares outstanding.......................             N/A             N/A
                                                              ==============   =============



ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                     INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                -----------------------------------------  -------------------------------------------


                                                 NET                                                                       NET
                       NET                    REALIZED AND                  DIVIDENDS    DISTRIBUTIONS                   INCREASE
                   ASSET VALUE,     NET        UNREALIZED     TOTAL FROM    FROM NET         FROM                       (DECREASE)
                    BEGINNING   INVESTMENT   GAIN (LOSS) ON   INVESTMENT   INVESTMENT    NET REALIZED       TOTAL         IN NET
                    OF PERIOD    INCOME(B)     INVESTMENTS    OPERATIONS     INCOME      CAPITAL GAINS   DISTRIBUTIONS  ASSET VALUE
                  ------------  -----------  --------------   -----------  -----------  --------------   -------------  -----------
 RETAIL A
 10/31/00          $  17.74      $  0.37(2)     $  1.36       $  1.73      $  (0.37)     $  (0.31)         $  (0.68)      $  1.05
 10/31/99             16.95         0.37           1.21          1.58         (0.36)        (0.43)            (0.79)         0.79
 10/31/98             16.46         0.38           1.72          2.10         (0.40)        (1.21)            (1.61)         0.49
 10/31/97             14.52         0.40           2.43          2.83         (0.38)        (0.51)            (0.89)         1.94
 10/31/96             12.82         0.30           1.83          2.13         (0.30)        (0.13)            (0.43)         1.70

 RETAIL B
 10/31/00             17.70         0.24(2)        1.36          1.60         (0.25)        (0.31)            (0.56)         1.04
 10/31/99             16.92         0.25           1.21          1.46         (0.25)        (0.43)            (0.68)         0.78
 10/31/98             16.43         0.29           1.71          2.00         (0.30)        (1.21)            (1.51)         0.49
 10/31/97             14.51         0.29           2.42          2.71         (0.28)        (0.51)            (0.79)         1.92
 10/31/96(1)          13.59         0.13           0.91          1.04         (0.12)          --              (0.12)         0.92

 TRUST
 10/31/00             17.73         0.41(2)        1.36          1.77         (0.41)        (0.31)            (0.72)         1.05
 10/31/99             16.96         0.40           1.20          1.60         (0.40)        (0.43)            (0.83)         0.77
 10/31/98             16.47         0.42           1.71          2.13         (0.43)        (1.21)            (1.64)         0.49
 10/31/97             14.53         0.43           2.42          2.85         (0.40)        (0.51)            (0.91)         1.94
 10/31/96             12.83         0.33           1.83          2.16         (0.33)        (0.13)            (0.46)         1.70

 PRIME A
 10/31/00             17.73         0.39(2)        1.36          1.75         (0.40)        (0.31)            (0.71)         1.04
 10/31/99(1)          16.95         0.44           1.17          1.61         (0.40)        (0.43)            (0.83)         0.78

 PRIME B
 10/31/00             17.71         0.26(2)        1.35          1.61         (0.26)        (0.31)            (0.57)         1.04
 10/31/99(1)          16.95         0.29           1.19          1.48         (0.29)        (0.43)            (0.72)         0.76

 BKB
 10/31/00(1)          18.70         0.17(2)        0.01          0.18         (0.11)          --              (0.11)         0.07


----------------------------------------------

 *   Annualized.
 **  Not Annualized.
 (1) The Fund began issuing Retail B Shares on March 4, 1996, Prime A and Prime B Shares on November 1, 1998 and BKBShares on June
     19, 2000.
 (2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B
     Shares.
 (B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or
     Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.37(2), $0.37, $0.38,
     $0.40 and $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 were $0.24(2), $0.25, $0.29, $0.28 and $0.12, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.41(2), $0.40, $0.42, $0.43 and $0.33, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or
     Administrator for Prime A Shares for the years ended October 31, 2000 and 1999 were $0.37(2) and $0.41, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or
     Administrator for Prime B Shares for the years ended October 31, 2000 and 1999 were $0.23(2) and $0.26, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or
     Administrator for BKB Shares for the period ended October 31, 2000 was $0.16(2).




                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       -------------------------------------------------


                                                                   RATIO OF NET       RATIO OF        RATIO OF
                                                                    INVESTMENT        OPERATING       OPERATING
                                                                      INCOME           EXPENSES        EXPENSES
                                                    NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
                NET ASSET VALUE,                   END OF PERIOD   REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
                 END OF PERIOD   TOTAL RETURN(A)    (IN 000'S)         WAIVER           WAIVER          WAIVER        TURNOVER RATE
                ---------------  --------------    -------------  ---------------- --------------  ---------------- ----------------
 RETAIL A
 10/31/00         $  18.79            9.98%         $  371,590          2.01%           1.29%           1.29%              59%
 10/31/99            17.74            9.53%            389,077          2.11%           1.32%           1.32%             135%
 10/31/98            16.95           13.85%            323,498          2.43%           1.33%           1.33%             108%
 10/31/97            16.46           20.23%            177,239          2.66%           1.37%           1.37%              58%
 10/31/96            14.52           16.92%            116,852          2.29%           1.42%           1.42%              48%

 RETAIL B
 10/31/00            18.74            9.20%            105,980          1.31%           1.99%           1.99%              59%
 10/31/99            17.70            8.76%             91,199          1.43%           2.00%           2.00%             135%
 10/31/98            16.92           13.14%             57,876          1.77%           1.99%           1.99%             108%
 10/31/97            16.43           19.34%             30,688          1.95%           2.10%           2.19%              58%
 10/31/96(1)         14.51            7.71%**            3,557          1.73%*          1.95%*          2.15%*             48%

 TRUST
 10/31/00            18.78           10.21%            290,970          2.21%           1.09%           1.09%              59%
 10/31/99            17.73            9.63%            269,851          2.31%           1.12%           1.12%             135%
 10/31/98            16.96           14.05%            218,666          2.63%           1.13%           1.13%             108%
 10/31/97            16.47           20.42%            171,741          2.82%           1.21%           1.22%              58%
 10/31/96            14.53           17.19%            123,603          2.52%           1.19%           1.21%              48%

 PRIME A
 10/31/00            18.77           10.15%                186          2.15%           1.15%           1.30%              59%
 10/31/99(1)         17.73            9.72%                238          2.27%           1.16%           1.29%             135%

 PRIME B
 10/31/00            18.75            9.29%                526          1.41%           1.89%           2.06%              59%
 10/31/99(1)         17.71            8.91%                519          1.53%           1.90%           2.08%             135%

 BKB
 10/31/00(1)         18.77            0.96%**           23,642          2.33%*          0.97%*          1.10%*             59%


EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                              INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS

                             -------------------------------------     --------------------------------------


                                             NET
                   NET                    REALIZED AND                  DIVIDENDS    DISTRIBUTIONS                      NET
               ASSET VALUE,     NET        UNREALIZED     TOTAL FROM    FROM NET         FROM                    INCREASE(DECREASE)
                BEGINNING   INVESTMENT   GAIN (LOSS) ON   INVESTMENT   INVESTMENT    NET REALIZED       TOTAL          IN NET
                OF PERIOD    INCOME(B)     INVESTMENTS    OPERATIONS     INCOME      CAPITAL GAINS   DISTRIBUTIONS   ASSET VALUE
              ------------  -----------  --------------   -----------  -----------  --------------   -------------   -----------
 RETAIL A
 10/31/00      $   19.50    $   0.16(2)    $   1.22        $   1.38     $  (0.16)    $  (2.95)        $  (3.11)      $   (1.73)
 10/31/99          19.67        0.19           1.69            1.88        (0.20)       (1.85)           (2.05)          (0.17)
 10/31/98          18.82        0.25           2.43            2.68        (0.25)       (1.58)           (1.83)           0.85
 10/31/97          16.91        0.30           3.35            3.65        (0.30)       (1.44)           (1.74)           1.91
 10/31/96          14.98        0.30           2.47            2.77        (0.30)       (0.54)           (0.84)           1.93

 RETAIL B
 10/31/00          19.25        0.03(2)        1.21            1.24        (0.04)       (2.95)           (2.99)          (1.75)
 10/31/99(1)       19.48        0.11           1.62            1.73        (0.11)       (1.85)           (1.96)          (0.23)

 TRUST
 10/31/00          19.52        0.23(2)        1.22            1.45        (0.22)       (2.95)           (3.17)          (1.72)
 10/31/99          19.69        0.28           1.69            1.97        (0.29)       (1.85)           (2.14)          (0.17)
 10/31/98          18.84        0.34           2.42            2.76        (0.33)       (1.58)           (1.91)           0.85
 10/31/97          16.93        0.38           3.35            3.73        (0.38)       (1.44)           (1.82)           1.91
 10/31/96          14.99        0.37           2.48            2.85        (0.37)       (0.54)           (0.91)           1.94

-------------------------------------------------------

 (1) The Fund began issuing Retail B Shares on November 1, 1998.
 (2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (A) Calculation does not include the effect of any sales charge for Retail A
     Shares and Retail B Shares.
 (B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A
     Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were
     $0.16(2), $0.19, $0.25, $0.30 and $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment
     Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000 and 1999 were $0.03(2) and $0.08, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and
     1996 were $0.23(2), $0.28, $0.34, $0.38 and $0.37, respectively.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       -------------------------------------------------


                                                                   RATIO OF NET       RATIO OF        RATIO OF
                                                                    INVESTMENT        OPERATING       OPERATING
                                                                      INCOME           EXPENSES        EXPENSES
                                                    NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
                NET ASSET VALUE,                   END OF PERIOD   REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
                 END OF PERIOD   TOTAL RETURN(A)    (IN 000'S)         WAIVER           WAIVER          WAIVER        TURNOVER RATE
                ---------------  --------------    -------------  ---------------- --------------  ---------------- ----------------
 RETAIL A
 10/31/00        $   17.77            8.45%         $  188,847         0.91%            1.33%            1.33%              51%
 10/31/99            19.50           10.14%            213,041         0.97%            1.33%            1.33%              38%
 10/31/98            19.67           15.23%            207,850         1.30%            1.34%            1.34%              46%
 10/31/97            18.82           23.28%            169,276         1.70%            1.39%            1.41%              37%
 10/31/96            16.91           19.01%            126,952         1.86%            1.40%            1.40%              45%

 RETAIL B
 10/31/00            17.50            7.71%              3,969         0.19%            2.04%            2.08%              51%
 10/31/99(1)         19.25            9.38%              3,213         0.33%            1.97%            2.23%              38%

 TRUST
 10/31/00            17.80            8.94%            106,148         1.32%            0.91%            0.91%              51%
 10/31/99            19.52           10.60%            120,179         1.39%            0.91%            0.91%              38%
 10/31/98            19.69           15.67%            127,367         1.72%            0.92%            0.92%              46%
 10/31/97            18.84           23.80%            119,505         2.14%            0.95%            0.97%              37%
 10/31/96            16.93           19.65%            106,094         2.32%            0.94%            0.94%              45%


GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                  INCOME FROM INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS

                                -------------------------------------     ---------------------------------------------------------


                                                  NET
                       NET                    REALIZED AND                 DIVIDENDS     DIVIDENDS     DISTRIBUTIONS
                   ASSET VALUE,     NET        UNREALIZED    TOTAL FROM    FROM NET    EXCESS OF NET        FROM
                    BEGINNING   INVESTMENT      GAIN  ON     INVESTMENT   INVESTMENT    INVESTMENT      NET REALIZED      TOTAL
                    OF PERIOD    INCOME(B)    INVESTMENTS    OPERATIONS     INCOME        INCOME       CAPITAL GAINS  DISTRIBUTIONS
                  ------------  -----------  --------------  -----------  -----------  -------------   -------------  -------------
 RETAIL A
 10/31/00         $   15.98     $   0.02      $    1.33      $   1.35     $   (0.05)      $  --(3)     $   (0.91)       $   (0.96)
 10/31/99             14.87         0.08(4)        2.02          2.10         (0.08)         --            (0.91)           (0.99)
 10/31/98             16.24         0.12           1.32          1.44         (0.13)         --            (2.68)           (2.81)
 10/31/97             13.78         0.18           3.67          3.85         (0.20)         --            (1.19)           (1.39)
 10/31/96(1)          12.35         0.21           2.16          2.37         (0.21)         --            (0.73)           (0.94)

 RETAIL B
 10/31/00             15.90        (0.10)          1.34          1.24            --          --            (0.91)           (0.91)
 10/31/99             14.83        (0.04)(4)       2.02          1.98            --          --            (0.91)           (0.91)
 10/31/98             16.23           --(3)        1.31          1.31         (0.03)         --            (2.68)           (2.71)
 10/31/97             13.77         0.10           3.65          3.75         (0.10)         --            (1.19)           (1.29)
 10/31/96(2)          12.97         0.07           0.81          0.88         (0.08)         --               --            (0.08)

 TRUST
 10/31/00             16.02         0.08           1.32          1.40         (0.08)         --(3)         (0.91)           (0.99)
 10/31/99             14.90         0.13(4)        2.02          2.15         (0.12)         --            (0.91)           (1.03)
 10/31/98             16.28         0.15           1.31          1.46         (0.16)         --            (2.68)           (2.84)
 10/31/97             13.80         0.22           3.68          3.90         (0.23)         --            (1.19)           (1.42)
 10/31/96(1)          12.35         0.27           2.16          2.43         (0.25)         --            (0.73)           (0.98)

 PRIME A
 10/31/00             16.00         0.04           1.34          1.38         (0.06)         --            (0.91)           (0.97)
 10/31/99(2)          14.88         0.11(4)        2.03          2.14         (0.11)         --            (0.91)           (1.02)

 PRIME B
 10/31/00             15.97        (0.07)          1.33          1.26            --          --            (0.91)           (0.91)
 10/31/99(2)          14.88        (0.01)(4)       2.03          2.02         (0.02)         --               --            (0.93)

 BKB
 10/31/00(2)          16.05         0.03           0.36          0.39         (0.01)         --(3)            --            (0.01)


                  NET
               INCREASE
               (DECREASE)
                 IN NET
              ASSET VALUE
              -----------

RETAIL A
10/31/00         $  0.39
10/31/99            1.11
10/31/98           (1.37)
10/31/97            2.46
10/31/96(1)         1.43

RETAIL B
10/31/00            0.33
10/31/99            1.07
10/31/98           (1.40)
10/31/97            2.46
10/31/96(2)         0.80

TRUST
10/31/00            0.41
10/31/99            1.12
10/31/98           (1.38)
10/31/97            2.48
10/31/96(1)         1.45

PRIME A
10/31/00            0.41
10/31/99(2)         1.12

PRIME B
10/31/00            0.35
10/31/99(2)         1.09

BKB
10/31/00(2)         0.38



 --------------------------------------------------------

 *   Annualized
 **  Not Annualized
 (1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Growth and Income Fund.
 (2) The Fund began issuing Retail B Shares on March 4, 1996, Prime A and Prime B Shares on November 1, 1998 and BKB Shares on June 19, 2000.
 (3) Net investment income per share and dividends in excess of net investment income per share were less than $0.005.
 (4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
 (B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.01, $0.07, $0.10, $0.18 and $0.19, respectively. Net investment income
     (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 were $(0.10), $(0.04), $0.00, $0.08 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.08, $0.13, $0.15, $0.21, and $0.27, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime A Shares for the years ended October 31, 2000 and 1999 were $0.03 and $0.09, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime B Shares for the years ended October 31, 2000 and 1999 were $(0.10) and $(0.05), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for BKB Shares for the period ended October 31, 2000 was $0.02.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       -------------------------------------------------


                                                                   RATIO OF NET        RATIO OF        RATIO OF
                                                                    INVESTMENT        OPERATING       OPERATING
                                                                    INCOME (LOSS       EXPENSES        EXPENSES
                                                    NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
                NET ASSET VALUE,                   END OF PERIOD   REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
                 END OF PERIOD   TOTAL RETURN(A)    (IN 000'S)         WAIVER           WAIVER          WAIVER        TURNOVER RATE
                ---------------  --------------    -------------  ---------------- --------------  ---------------- ----------------
RETAIL A
10/31/00        $   16.37            9.06%          $  217,423         0.16%            1.28%            1.37%             42%
10/31/99            15.98           14.56%             232,110         0.53%            1.28%            1.38%             20%
10/31/98            14.87            9.93%             214,110         0.75%            1.28%            1.35%             38%
10/31/97            16.24           30.10%             141,884         1.18%            1.27%            1.45%             93%
10/31/96(1)         13.78           20.25%              77,776         1.65%            1.34%            1.45%             59%

RETAIL B
10/31/00            16.23            8.35%              61,857        (0.60)%           2.04%            2.04%             42%
10/31/99            15.90           13.72%              62,366        (0.22)%           2.03%            2.04%             20%
10/31/98            14.83            9.09%              53,216         0.01%            2.02%            2.02%             38%
10/31/97            16.23           29.11%              35,178         0.31%            2.05%            2.28%             93%
10/31/96(2)         13.77            6.83%**             4,562         0.79%*           1.96%*           2.11%*            59%

TRUST
10/31/00            16.43            9.38%             678,398         0.44%            1.00%            1.00%             42%
10/31/99            16.02           14.85%             309,106         0.76%            1.05%            1.05%             20%
10/31/98            14.90           10.10%             254,060         1.00%            1.03%            1.03%             38%
10/31/97            16.28           30.43%             246,654         1.44%            1.03%            1.06%             93%
10/31/96(1)         13.80           20.77%             186,708         2.01%            1.02%            1.03%             59%

PRIME A
10/31/00            16.41            9.27%                 156         0.30%            1.14%            1.24%             42%
10/31/99(2)         16.00           14.81%                 150         0.66%            1.15%            1.30%             20%

PRIME B
10/31/00            16.32            8.38%                 129        (0.45)%           1.89%            2.07%             42%
10/31/99(2)         15.97           13.98%                 129        (0.09)%           1.90%            2.17%             20%

BKB
10/31/00(2)         16.43            2.43%**           137,484         0.50%*           0.92%*           1.10%*            42%


STRATEGIC EQUITY FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                  INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                              ----------------------------------------  ------------------------------------------


                                               NET
                    NET           NET      REALIZED AND                  DIVIDENDS    DISTRIBUTIONS                     NET
                ASSET VALUE,  INVESTMENT    UNREALIZED     TOTAL FROM    FROM NET         FROM                    INCREASE(DECREASE)
                 BEGINNING      INCOME    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    NET REALIZED       TOTAL         IN NET
                 OF PERIOD      LOSS(B)     INVESTMENTS    OPERATIONS     INCOME      CAPITAL GAINS   DISTRIBUTIONS  ASSET VALUE
               ------------  -----------  --------------   -----------  -----------  --------------   -------------  -----------
 RETAIL A
 10/31/00       $  9.89       $   0.04       $   1.75      $   1.79      $   (0.04)     $   (1.18)     $   (1.22)     $   0.57
 10/31/99          9.62           0.04(3)        0.27          0.31          (0.03)         (0.01)         (0.04)         0.27
 10/31/98(1)      10.00             --(2)       (0.38)        (0.38)         --             --             --            (0.38)

 RETAIL B
 10/31/00          9.84          (0.04)          1.75          1.71          --(2)          (1.18)         (1.18)         0.53
 10/31/99          9.61          (0.02)(3)       0.26          0.24          --             (0.01)         (0.01)         0.23
 10/31/98(1)      10.00          (0.02)         (0.37)        (0.39)         --             --             --            (0.39)

 TRUST
 10/31/00          9.90           0.08           1.76          1.84          (0.08)         (1.18)         (1.26)         0.58
 10/31/99          9.63           0.09(3)        0.27          0.36          (0.08)         (0.01)         (0.09)         0.27
 10/31/98(1)      10.00           0.01          (0.37)        (0.36)         (0.01)         --             (0.01)        (0.37)


-----------------------------------------

 *   Annualized
 **  Not Annualized
 (1) The Fund commenced operations on March 4, 1998.
 (2) Net investment income per share and dividends from net investment income are less than $0.005.
 (3) The selected per share data was calculated using the weighted average shares outstanding method for the year.
 (A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
 (B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000 and 1999 and the period ended October 31, 1998 were $0.00, $0.00 and $0.00, respectively. Net investment
     (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000 and 1999 and the period ended October 31, 1998 were $(0.08), $(0.08) and $(0.06), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliatesand/or Administrator for Trust Shares for the years ended October 31, 2000 and 1999 and the period ended October 31, 1998 were $0.06, $0.06 and $0.00, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                  -------------------------------------------------


                                                                   RATIO OF NET        RATIO OF        RATIO OF
                                                                    INVESTMENT        OPERATING       OPERATING
                                                                    INCOME (LOSS       EXPENSES        EXPENSES
                                                    NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
                NET ASSET VALUE,                   END OF PERIOD   REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
                 END OF PERIOD   TOTAL RETURN(A)    (IN 000'S)         WAIVER           WAIVER          WAIVER        TURNOVER RATE
                ---------------  --------------    -------------  ---------------- --------------  ---------------- ----------------
 RETAIL A
 10/31/00        $   10.46           21.09%          $   8,505          0.40%            1.20%            1.60%             81%
 10/31/99             9.89            3.25%              8,229          0.41%            1.19%            1.63%             79%
 10/31/98(1)          9.62           (3.75)%**           4,051          0.06%*           1.40%*           2.41%*            30%**

 RETAIL B
 10/31/00            10.37           20.33%              1,555         (0.35)%           1.95%            2.35%             81%
 10/31/99             9.84            2.50%              1,348         (0.24)%           1.84%            2.40%             79%
 10/31/98(1)          9.61           (4.76)%**             583         (0.55)%*          2.01%*           3.05%*            30%**

 TRUST
 10/31/00            10.48           21.69%             93,558          0.83%            0.78%            0.98%             81%
 10/31/99             9.90            3.64%             71,063          0.80%            0.80%            1.00%             79%
 10/31/98(1)          9.63           (3.62)%**          63,061          0.19%*           1.27%*           1.47%*            30%**


EQUITY VALUE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                INCOME FROM INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
                              --------------------------------------    ------------------------------------------------------

                                                NET
                   NET           NET        REALIZED AND                DIVIDENDS    DIVIDENDS IN   DIVIDENDS
                ASSET VALUE,   INVESTMENT   UNREALIZED    TOTAL FROM     FROM NET   EXCESS OF NET     FROM
                 BEGINNING      INCOME        GAIN ON     INVESTMENT    INVESTMENT   INVESTMENT   NET REALIZED       TOTAL
                 OF PERIOD     (LOSS)(B)    INVESTMENTS   OPERATIONS      INCOME       INCOME     CAPITAL GAINS    DIVIDENDS
               ------------   -----------   -----------   -----------   -----------   ----------   ------------   ------------
 RETAIL A
 10/31/00       $   18.28     $   (0.02)     $   1.25      $   1.23     $   (0.01)      $  --(2)    $  (2.45)      $  (2.46)
 10/31/99           16.50         (0.03)         2.42          2.39            --          --          (0.61)         (0.61)
 10/31/98           18.21          0.03          1.50          1.53         (0.04)         --          (3.20)         (3.24)
 10/31/97           15.96          0.11          4.16          4.27         (0.12)         --          (1.90)         (2.02)
 10/31/96           14.33          0.14          2.74          2.88         (0.14)         --          (1.11)         (1.25)

 RETAIL B
 10/31/00           18.08         (0.15)         1.25          1.10            --          --          (2.45)         (2.45)
 10/31/99           16.44         (0.15)         2.40          2.25            --          --          (0.61)         (0.61)
 10/31/98           18.24         (0.08)         1.48          1.40            --          --          (3.20)         (3.20)
 10/31/97           15.99            --          4.17          4.17         (0.02)         --          (1.90)         (1.92)
 10/31/96(1)        14.74          0.04          1.25          1.29         (0.04)         --             --          (0.04)

 TRUST
 10/31/00           18.35          0.04          1.25          1.29         (0.02)         --(2)       (2.45)         (2.47)
 10/31/99           16.51          0.03          2.42          2.45            --          --          (0.61)         (0.61)
 10/31/98           18.21          0.08          1.49          1.57         (0.07)         --          (3.20)         (3.27)
 10/31/97           15.96          0.17          4.16          4.33         (0.18)         --          (1.90)         (2.08)
 10/31/96           14.33          0.21          2.74          2.95         (0.21)         --          (1.11)         (1.32)





                       NET
                INCREASE(DECREASE)
                      IN NET
                    ASSET VALUE
                   -------------
 RETAIL A
 10/31/00            $  (1.23)
 10/31/99                1.78
 10/31/98               (1.71)
 10/31/97                2.25
 10/31/96                1.63

 RETAIL B
 10/31/00               (1.35)
 10/31/99                1.64
 10/31/98               (1.80)
 10/31/97                2.25
 10/31/96(1)             1.25

 TRUST
 10/31/00               (1.18)
 10/31/99                1.84
 10/31/98               (1.70)
 10/31/97                2.25
 10/31/96                1.63



---------------------------------------

 *   Annualized
 **  Not Annualized
 (1) The Fund began issuing Retail B Shares on March 4, 1996.
 (2) Dividends in excess of net investment income per share were less than $0.005.
 (A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
 (B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $(0.02), $(0.03), $0.03, $0.11 and $0.14, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 were $(0.15), $(0.15), $(0.08), $(0.03) and
     $0.01, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.04, $0.03, $0.08, $0.17 and $0.21, respectively.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                  -------------------------------------------------


                                                                   RATIO OF NET        RATIO OF        RATIO OF
                                                                    INVESTMENT        OPERATING       OPERATING
                                                                    INCOME (LOSS       EXPENSES        EXPENSES
                                                    NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
                NET ASSET VALUE,                   END OF PERIOD   REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
                 END OF PERIOD   TOTAL RETURN(A)    (IN 000'S)         WAIVER           WAIVER          WAIVER        TURNOVER RATE
                ---------------  --------------    -------------  ---------------- --------------  ---------------- ----------------

 RETAIL A
 10/31/00         $   17.05            7.83%        $  226,836         (0.10)%           1.36%          1.36%             72%
 10/31/99             18.28           14.63%           258,332         (0.16)%           1.37%          1.37%             75%
 10/31/98             16.50            9.88%           234,730          0.15%            1.37%          1.37%             82%
 10/31/97             18.21           29.48%           182,641          0.63%            1.38%          1.38%            111%
 10/31/96             15.96           21.49%           131,998          1.00%            1.45%          1.45%            116%

 RETAIL B
 10/31/00             16.73            7.12%            30,555         (0.83)%           2.09%          2.12%             72%
 10/31/99             18.08           13.81%            30,988         (0.87)%           2.08%          2.08%             75%
 10/31/98             16.44            9.07%            23,103         (0.54)%           2.06%          2.06%             82%
 10/31/97             18.24           28.60%            14,958         (0.13)%           2.07%          2.38%            111%
 10/31/96(1)          15.99            8.80%**           1,916          0.43%*           1.94%*         2.24%*           116%

 TRUST
 10/31/00             17.17            8.22%           164,864          0.26%            1.00%          1.00%             72%
 10/31/99             18.35           15.04%           281,064          0.19%            1.02%          1.03%             75%
 10/31/98             16.51           10.27%           254,432          0.49%            1.03%          1.03%             82%
 10/31/97             18.21           29.87%           241,532          0.98%            1.04%          1.04%            111%
 10/31/96             15.96           22.05%           194,827          1.42%            1.03%          1.03%            116%


EQUITY GROWTH FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                    INCOME FROM INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                               ---------------------------------------  --------------------------------------------------------

                                                NET                                    DIVIDENDS
                     NET           NET      REALIZED AND                 DIVIDENDS     IN EXCESS       DIVIDENDS
                 ASSET VALUE,  INVESTMENT    UNREALIZED    TOTAL FROM    FROM NET        OF NET        FROM NET
                   BEGINNING     INCOME        GAIN ON     INVESTMENT   INVESTMENT     INVESTMENT      REALIZED         TOTAL
                  OF PERIOD    (LOSS)(B)    INVESTMENTS    OPERATIONS     INCOME         INCOME      CAPITAL GAINS    DIVIDENDS
                ------------  ------------   -----------   ------------   -----------   -----------   -------------   -----------
 RETAIL A
 10/31/00         $ 28.99     $ (0.10)(2)     $  5.14       $  5.04        $    --       $   --         $  (1.72)      $ (1.72)
 10/31/99           24.47       (0.06)           6.48          6.42             --           --            (1.90)        (1.90)
 10/31/98           25.14        0.01            3.19          3.20          (0.03)          --(3)         (3.84)        (3.87)
 10/31/97           20.37        0.07            6.05          6.12          (0.07)          --            (1.28)        (1.35)
 10/31/96           17.29        0.10            3.39          3.49          (0.11)          --            (0.30)        (0.41)

 RETAIL B
 10/31/00           28.27       (0.35)(2)        5.02          4.67             --            --           (1.72)        (1.72)
 10/31/99           24.07       (0.20)           6.30          6.10             --            --           (1.90)        (1.90)
 10/31/98           24.91       (0.16)(2)        3.16          3.00             --            --(3)        (3.84)        (3.84)
 10/31/97           20.26       (0.09)(2)        6.02          5.93             --            --           (1.28)        (1.28)
 10/31/96(1)        18.77       (0.01)           1.50          1.49             --            --              --            --

 TRUST
 10/31/00           29.15        0.01(2)         5.18          5.19          (0.01)           --           (1.72)        (1.73)
 10/31/99           24.52        0.03            6.50          6.53             --            --           (1.90)        (1.90)
 10/31/98           25.17        0.09            3.20          3.29          (0.09)        (0.01)          (3.84)        (3.94)
 10/31/97           20.39        0.16            6.06          6.22          (0.16)           --           (1.28)        (1.44)
 10/31/96           17.30        0.17            3.40          3.57          (0.18)           --           (0.30)        (0.48)

 PRIME A
 10/31/00           28.95       (0.05)(2)        5.13          5.08             --            --           (1.72)        (1.72)
 10/31/99(1)        24.49       (0.01)           6.37          6.36             --            --           (1.90)        (1.90)

 PRIME B
 10/31/00           28.84       (0.29)(2)        5.11          4.82             --            --           (1.72)        (1.72)
 10/31/99(1)        24.49       (0.10)           6.35          6.25             --            --           (1.90)        (1.90)


---------------------------------------------------------------

 *   Annualized
 **  Not Annualized
 (1) The Fund began issuing Retail B Shares on March 4, 1996 and Prime A and Prime B Shares on November 1, 1998.
 (2) The selected per share data was calculated using the weighted average shares outstanding method for the year.
 (3) Dividends in excess of net investment income per share were less than $0.005.
 (A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
 (B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $(0.10)(2), $(0.06), $0.01, $0.07 and $0.10, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 were $(0.35)(2), $(0.21), $(0.16)(2),
     $(0.14)(2) and $(0.03), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.01(2), $0.03, $0.09,
     $0.16 and $0.17, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime A Shares for the years ended October 31, 2000 and 1999 were $(0.09)(2) and $(0.04), respectively. Net investment
     (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime B Shares for the years ended October 31, 2000 and 1999 were $(0.34)(2) and $(0.14), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         RATIOS TO AVERAGE NET ASSETS/
                                                                                               SUPPLEMENTAL DATA
                                                                                      ----------------------------------


                                                                                       RATIO OF NET        RATIO OF
                                                                                        INVESTMENT         OPERATING
                                                                                       INCOME (LOSS)       EXPENSES
               NET INCREASE                                            NET ASSETS,       INCLUDING         INCLUDING
             (DECREASE) IN NET   NET ASSET VALUE,                    END OF PERIOD     REIMBURSEMENT/    REIMBURSEMENT/
                 ASSET VALUE      END OF PERIOD     TOTAL RETURN(A)    (IN 000'S)          WAIVER            WAIVER
             -----------------  -----------------   --------------   --------------   ----------------   --------------
 RETAIL A
 10/31/00         $  3.32            $  32.31          18.18%         $  580,417           (0.33)%             1.28%
 10/31/99            4.52               28.99          27.55%            443,639           (0.25)%             1.34%
 10/31/98           (0.67)              24.47          14.73%            312,951            0.02%              1.34%
 10/31/97            4.77               25.14          31.61%            226,330            0.30%              1.37%
 10/31/96            3.08               20.37          20.51%            160,800            0.50%              1.40%

 RETAIL B
 10/31/00            2.95               31.22          17.29%            130,347           (1.11)%             2.07%
 10/31/99            4.20               28.27          26.63%             71,525           (0.96)%             2.05%
 10/31/98           (0.84)              24.07          13.98%             34,693           (0.68)%             2.04%
 10/31/97            4.65               24.91          30.78%             20,363           (0.40)%             2.07%
 10/31/96(1)         1.49               20.26           7.95%**            3,995           (0.16)%*            1.92%*

 TRUST
 10/31/00            3.46               32.61          18.63%          1,258,399            0.04%              0.91%
 10/31/99            4.63               29.15          28.07%          1,041,378            0.15%              0.94%
 10/31/98           (0.65)              24.52          15.17%            815,756            0.40%              0.96%
 10/31/97            4.78               25.17          32.16%            745,537            0.72%              0.95%
 10/31/96            3.09               20.39          21.03%            562,419            0.92%              0.98%

 PRIME A
 10/31/00            3.36               32.31          18.36%                142           (0.17)%             1.12%
 10/31/99(1)         4.46               28.95          27.30%                107           (0.05)%             1.14%

 PRIME B
 10/31/00            3.10               31.94          17.48%                450           (0.92)%             1.87%
 10/31/99(1)         4.35               28.84          26.79%                246           (0.78)%             1.87%





 RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA
-------------------------------


                 RATIO OF
                 OPERATING
                 EXPENSES
                 EXCLUDING
               REIMBURSEMENT/      PORTFOLIO
                   WAIVER        TURNOVER RATE
              ----------------   --------------


 RETAIL A
 10/31/00           1.28%              54%
 10/31/99           1.34%              53%
 10/31/98           1.34%              60%
 10/31/97           1.37%              66%
 10/31/96           1.40%              36%

 RETAIL B
 10/31/00           2.09%              54%
 10/31/99           2.08%              53%
 10/31/98           2.04%              60%
 10/31/97           2.30%              66%
 10/31/96(1)        2.29%*             36%

 TRUST
 10/31/00           0.91%              54%
 10/31/99           0.94%              53%
 10/31/98           0.96%              60%
 10/31/97           0.95%              66%
 10/31/96           0.98%              36%

 PRIME A
 10/31/00           1.23%              54%
 10/31/99(1)        1.28%              53%

 PRIME B
 10/31/00           2.02%              54%
 10/31/99(1)        2.19%              53%

GROWTH FUND II

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                                 -------------------------------------  --------------------------------------

                                                        NET
                       NET             NET         REALIZED AND                     DIVIDENDS        DIVIDENDS
                   ASSET VALUE,     INVESTMENT       UNREALIZED      TOTAL FROM     FROM NET         FROM NET
                     BEGINNING        INCOME       GAIN (LOSS) ON    INVESTMENT    INVESTMENT        REALIZED          TOTAL
                     OF PERIOD      (LOSS)(B)       INVESTMENTS      OPERATIONS      INCOME        CAPITAL GAINS      DIVIDENDS
                   ------------   --------------   --------------   ------------   ------------   ---------------   ------------
 RETAIL A
 10/31/00(1)        $   13.47     $   (0.04)(4)      $  1.25         $   1.21       $   --           $  --             $    --

 RETAIL B
 10/31/00(1)            13.47         (0.03)(4)         1.24             1.21           --              --                  --

 TRUST
 10/31/00(2)            12.72         (0.02)(4)         2.01             1.99           --              --                  --
 05/31/00               12.06         (0.06)            8.72             8.66           --           (8.00)              (8.00)
 05/31/99               12.93         (0.08)           (0.41)           (0.49)          --           (0.38)              (0.38)
 05/31/98               12.20         (0.05)            1.59             1.54           --           (0.81)              (0.81)
 05/31/97               11.27          0.02             0.96             0.98        (0.05)             --               (0.05)
 05/31/96(3)            10.00          0.02             1.25             1.27           --              --                  --

 BKB
 10/31/00(2)            12.72         (0.02)(4)         2.00             1.98           --              --                  --
 05/31/00               12.06         (0.06)            8.72             8.66           --           (8.00)              (8.00)
 05/31/99               12.93         (0.08)           (0.41)           (0.49)          --           (0.38)              (0.38)
 05/31/98               12.20         (0.05)            1.59             1.54           --           (0.81)              (0.81)
 05/31/97               11.27          0.02             0.96             0.98        (0.05)             --               (0.05)
 05/31/96(3)            10.00          0.02             1.25             1.27           --              --                  --


------------------------------------------------

 *   Annualized
 **  Not Annualized
 (1) The Fund began offering Retail A and Retail B Shares on June 26, 2000.
 (2) The Fund commenced operations on March 28, 1996 as a separate portfolio (the "Predecessor Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for either Trust Shares or BKBShares of the Galaxy Growth Fund II. Shareholders of the Predecessor Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust Shares of the Fund. Shareholders of the Predecessor Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB Shares of the Fund. Information for periods prior to June 26, 2000 for the Trust Shares and BKB Shares represents results of the Predecessor Fund.
 (3) The Fund commenced operations on March 28, 1996.
 (4) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (A) Calculation does not include the effect of any sales charge for Retail A and Retail B Shares.
 (B) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the period ended October 31, 2000 was $(0.04)(4). Net investment
     (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the period ended October 31, 2000 was $(0.03)(4). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the period ended October 31, 2000 was $(0.02)(4). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for BKB Shares for the period ended October 31, 2000 was $(0.02)(4).


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         RATIOS TO AVERAGE NET ASSETS/
                                                                                               SUPPLEMENTAL DATA
                                                                                      ----------------------------------


                                                                                       RATIO OF NET        RATIO OF
                                                                                        INVESTMENT         OPERATING
                                                                                       INCOME (LOSS)       EXPENSES
               NET INCREASE                                            NET ASSETS,       INCLUDING         INCLUDING
             (DECREASE) IN NET   NET ASSET VALUE,                    END OF PERIOD     REIMBURSEMENT/    REIMBURSEMENT/
                 ASSET VALUE      END OF PERIOD     TOTAL RETURN(A)    (IN 000'S)          WAIVER            WAIVER
             -----------------  -----------------   --------------   --------------   ----------------   --------------

 RETAIL A
 10/31/00(1)    $   1.21          $   14.68            8.91%**       $    1,638             (0.65)%*         1.23%*

 RETAIL B
 10/31/00(1)        1.21              14.68            8.76%**              688             (1.29)%*         1.87%*

 TRUST
 10/31/00(2)        1.99              14.71           15.64%**           90,451             (0.30)%*         0.88%*
 05/31/00           0.66              12.72           65.97%            185,556             (0.33)%          0.88%
 05/31/99          (0.87)             12.06           (3.54)%           185,476             (0.39)%          0.93%
 05/31/98           0.73              12.93           12.64%            257,550             (0.35)%          0.91%
 05/31/97           0.93              12.20            8.77%            261,487              0.17%           0.77%
 05/31/96(3)        1.27              11.27           12.70%**           46,026              1.75%*          0.20%*

 BKB
 10/31/00(2)        1.98              14.70           15.57%**           58,844             (0.36)%*         0.94%*
 05/31/00           0.66              12.72           65.97%            185,556             (0.33)%          0.88%
 05/31/99          (0.87)             12.06           (3.54)%           185,476             (0.39)%          0.93%
 05/31/98           0.73              12.93           12.64%            257,550             (0.35)%          0.91%
 05/31/97           0.93              12.20            8.77%            261,487              0.17%           0.77%
 05/31/96(3)        1.27              11.27           12.70%**           46,026              1.75%*          0.20%*






 RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA
-------------------------------


                 RATIO OF
                 OPERATING
                 EXPENSES
                 EXCLUDING
               REIMBURSEMENT/      PORTFOLIO
                   WAIVER        TURNOVER RATE
              ----------------   --------------

 RETAIL A
 10/31/00(1)       1.35%*             28%**

 RETAIL B
 10/31/00(1)       2.25%*             28%**

 TRUST
 10/31/00(2)       0.99%*             28%**
 05/31/00          1.13%              79%
 05/31/99          1.18%              61%
 05/31/98          1.16%              49%
 05/31/97          1.15%              57%
 05/31/96(3)       1.73%*              0%

 BKB
 10/31/00(2)       1.24%*             28%**
 05/31/00          1.13%              79%
 05/31/99          1.18%              61%
 05/31/98          1.16%              49%
 05/31/97          1.15%              57%
 05/31/96(3)       1.73%*              0%



                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                               -----------------------------------------   -------------------------------------------------------

                                                 NET                                      DIVIDENDS
                     NET           NET       REALIZED AND                   DIVIDENDS     IN EXCESS      DIVIDENDS
                 ASSET VALUE,  INVESTMENT     UNREALIZED     TOTAL FROM     FROM NET        OF NET       FROM NET
                   BEGINNING     INCOME     GAIN(LOSS) ON    INVESTMENT    INVESTMENT     INVESTMENT     REALIZED         TOTAL
                  OF PERIOD    (LOSS)(B)     INVESTMENTS     OPERATIONS      INCOME         INCOME     CAPITAL GAINS    DIVIDENDS
                ------------  ------------  -------------   ------------   -----------   -----------   -------------   -----------
 RETAIL A
 10/31/00        $   12.98     $   0.01(2)     $  2.63        $   2.64       $  (0.01)      $  --       $   (1.36)      $ (1.37)
 10/31/99            13.53         0.02           0.73            0.75          (0.03)         --           (1.27)        (1.30)
 10/31/98            18.29         0.08          (2.08)          (2.00)         (0.08)         --           (2.68)        (2.76)
 10/31/97            14.75        (0.04)(2)       5.72            5.68             --          --           (2.14)        (2.14)
 10/31/96(1)         12.68         0.01           2.95            2.96          (0.02)         --           (0.87)        (0.89)

 RETAIL B
 10/31/00            12.96        (0.10)(2)       2.63            2.53             --          --           (1.36)        (1.36)
 10/31/99(3)         13.59        (0.04)          0.68            0.64             --          --           (1.27)        (1.27)

 TRUST
 10/31/00            13.07         0.08(2)        2.65            2.73          (0.06)         --           (1.36)        (1.42)
 10/31/99            13.61         0.05           0.74            0.79          (0.06)         --           (1.27)        (1.33)
 10/31/98            18.37         0.11          (2.06)          (1.95)         (0.13)         --           (2.68)        (2.81)
 10/31/97            14.76         0.01(2)        5.74            5.75             --          --           (2.14)        (2.14)
 10/31/96(1)         12.71         0.05           2.97            3.02          (0.05)      (0.01)          (0.91)        (0.97)

 PRIME A
 10/31/00            13.04         0.05(2)        2.64            2.69          (0.04)         --           (1.36)        (1.40)
 10/31/99(3)         13.59         0.03           0.73            0.76          (0.04)         --           (1.27)        (1.31)

 PRIME B
 10/31/00            12.98        (0.05)(2)       2.62            2.57             --          --           (1.36)        (1.36)
 10/31/99(3)         13.59        (0.05)          0.71            0.66             --          --           (1.27)        (1.27)


-----------------------------------------------------------

 (1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of the Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Small Cap Value Fund.
 (2) The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.
 (3) The Fund began issuing Retail B, Prime A and Prime B Shares on November 1, 1998.
 (A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
 (B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.00(2), $(0.02), $0.05, $(0.02)(2) and $0.01, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000 and 1999 were $(0.12)(2) and $(0.09), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.08(2), $0.05, $0.11, $0.05(2) and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime A Shares for the years ended October 31, 2000 and 1999 were $0.03(2) and $0.00, respectively. Net investment (loss) per share before reimbursement/ waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime B Shares for the years ended October 31, 2000 and 1999 were $(0.13)(2) and $(0.10), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         RATIOS TO AVERAGE NET ASSETS/
                                                                                               SUPPLEMENTAL DATA
                                                                                      ----------------------------------


                                                                                       RATIO OF NET        RATIO OF
                                                                                        INVESTMENT         OPERATING
                                                                                       INCOME (LOSS)       EXPENSES
               NET INCREASE                                            NET ASSETS,       INCLUDING         INCLUDING
             (DECREASE) IN NET   NET ASSET VALUE,                    END OF PERIOD     REIMBURSEMENT/    REIMBURSEMENT/
                 ASSET VALUE      END OF PERIOD     TOTAL RETURN(A)    (IN 000'S)          WAIVER            WAIVER
             -----------------  -----------------   --------------   --------------   ----------------   --------------

 RETAIL A
 10/31/00       $   1.27           $   14.25           21.96%        $    87,457          0.08%              1.44%
 10/31/99          (0.55)              12.98            5.68%             80,870          0.13%              1.31%
 10/31/98          (4.76)              13.53          (12.52)%            87,781          0.38%              1.31%
 10/31/97           3.54               18.29           43.58%             63,658         (0.25)%             1.30%
 10/31/96(1)        2.07               14.75           24.77%             34,402          0.08%              1.40%

 RETAIL B
 10/31/00           1.17               14.13           21.06%              2,838         (0.71)%             2.23%
 10/31/99(3)       (0.63)              12.96            4.80%              1,637         (0.66)%             2.10%

 TRUST
 10/31/00           1.31               14.38           22.62%            332,703          0.58%              0.94%
 10/31/99          (0.54)              13.07            6.02%            255,268          0.47%              0.97%
 10/31/98          (4.76)              13.61          (12.07)%           202,385          0.73%              0.96%
 10/31/97           3.61               18.37           44.08%            189,257          0.09%              0.96%
 10/31/96(1)        2.05               14.76           25.22%            137,341          0.45%              1.05%

 PRIME A
 10/31/00           1.29               14.33           22.26%                189          0.36%              1.16%
 10/31/99(3)       (0.55)              13.04            5.80%                175          0.26%              1.18%

 PRIME B
 10/31/00           1.21               14.19           21.46%                170         (0.41)%             1.93%
 10/31/99(3)       (0.61)              12.98            4.96%                190         (0.49)%             1.93%



  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA
-------------------------------


                 RATIO OF
                 OPERATING
                 EXPENSES
                 EXCLUDING
               REIMBURSEMENT/      PORTFOLIO
                   WAIVER        TURNOVER RATE
              ----------------   --------------

RETAIL A
10/31/00            1.55%              43%
10/31/99            1.59%              42%
10/31/98            1.45%              33%
10/31/97            1.52%              52%
10/31/96(1)         1.55%              39%

RETAIL B
10/31/00            2.41%              43%
10/31/99(3)         2.88%              42%

TRUST
10/31/00            0.94%              43%
10/31/99            0.97%              42%
10/31/98            0.96%              33%
10/31/97            0.96%              52%
10/31/96(1)         1.06%              39%

PRIME A
10/31/00            1.32%              43%
10/31/99(3)         1.40%              42%

PRIME B
10/31/00            2.46%              43%
10/31/99(3)         2.49%              42%

SMALL COMPANY EQUITY FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              INCOME FROM INVESTMENT OPERATIONS            LESS DISTRIBUTIONS
                                         --------------------------------------------  ---------------------------

                                                            NET
                              NET            NET        REALIZED AND                     DIVIDENDS                      NET
                           ASSET VALUE,   INVESTMENT     UNREALIZED      TOTAL FROM        FROM                  INCREASE(DECREASE)
                            BEGINNING       INCOME     GAIN (LOSS) ON    INVESTMENT     NET REALIZED     TOTAL        IN NET
                            OF PERIOD      (LOSS)(B)     INVESTMENTS     OPERATIONS    CAPITAL GAINS   DIVIDENDS     ASSET VALUE
                          -------------  ------------  ---------------  -------------  -------------  ------------  -------------
 RETAIL A
 10/31/00                   $ 15.66         $(0.22)         $ 6.31        $ 6.09        $     --        $   --          $ 6.09
 10/31/99                     13.63          (0.23)           2.26          2.03              --            --            2.03
 10/31/98                     20.94          (0.19)          (4.86)        (5.05)          (2.26)        (2.26)          (7.31)
 10/31/97                     19.96          (0.18)           3.54          3.36           (2.38)        (2.38)           0.98
 10/31/96                     16.28          (0.14)           3.99          3.85           (0.17)        (0.17)           3.68

 RETAIL B
 10/31/00                     15.31          (0.37)           6.16          5.79              --            --            5.79
 10/31/99                     13.39          (0.34)           2.26          1.92              --            --            1.92
 10/31/98                     20.73          (0.30)          (4.78)        (5.08)          (2.26)        (2.26)          (7.34)
 10/31/97                     19.91          (0.21)           3.41          3.20           (2.38)        (2.38)           0.82
 10/31/96(1)                  17.27          (0.19)(2)        2.83          2.64              --            --            2.64

 TRUST
 10/31/00                     16.13          (0.12)           6.47          6.35              --            --            6.35
 10/31/99                     13.96          (0.16)           2.33          2.17              --            --            2.17
 10/31/98                     21.32          (0.14)          (4.96)        (5.10)          (2.26)        (2.26)          (7.36)
 10/31/97                     20.20          (0.11)           3.61          3.50           (2.38)        (2.38)           1.12
 10/31/96                     16.38          (0.09)           4.08          3.99           (0.17)        (0.17)           3.82


--------------------------------------------------

 *   Annualized
 **  Not Annualized
 (1) The Fund began issuing Retail B Shares on March 4, 1996.
 (2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
 (B) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $(0.22), $(0.23), $(0.19), $(0.18) and $(0.14), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000, 1999, 1998 and 1997 and the period ended October 31, 1996 were $(0.38), $(0.37), $(0.30), $(0.24) and
     $(0.24)(2), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $(0.12), $(0.16), $(0.14), $(0.11) and
     $(0.09), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                -------------------------------------------------



                                                                 RATIO OF NET       RATIO OF        RATIO OF
                                                                  INVESTMENT        OPERATING       OPERATING
                                                                     LOSS           EXPENSES        EXPENSES
                                                  NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
              NET ASSET VALUE,                   END OF PERIOD   REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
               END OF PERIOD   TOTAL RETURN(A)    (IN 000'S)        WAIVER           WAIVER          WAIVER        TURNOVER RATE
              ---------------  --------------    -------------  ---------------- --------------  ---------------- ----------------
 RETAIL A
 10/31/00          $ 21.75           38.89%      $ 125,427           (0.99)%           1.44%          1.44%             91%
 10/31/99            15.66           14.89%         87,921           (1.41)%           1.53%          1.54%            105%
 10/31/98            13.63          (26.26)%        95,831           (1.13)%           1.46%          1.47%             78%
 10/31/97            20.94           19.08%        135,593           (1.02)%           1.46%          1.48%             69%
 10/31/96            19.96           23.97%        111,101           (1.03)%           1.57%          1.57%             82%

 RETAIL B
 10/31/00            21.10           37.82%         18,936           (1.79)%           2.24%          2.25%             91%
 10/31/99            15.31           14.34%         12,212           (2.04)%           2.16%          2.32%            105%
 10/31/98            13.39          (26.72)%        12,565           (1.78)%           2.11%          2.16%             78%
 10/31/97            20.73           18.23%         14,731           (1.76)%           2.20%          2.44%             69%
 10/31/96(1)         19.91           15.34%**        3,659           (1.50)%*          2.04%*         2.44%*            82%

 TRUST
 10/31/00            22.48           39.43%        422,579           (0.58)%           1.03%          1.03%             91%
 10/31/99            16.13           15.54%        233,326           (1.00)%           1.12%          1.12%            105%
 10/31/98            13.96          (26.00)%       222,675           (0.76)%           1.09%          1.09%             78%
 10/31/97            21.32           19.59%        310,751           (0.65)%           1.09%          1.12%             69%
 10/31/96            20.20           24.69%        174,990           (0.60)%           1.14%          1.14%             82%


INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                               INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                           -----------------------------------------  --- --------------------------------------


                                            NET
                  NET          NET        REALIZED AND                 DIVIDENDS    DISTRIBUTIONS                     NET
              ASSET VALUE,  INVESTMENT    UNREALIZED     TOTAL FROM    FROM NET         FROM                    INCREASE(DECREASE)
               BEGINNING      INCOME    GAIN (LOSS) ON   INVESTMENT   INVESTMENT    NET REALIZED       TOTAL         IN NET
               OF PERIOD      LOSS(B)     INVESTMENTS    OPERATIONS     INCOME      CAPITAL GAINS   DISTRIBUTIONS  ASSET VALUE
             ------------  -----------  --------------   -----------  -----------  --------------   -------------  -----------
 RETAIL A
 10/31/00     $   20.86    $   0.41(2)     $   (0.59)    $   (0.18)    $  (0.05)     $   (1.19)       $   (1.24)      $ (1.42)
 10/31/99         16.75        0.01(2)          4.72          4.73        (0.05)         (0.57)           (0.62)         4.11
 10/31/98         15.18        0.07             1.93          2.00        (0.07)         (0.36)           (0.43)         1.57
 10/31/97         13.94        0.01             2.09          2.10        (0.18)         (0.68)           (0.86)         1.24
 10/31/96         12.92        0.11             1.27          1.38        (0.12)         (0.24)           (0.36)         1.02

 RETAIL B
 10/31/00         20.80        0.22(2)         (0.55)        (0.33)       --             (1.19)           (1.19)        (1.52)
 10/31/99(1)      16.85       (0.09)(2)         4.74          4.65        (0.13)         (0.57)           (0.70)         3.95

 TRUST
 10/31/00         21.18        0.51(2)         (0.60)        (0.09)       (0.16)         (1.19)           (1.35)        (1.44)
 10/31/99         17.00        0.10(2)          4.80          4.90        (0.15)         (0.57)           (0.72)         4.18
 10/31/98         15.33        0.14             1.98          2.12        (0.09)         (0.36)           (0.45)         1.67
 10/31/97         14.01        0.08             2.12          2.20        (0.20)         (0.68)           (0.88)         1.32
 10/31/96         12.98        0.17             1.30          1.47        (0.20)         (0.24)           (0.44)         1.03

 PRIME A
 10/31/00         20.98        0.46(2)         (0.60)        (0.14)       (0.12)         (1.19)           (1.31)        (1.45)
 10/31/99(1)      16.85        0.06(2)          4.79          4.85        (0.15)         (0.57)           (0.72)         4.13

 PRIME B
 10/31/00         20.85        0.29(2)         (0.58)        (0.29)       --             (1.19)           (1.19)        (1.48)
 10/31/99(1)      16.85       (0.08)(2)         4.78          4.70        (0.13)         (0.57)           (0.70)         4.00

 BKB
 10/31/00(1)      22.56        0.17(2)         (3.01)        (2.84)       --             --               --            (2.84)


----------------------------------------------

 *   Annualized
 **  Not Annualized
 (1) The Fund began issuing Retail B, Prime A and Prime B Shares on November 1, 1998 and BKBShares on June 19, 2000.
 (2) The selected per share data was calculated using the weighted average shares outstanding method for the year.
 (A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares.
 (B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.35(2), $(0.04), $0.03, $(0.01) and $0.07, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the years ended October 31, 2000 and1999 were $0.11(2) and $(0.25), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 were $0.45(2), $0.06, $0.10, $0.04 and $0.13, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime A Shares for the years ended October 31, 2000 and 1999 were $0.26(2) and $(0.09), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime B Shares for the years ended October 31, 2000 and 1999 were $0.22(2) and $0.20, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for BKB Shares for the period ended October 31, 2000 was $0.15(2).


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       -------------------------------------------------


                                                              RATIO OF NET       RATIO OF          RATIO OF
                                                               INVESTMENT        OPERATING         OPERATING
                                                              INCOME (LOSS)      EXPENSES          EXPENSES
                                               NET ASSETS,      INCLUDING        INCLUDING         EXCLUDING
           NET ASSET VALUE,                   END OF PERIOD   REIMBURSEMENT/   REIMBURSEMENT/    REIMBURSEMENT/       PORTFOLIO
            END OF PERIOD   TOTAL RETURN(A)    (IN 000'S)        WAIVER           WAIVER            WAIVER          TURNOVER RATE
           ---------------  ---------------   -------------  ----------------  --------------   ----------------   ----------------
 RETAIL A
 10/31/00    $   19.44          (1.49)%       $   120,351         1.83%            1.32%              1.57%              50%
 10/31/99        20.86          29.04%             89,327         0.03%            1.48%              1.73%              45%
 10/31/98        16.75          13.64%             66,541         0.39%            1.48%              1.73%              49%
 10/31/97        15.18          15.88%             56,592         0.03%            1.60%              1.85%              45%
 10/31/96        13.94          10.86%             35,144         0.78%            1.70%              1.98%             146%

 RETAIL B
 10/31/00        19.28          (2.22)%             8,297         1.02%            2.14%              2.64%              50%
 10/31/99(1)     20.80          28.41%              2,189        (0.45)%           1.96%              2.70%              45%

 TRUST
 10/31/00        19.74          (1.08)%           912,555         2.28%            0.87%              1.12%              50%
 10/31/99        21.18          29.71%            501,776         0.54%            0.97%              1.22%              45%
 10/31/98        17.00          14.32%            345,692         0.91%            0.96%              1.21%              49%
 10/31/97        15.33          16.60%            265,124         0.57%            1.06%              1.32%              45%
 10/31/96        14.01          11.51%            172,561         1.40%            1.08%              1.36%             146%

 PRIME A
 10/31/00        19.53          (1.34)%                14         2.06%            1.10%              1.99%              50%
 10/31/99(1)     20.98          29.73%                 12         0.34%            1.17%              2.03%              45%

 PRIME B
 10/31/00        19.37          (2.02)%               483         1.33%            1.83%              2.17%              50%
 10/31/99(1)     20.85          28.74%                458        (0.38)%           1.89%              2.27%              45%

 BKB
 10/31/00(1)     19.72         (12.59)%**          25,807         2.08%*           1.07%*             1.32%*             50%


PAN ASIA FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              INCOME FROM INVESTMENT OPERATIONS
                                         ------------------------------------------

                                                            NET
                              NET                       REALIZED AND                     NET
                          ASSET VALUE,       NET        UNREALIZED     TOTAL FROM     (DECREASE)
                            BEGINNING     INVESTMENT     (LOSS) ON     INVESTMENT       IN NET
                            OF PERIOD      INCOME(B)    INVESTMENTS    OPERATIONS     ASSET VALUE
                          ------------   ------------  -------------  -------------  -------------
 RETAIL A
 10/31/00(1)                $   10.00     $   0.02(2)   $   (0.58)     $   (0.56)     $   (0.56)

 RETAIL B
 10/31/00(1)                    10.00         0.01(2)       (0.58)         (0.57)         (0.57)

 TRUST
 10/31/00(1)                    10.00         0.02(2)       (0.57)         (0.55)         (0.55)

 PRIME A
 10/31/00(1)                     9.60         0.01(2)       (0.16)         (0.15)         (0.15)

 PRIME B
 10/31/00(1)                     9.60         0.01(2)       (0.17)         (0.16)         (0.16)


------------------------------------------------

 *   Annualized
 **  Not Annualized
 (1) The Fund began offering Retail A, Retail B and Trust Shares on September 1, 2000 and Prime A and Prime B Shares on September 22, 2000.
 (2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
 (A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
 (B) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail A Shares for the period ended October 31, 2000 was $(0.08). Net investment
     (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Retail B Shares for the period ended October 31, 2000 was $(0.05). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Trust Shares for the period ended October 31, 2000 was $(0.04). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime A Shares for the period ended October 31, 2000 was $(0.39). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or affiliates and/or Administrator for Prime B Shares for the period ended October 31, 2000 was $(0.40).

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                       -------------------------------------------------


                                                                   RATIO OF NET       RATIO OF        RATIO OF
                                                                    INVESTMENT        OPERATING       OPERATING
                                                                      INCOME           EXPENSES        EXPENSES
                                                    NET ASSETS,      INCLUDING        INCLUDING       EXCLUDING
                NET ASSET VALUE,                   END OF PERIOD   REIMBURSEMENT/   REIMBURSEMENT/  REIMBURSEMENT/      PORTFOLIO
                 END OF PERIOD   TOTAL RETURN(A)    (IN 000'S)         WAIVER           WAIVER          WAIVER        TURNOVER RATE
                ---------------  --------------    -------------  ---------------- --------------  ---------------- ----------------
 RETAIL A
 10/31/00(1)      $   9.44         (5.60)%** $           201        1.23%*             1.95%*           8.31%*            32%**

 RETAIL B
 10/31/00(1)          9.43         (5.80)%**              20        0.52%*             2.67%*           8.22%*            32%**

 TRUST
 10/31/00(1)          9.45         (5.60)%**           4,246        1.64%*             1.55%*           5.97%*            32%**

 PRIME A
 10/31/00(1)          9.45         (1.67)%**               2        1.23%*             1.95%*          44.37%*            32%**

 PRIME B
 10/31/00(1)          9.44         (1.77)%**               2        0.41%*             2.67%*          45.11%*            32%**


                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

  The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered thirty-seven managed investment portfolios. The accompanying financial statements and financial highlights are those of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II (formerly known as Boston 1784 Growth
Fund), Small Cap Value Fund, Small Company Equity Fund, International Equity Fund and Pan Asia Fund (individually, a "Fund," collectively, the "Funds") only.

  The Asset Allocation Fund, Growth and Income Fund and International Equity Fund are authorized to issue six series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares). The Equity Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Small Cap Value Fund, Small Company Equity Fund and Pan Asia Fund are authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares). The Growth Fund IIis authorized to issue four series of shares (Trust Shares, Retail A Shares, Retail B Shares and BKBShares). Currently, the Asset Allocation, Growth and Income and International Equity Funds offer all six series of authorized shares, the Equity Growth, Small Cap Value and Pan Asia Funds offer all five series of authorized shares, the Growth Fund II offers all four series of authorized shares and the Equity Income, Strategic Equity, Equity Value and Small Company Equity Funds offer Trust Shares, Retail A Shares, and Retail B Shares. Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Prime A Shares are subject to a maximum 5.50% front-end sales charge, (iii) Retail B Shares and Prime B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares and eight years after purchase, Prime B Shares will convert automatically to Prime A Shares. BKB Shares of the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund will convert to Retail A Shares of the same Fund on the first anniversary of the closing of the reorganization of the Boston 1784 Funds into the Trust provided that prior thereto the Board of Trustees of the Trust has determined that such conversion is in the best interest of the holders of such BKB Shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

  PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Equity Fund and Pan Asia Fund may enter into forward foreign currency exchange contracts whereby the Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

  FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity Fund and Pan Asia Fund are maintained in

NOTES TO FINANCIAL STATEMENTS

U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series of a Fund and are declared and paid quarterly, with the exception of the International Equity Fund and Pan Asia Fund, which declare and pay dividends annually. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

  REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES, DISTRIBUTION AND OTHER FEES

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Small Cap Value Fund and Small Company Equity Fund (See Note 4).

  The Trust pays the Investment Advisor a fee, computed daily and paid monthly, with respect to the International Equity Fund at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such net assets, plus 0.85% of net assets in excess of $100 million.

  The Trust pays the Investment Advisor a fee, computed daily and paid monthly, with respect to the Pan Asia Fund at the annual rate of 1.20% of the Fund's average daily net assets.

  The Investment Advisor has entered into a sub-advisory agreement with Oechsle International Advisors, LLC ("Oechsle") with respect to the International Equity Fund pursuant to which the Investment Advisor pays fees to Oechsle, computed daily and paid monthly, at the annual rate of 0.40% of the first $50 million of the Fund's average daily net assets, plus 0.35% of net assets in excess of $50 million. FleetBoston Financial Corporation owns an interest in Oechsle.

NOTES TO FINANCIAL STATEMENTS

  The Investment Advisor has entered into a sub-advisory agreement with UOB Global Capital LLC("UOB") with respect to the Pan Asia Fund pursuant to which the Investment Advisor pays fees to UOB, computed daily and paid monthly, at the annual rate of 0.72% of the Fund's average daily net assets.

  Prior to June 26, 2000, Fleet National Bank (formerly known as BankBoston, N.A.)("FNB"), an affiliate of the Investment Advisor, provided investment advisory services to the Boston 1784 Growth Fund, the predecessor fund of the Galaxy Growth Fund II (the "Predecessor Fund", see Note 9). FNB was paid a fee for its services at an annual rate of 0.74% of the Fund's average daily net assets. For the period June 1, 2000 through June 25, 2000, the fees paid to FNBby the Predecessor Fund, which are included in the investment advisory fees on the Statement of Operations for the period ended October 31, 2000, were $91,432.

  The Trust and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPCInc. (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0575% of the next $3 billion of combined average daily net assets and 0.0525% of combined average daily net assets in excess of $21 billion. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp. On that date, PFPC Trust Co., a wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. As part of that transaction, PFPC Inc., also an indirect wholly-owned subsidiary of PNC Bank Corp., was merged into First Data Investor Services Group, Inc., which then changed it's name to PFPC Inc.

  In addition, PFPC Inc. also provides certain fund accounting, custody, administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

  Prior to June 26, 2000, SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, provided certain administrative services to the Predecessor Fund. The fees paid to SEI were based on the level of average aggregate net assets of the Boston 1784 Funds. For the period ended October 31, 2000, the fees paid to SEI by the Predecessor Fund, which are included in the administration fees on the Statement of Operations for the period ended October 31, 2000, were $8,078.

  Provident Distributors, Inc. (the "Distributor") acts as the exclusive distributor of the Trust's shares. Prior to December 1, 1999, First Data Distributors, Inc., a wholly-owned subsidiary of First Data Investor Services Group, Inc., acted as the exclusive distributor of the Trust's shares.

  Prior to June 26, 2000, SEI Investments Distribution Co. (The "Boston 1784 Distributor") served as the exclusive distributor of shares of the Predecessor Fund. The Predecessor Fund had adopted a Distribution Plan (the "Boston 1784 Plan") which allowed the Predecessor Fund to use up to 0.25% of its average daily net assets for the sale and distribution of its shares. At the time of the reorganization of the Predecessor Fund into the Trust, the Boston 1784 Distributor was waiving all fees payable under the Boston 1784 Plan.

  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A and Trust Shares of each Fund except the Pan Asia Fund. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own Retail A Shares, at an aggregate annual rate not to exceed 0.50% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted a distribution plan (the "Distribution Plan") with respect to Retail A Shares of the Pan Asia Fund. Under the Distribution Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail A Shares of the Fund. Payments by the Trust under the Distribution Plan may not exceed the annual rate of 0.50% of the average daily net assets attributable to the Fund's Retail A Shares. The Trust, under the direction of the Board of Trustees, is currently limiting the Fund's payments under the Distribution Plan to an annual rate of not more than 0.25% (on an annualized basis) of the average daily net asset value of the Fund's outstanding Retail A Shares.

NOTES TO FINANCIAL STATEMENTS

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Funds. Under the 12b-1 Plan, the Trust may pay
(i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each Fund's outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.30% of the average daily net asset value of Retail B Shares of the Fund owned of record or beneficially by customers of institutions. For the year ended October 31, 2000, the Funds paid fees under the Services Plan, Distribution Plan and 12b-1 Plan as follows:

                         SERVICES   DISTRIBUTION         12B-1 PLAN
                         --------   ------------         ----------
                           PLAN        PLAN        SERVICES    DISTRIBUTION
                           ----        ----        --------    ------------
Asset Allocation$        1,065,746     $--        $  276,523    $  650,302
Equity Income              554,530      --            10,787        24,174
Growth and Income          647,172      --           175,810       408,911
Strategic Equity            22,572      --             4,264         9,457
Equity Value               688,464      --            90,382       204,874
Equity Growth            1,446,176      --           299,993       696,922
Growth II                      873      --               287           694
Small Cap Value            243,831      --             6,735        15,634
Small Company Equity       316,162      --            51,285       119,880
International Equity       281,596      --            17,009        39,534
Pan Asia                        --      53                42            79

  The Trust has adopted a distribution plan (the "Prime A Shares Plan") with respect to Prime A Shares of the Funds. Under the Prime A Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime A Shares. Payments by the Trust under the Prime A Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. The Trust, under direction of the Board of Trustees, is currently limiting each Fund's payments under the Prime A Shares Plan to an annual rate of not more than 0.25% (on an annualized basis) of the average daily net asset value of each Fund's outstanding Prime A Shares.

  The Trust has adopted a distribution and services plan (the "Prime B Shares Plan") with respect to Prime B Shares of the Funds. Under the Prime B Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Prime B Shares, (ii) institutions for shareholder liaison services, and (iii) institutions for administrative support services. Payments for distribution expenses may not exceed the annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding Prime B Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Prime B Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of institutions. For the year ended October 31, 2000, the Funds paid fees under the Prime A Shares Plan and Prime B Shares Plan as follows:

                           PRIME A            PRIME B SHARES PLAN
                           -------            -------------------
                         SHARES PLAN       SERVICES      DISTRIBUTION
                         -----------       --------      ------------
Asset Allocation          $  506           $  1,357         $  4,157
Growth and Income            383                319              963
Equity Growth                323                999            3,007
Small Cap Value              456                438            1,314
International Equity          39              1,278            3,839
Pan Asia                       1                  1                2

  The Trust has adopted a shareholder services plan (the "BKB Plan") with respect to BKB Shares of the Asset Allocation Fund, Growth and Income Fund, Growth Fund II and International Equity Fund. The BKB Plan provides compensation to institutions (including Fleet Bank and its affiliates) which provide shareholder liaison and/or administrative support services to their customers who beneficially own BKB Shares at an aggregate annual rate not to exceed 0.50% of the average daily net asset value of the outstanding BKB Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the BKB Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding BKB Shares beneficially owned by such customers. For the year ended October 31, 2000, the Funds paid fees under the BKB Plan as follows:

                                   BKB PLAN
                                   --------
Asset Allocation                 $  12,200
Growth and Income                   84,511
Growth II                           44,400
International Equity                 7,118

NOTES TO FINANCIAL STATEMENTS

  Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate PFPC Inc. for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the year ended October 31, 2000, transfer agent charges for each series were as follows:

                          RETAIL A      RETAIL B       TRUST       BKB
                          --------      --------       -----       ---
Asset Allocation         $ 497,429    $ 174,076      $ 554,101   $  8,139
Equity Income              288,413        8,991         13,807         --
Growth and Income          458,042      142,700        530,940     31,229
Strategic Equity            26,427        6,191            123         --
Equity Value               459,771       94,354        276,844         --
Equity Growth              825,583      320,517        618,559         --
Growth II                    1,841          370            261     19,226
Small Cap Value            318,570       13,896        127,379         --
Small Company Equity       337,391       73,465        425,017         --
International Equity       274,548       38,143        339,188     16,823
Pan Asia                       454          156            241         --

                                   PRIME A        PRIME B
                                   -------        -------
Asset Allocation                  $   340        $  1,020
Growth and Income                     162             239
Equity Growth                         152             648
Small Cap Value                       318             986
International Equity                  103             486
Pan Asia                               93              93

  Certain officers of the Trust are officers of the Investment Advisor or PFPC Inc. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. For the period May 28, 1999 until September 7, 2000, each Trustee was entitled to receive for services as a Trustee of the Trust, VIP and Galaxy II an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to May 28, 1999, each Trustee was entitled to receive for services as a Trustee of the Trust, VIP and Galaxy II an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the year ended October 31, 2000 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

  Pursuant to procedures adopted by the Board of Trustees and in accordance with the Investment Company Act of 1940, as amended, certain Funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., an affiliate of the Investment Advisor. The commissions paid to Quick & Reilly Institutional Trading for the year ended October 31, 2000 were as follows:

      FUND                COMMISSIONS      FUND               COMMISSIONS
    ---------             -----------    ---------            -----------
     Asset Allocation     $  173,098     Strategic Equity      $    14,690
     Equity Income           288,852     Equity Growth              98,173
     Growth and Income       369,829     Small Cap Value         1,698,889
     Equity Value          1,695,664

4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

  Fleet and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary waivers and/or expense reimbursements at any time. For the year ended October 31, 2000, Fleet and/or its affiliates and/or the Administrator waived fees and/or reimbursed expenses with respect to the Funds as follows:

      FUND                           FEES WAIVED        EXPENSES REIMBURSED
    ---------                       -------------      --------------------
Asset Allocation                      $  3,629               $  13,261
Equity Income                            2,350                   1,465
Growth and Income                        2,728                 297,800
Strategic Equity                       183,237                  17,910
Equity Value                             2,351                   9,557
Equity Growth                            3,105                  14,787
Growth II                               46,750                  74,303
Small Cap Value                          3,971                  96,314
Small Company Equity                     2,351                   1,573
International Equity                 2,217,035                  12,127
Pan Asia                                 1,833                  29,000

NOTES TO FINANCIAL STATEMENTS

5.  SHARES OF BENEFICIAL INTEREST

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into forty-three classes of shares, each consisting of one or more series.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares of each Fund, except the Pan Asia Fund, bear the expense of payments under the Services Plan, Retail A Shares of the Pan Asia Fund bear the expense of payments under the Distribution Plan, Retail B Shares of a Fund bear the expense of payments under the 12b-1 Plan, Prime A Shares of a Fund bear the expense of payments under the Prime A Shares Plan, Prime B Shares of a Fund bear the expense of payments under the Prime B Shares Plan, BKB Shares of a Fund bear the expense of payments under the BKB Plan and Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of a Fund each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.  PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for year ended October 31, 2000 were as follows:


                                                              PURCHASES                          SALES
                                                   ---------------------------------------------------------------
FUND                                               U.S. GOVERNMENT      OTHER       U.S. GOVERNMENT      OTHER
-----                                              --------------- --------------  ---------------- --------------
Asset Allocation ..............................    $   206,770,440 $  221,716,564  $    228,674,262 $  250,686,757
Equity Income .................................                 --    147,050,870                --    192,734,019
Growth and Income .............................                 --    326,350,011                --    389,216,185
Strategic Equity ..............................                 --     70,600,910                --     69,070,088
Equity Value ..................................                 --    363,787,947                --    537,745,368
Equity Growth .................................                 --  1,098,842,263                --    966,727,840
Growth II .....................................                 --     33,582,541                --     88,791,252
Small Cap Value ...............................                 --    150,831,653                --    155,488,736
Small Company Equity ..........................                 --    541,611,029                --    468,042,634
International Equity ..........................                 --    574,355,872                --    423,127,289
Pan Asia ......................................                 --      4,660,201                --        773,821


  The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at October 31, 2000 for each Fund is as follows:


FUND                                               APPRECIATION    (DEPRECIATION)       NET            COST
-----                                            ---------------  ---------------  --------------  --------------
Asset Allocation                                 $  175,083,967   $ (18,481,977)   $  156,601,990   $ 634,741,967
Equity Income                                        51,403,850     (17,074,324)       34,329,526     264,717,938
Growth and Income                                   338,465,408     (45,416,505)      293,048,903     771,338,118
Strategic Equity                                     17,614,005      (7,449,708)       10,164,297      93,187,867
Equity Value                                         89,810,790     (41,237,145)       48,573,645     367,226,155
Equity Growth                                       698,990,920     (42,051,896)      656,939,024   1,319,733,576
Growth II                                            57,777,858      (3,568,033)       54,209,825      97,402,106
Small Cap Value                                      79,646,367     (89,356,831)       (9,710,464)    435,159,587
Small Company Equity                                119,989,371     (72,463,365)       47,526,006     515,379,695
International Equity                                144,460,356    (124,273,393)       20,186,963   1,021,370,815
Pan Asia                                                 71,818        (366,210)         (294,392)      4,609,076


NOTES TO FINANCIAL STATEMENTS

7.  FOREIGN SECURITIES

  Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8.  LINE OF CREDIT

  Each Fund and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29,1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee based on the average daily unused portion of the line of credit is computed daily and paid quarterly at an annual rate of 0.10%, and allocated among the Funds based on average daily net assets. For the period ended October 31, 2000, no borrowings have been made by the Funds against the line of credit.

9.  ACQUISITION OF BOSTON 1784 FUNDS

  At a meeting held on January 25, 2000, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") providing for the acquisition of the Boston 1784 Funds by the Trust. Pursuant to the Agreement, (i) all of the assets and liabilities of the Boston 1784 Asset Allocation Fund were transferred to the Galaxy Asset Allocation Fund in exchange for 1,409,047 Trust Shares and 1,429,361 BKB Shares of the Asset Allocation Fund, (ii) all of the assets and liabilities of the Boston 1784 Growth and Income Fund were transferred to the Galaxy Growth and Income Fund in exchange for 22,946,452 TrustShares and 9,313,418 BKB Shares of the Galaxy Growth and Income Fund, (iii) all of the assets and liabilities of the Boston 1784 Growth Fund were transferred to the Galaxy Growth Fund II in exchange for 9,947,709 Trust Shares and 4,233,708 BKB Shares of the Galaxy Growth Fund II, and (iv) all of the assets and liabilities of the Boston 1784 International Equity Fund were transferred to the Galaxy International Equity Fund in exchange for 16,286,179 Trust Shares and 1,192,870 BKB Shares of the International Equity Fund. In related transactions, the assets and liabilities of the other Boston 1784 Fund portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The acquisition, which qualified as a tax-free reorganization for federal income tax purpose, was completed on June 26, 2000, following the approval of the reorganization by Boston 1784 Fund shareholders. The Galaxy Growth Fund II had nominal assets and liabilities prior to the reorganization and was organized solely to acquire the assets and continue the business, including carrying forward the financial and performance history, of the Boston 1784 Growth Fund. Following the reorganization, the Galaxy Growth Fund II changed its fiscal year-end from May 31 to October 31. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Value per share and Unrealized Appreciation associated with the transaction:

                                                         BEFORE                              AFTER
                                                       ACQUISITION                         ACQUISITION
                                         ----------------------------------------      --------------------
                                              GALAXY              BOSTON 1784                GALAXY
                                          ASSET ALLOCATION      ASSET ALLOCATION         ASSET ALLOCATION
                                               FUND                  FUND                     FUND
                                         ------------------    ------------------      --------------------
Net Assets ............................  $      755,931,805    $       53,087,605      $        809,019,410
Shares Outstanding                               40,404,245             3,346,019                43,242,653
Net Asset Value, per share ............  $               --    $            15.87      $                 --
Trust Net Asset Value, per share ......  $            18.70    $               --      $              18.70
BKBNet Asset Value, per share .........  $               --    $               --      $              18.70
Unrealized Appreciation ...............  $      170,332,794    $       12,053,590      $        182,386,384




                                                         BEFORE                               AFTER
                                                       ACQUISITION                         ACQUISITION
                                         ----------------------------------------      --------------------
                                              GALAXY              BOSTON 1784                GALAXY
                                             GROWTH AND            GROWTH AND               GROWTH AND
                                            INCOME FUND           INCOME FUND              INCOME FUND
                                         ------------------    ------------------      --------------------
Net Assets ............................  $      577,388,692    $      517,738,641      $      1,095,127,333
Shares Outstanding ....................          36,051,272            27,450,368                68,311,142
Net Asset Value, per share ............  $               --    $            18.86      $                 --
Trust Net Asset Value, per share ......  $            16.05    $               --      $              16.05
BKBNet Asset Value, per share .........  $               --    $               --      $              16.05
Unrealized Appreciation ...............  $      108,988,321    $      212,876,857      $        321,865,178



                                                         BEFORE                                AFTER
                                                      ACQUISITION                           ACQUISITION
                                         ---------------------------------------       --------------------
                                             GALAXY              BOSTON 1784                 GALAXY
                                          INTERNATIONAL          INTERNATIONAL            INTERNATIONAL
                                           EQUITY FUND           EQUITY FUND               EQUITY FUND
                                         ------------------    -----------------       --------------------
Net Assets ............................  $      806,349,806    $     394,399,000       $      1,200,748,806
Shares Outstanding ....................          35,819,469           32,444,801                 53,298,518
Net Asset Value, per share ............  $               --    $           12.16       $                 --
Trust Net Asset Value, per share ......  $            22.56    $              --       $              22.56
BKBNet Asset Value, per share .........  $               --    $              --       $              22.56
Unrealized Depreciation ...............  $      165,169,199    $      77,632,671       $        242,801,870


10.  TAX INFORMATION (UNAUDITED)

  During the fiscal year ended October 31, 2000, the Funds earned income from direct obligations of the U.S. Government as follows:

                                            U.S. GOVERNMENT
  FUND                                          INCOME
----------                                 ----------------
Asset Allocation Fund ...................        26.67%
Equity Income Fund ......................         2.77
Strategic Equity Fund ...................         0.80
Equity Growth Fund ......................         0.98
Small Cap Value Fund ....................         1.14
Small Company Equity Fund ...............         3.66
International Equity Fund ...............         0.30

  Appropriate tax information detailing U.S. Government income percentages on a calendar year basis will accompany your year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.



  During the fiscal year ended October 31, 2000, the following Funds made distributions from long-term capital gains:

                                               LONG-TERM
  FUND                                        GAINS PAID
----------                                 ----------------
Asset Allocation Fund ...................  $    31,248,353
Equity Income Fund ......................       43,289,105
Growth and Income Fund ..................       84,066,596
Strategic Equity Fund ...................        3,269,358
Equity Value Fund .......................       74,802,811
Equity Growth Fund ......................      218,342,896
Growth II ...............................       11,753,326
Small Cap Value Fund ....................       33,922,560
Small Company Equity Fund ...............       83,867,280
International Equity Fund ...............      106,022,517

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees of The Galaxy Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II (formerly, Boston 1784 Growth Fund), Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy International Equity Fund, and Galaxy Pan Asia Fund (eleven of the portfolios constituting The Galaxy Fund) as of October 31, 2000, and for the Galaxy Growth Fund IIand Galaxy Pan Asia Fund the related statements of operations, the statements of changes in net assets and the financial highlights for the indicated periods ending October 31, 2000 and for the remaining Funds, the statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended October 31, 1998 for the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, and Galaxy International Equity Fund were audited by other auditors whose report dated December 23, 1998 expressed an unqualified opinion on those financial highlights. The statement of operations for the year ended May 31, 2000, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, for the Galaxy Growth Fund II were audited by other auditors whose report dated July 17, 2000 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy International Equity Fund, and Galaxy Pan Asia Fund portfolios of The Galaxy Fund at October 31, 2000, the results of their operations, changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts
December 15, 2000



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GALAXY LOGO BLUE
                                                           ---------------------
4400 Computer Drive                                         Bulk Rate
P.O. Box 5108                                               U. S. Postage Paid
Westborough, MA 01581-5108                                  Permit No. 105
                                                            North Reading, MA
                                                           ---------------------




ANEQU (1/1/01)